P R O S P E C T U S January 31, 2016

Ziegler Strategic Income Fund

Institutional Class	ZLSIX

Ziegler Strategic Income Fund seeks total return comprised of current income and capital appreciation.

Ziegler FAMCO Covered Call Fund

Class A	CACLX

Class C	CCCLX

Institutional Class	CICLX

Ziegler FAMCO Covered Call Fund seeks long-term capital appreciation.

Each a “Fund,” together, the “Funds”

Each Fund is a series of Trust for Advised Portfolios (the “Trust”)

Please read this Prospectus and keep it for future reference.  It contains important information, including information on how each Fund invests and the services it offers to shareholders.

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is accurate or complete.  Any representation to the contrary is a criminal offense.

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Table of Contents - Prospectus

ZIEGLER STRATEGIC INCOME FUND SUMMARY SECTION

Investment Objective
The Ziegler Strategic Income Fund (the “Strategic Income Fund” or the “Fund”) seeks total return comprised of current income and capital appreciation.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the Strategic Income Fund.

SHAREHOLDER FEES (fees paid directly from your investment)	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None
Exchange Fee	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Institutional Class
Management Fees		0.65%
Other Expenses		1.73%
Shareholder Service Fees	0.15%
Dividends and Interest on Short Sales(1)	1.27%
All Remaining Other Expenses	0.31%
Acquired Fund Fees and Expenses		0.02%
Total Annual Fund Operating Expenses(2)		2.40%
Less Expense Reimbursement(3)		(0.16)%
Total Annual Fund Operating Expenses After Expense Reimbursement		2.24%

(1) The Strategic Income Fund is obligated to pay any dividend declared during the period in which the Strategic Income Fund maintains the short position to the lender from which the Strategic Income Fund borrowed the security and the Strategic Income Fund is obligated to record the payment of the dividend as an expense.  These expenses are not fees charged to shareholders but are similar to finance charges incurred in borrowing transactions.  The Strategic Income Fund may be subject to additional expenses related to short sales (for example, costs of borrowing and margin account maintenance costs).
(2) Total Annual Fund Operating Expenses do not correlate to the “ratio of expenses to average net assets” provided in the Financial Highlights. The information in the Financial Highlights reflects the operating expenses of the Fund and does not include acquired fund fees and expenses which are those expenses incurred directly by the Fund as a result of acquiring investments in shares of one or more other investment companies.
(3) Pursuant to a contractual fee waiver and reimbursement agreement, Ziegler Capital Management, LLC (the “Adviser”) will reimburse the Strategic Income Fund for expenses related to the Institutional Class shares in excess of 0.95%, excluding taxes, interest charges, litigation and other extraordinary expenses, acquired fund fees and expenses, interest and dividend expense relating to short sales, borrowing costs, extraordinary expenses and brokers’ commissions and other charges relating to the purchase and sale of the Strategic Income Fund’s portfolio securities.  To the extent any such excluded expenses were incurred, the Strategic Income Fund would incur total annual fund operating expenses after expense reimbursement greater than the applicable expense limitation.  The Adviser is entitled to recoup the amounts provided for in the fee waiver and reimbursement agreement for a period of up to three years following the fiscal year in which the Adviser reduced its compensation and/or assumed expenses for the Strategic Income Fund, provided that the total operating expenses of the Strategic Income Fund, including the recoupment, do not exceed the established cap on expenses for that year.  The agreement will not be terminated prior to January 31, 2017.

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Example
This Example is intended to help you compare the cost of investing in the Strategic Income Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Strategic Income Fund for the time periods indicated and then redeem all of your shares at the end of these periods.  The Example also assumes that your investment has a 5% return each year and that the Strategic Income Fund’s operating expenses remain the same (except that the example reflects the expense reimbursement for the one-year period and the first year of the remaining periods).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$227	$733	$1,266	$2,724

Portfolio Turnover
The Strategic Income Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Strategic Income Fund’s performance. During the fiscal year ended September 30, 2015, the Strategic Income Fund’s portfolio turnover rate was 107% of the average value of its portfolio.

Principal Investment Strategies
In normal market conditions, at least 80% of the Strategic Income Fund’s net assets (plus borrowings for investment purposes) will be invested in U.S. and foreign debt securities (U.S. dollar denominated) consisting of corporate bonds and debentures, U.S. government securities, mortgage-backed securities issued by U.S. government-sponsored enterprises (“agency mortgage-backed securities”) and mortgage-backed securities sponsored by private companies other than U.S. government sponsored enterprises (“non-agency mortgage-backed securities”), securities of real estate investment trusts that invest principally in mortgages and fixed income securities, securities of closed-end funds and exchange-traded funds that invest principally in fixed income securities, and preferred and convertible securities that the Strategic Income Fund’s adviser believes have debt-like characteristics, both investment and non-investment grade credit quality.  The Strategic Income Fund is not limited with respect to its portfolio maturity or duration.  The Strategic Income Fund may invest in debt securities with a wide variety of terms applicable to principal repayment, interest rates and other features.

The Strategic Income Fund also may invest up to 100% of its net assets in corporate loans, including bank loans.  The Strategic Income Fund may invest without limitation in debt securities without regard to their credit ratings, including securities that are non-investment grade (commonly known as junk bonds or high yield bonds).  Non-investment grade debt securities acquired by the Strategic Income Fund will principally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor’s or Ba or lower by Moody’s Investors Service, Inc.) or, if unrated, will be determined by the Strategic Income Fund’s investment adviser to be of similar quality.  Some of these debt securities may be in default or at high risk of defaulting, and may have extremely poor prospects for being able to make principal and interest payments when due.

To achieve its investment objective, the Strategic Income Fund engages in short-term trading strategies and may, without limitation, engage in short sales and invest in derivatives.  The principal short-term trading strategies are identified below.  When the Strategic Income Fund sells a security short, the Strategic Income Fund borrows the security from a lender and then sells the security in the general market.

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Convertible Arbitrage.  This strategy involves the Strategic Income Fund purchasing a convertible bond and selling short the underlying common stock.  This strategy seeks to principally profit from an improvement in credit quality of the issuer while hedging against default risk through the short sale of the underlying common stock.  This strategy tends to perform better when equity markets are volatile because market volatility can positively impact the conversion feature of the convertible bond.

Relative Value Arbitrage.  This strategy attempts to take advantage of relative pricing discrepancies between related fixed income and/or equity securities.  For example, the Strategic Income Fund may purchase a senior secured security of an issuer and sell short an unsecured security of the same issuer.  In this example the trade would be profitable if credit quality spreads widened or if the issuer went bankrupt and the recovery rate for the senior debt was higher.  Another example might involve the Strategic Income Fund purchasing a security of an issuer and selling short a comparable security of another issuer in the same industry.  In this example the trade could be profitable if changing conditions in an industry affected the issuers differently.

Fixed Income Arbitrage.  This strategy attempts to take advantage of a flattening or steepening of the yield curve.  An example could involve the Strategic Income Fund buying a two year Treasury security and selling short a ten year Treasury security.

Merger Arbitrage.  The most common merger arbitrage activity, and the approach the Strategic Income Fund principally uses, involves purchasing debt securities (as described in this prospectus) and, subject to the Fund’s principal investment strategy, equity securities of an announced acquisition target company at a discount to their expected value upon completion of the acquisition.  The Strategic Income Fund’s investment adviser may engage in selling securities short when the terms of a proposed acquisition call for the exchange of common stock and/or other securities.  In such a case, the common stock of the company to be acquired may be purchased and, at approximately the same time, an equivalent amount of the acquiring company’s common stock and/or other securities may be sold short.

Directional Investment Strategies.  The Strategic Income Fund may take “outright” directional (long or short) market positions.  Directional strategies seek to exploit broad market trends in interest rates, commodity prices or debt securities (as described in this prospectus) and, subject to the Fund’s principal investment strategy, equity securities.  These strategies are: (1) Long/Short: a strategy that seeks to invest in securities the Adviser believes to be undervalued or offer high growth opportunities while also attempting to reduce overall market risk or take advantage of an anticipated decline in the price of an index or the securities of a company that the Adviser believes is overvalued relative to normalized business and industry fundamentals or to the expected growth that the Adviser believes the company will achieve, by using short sales or options, financial futures and options on futures to hedge risk.  Long and short positions may not be invested in equal dollars and, as such, may not seek to neutralize general market risks.  (2) Long-Only:  a strategy that seeks to invest in securities that are believed to have appreciation potential.  This strategy may concentrate in certain markets, industries or geographical areas.  Given the diverse and available sectors that the Fund may invest in dynamically along with its ability to hedge credit and interest rate risk, the advisor believes that there are no appropriate benchmarks available.  This strategy is principally managed for absolute return and to assess risk and opportunity on an absolute, not an index-relative basis, which means that rather than focusing principally on the performance of the securities compared to a benchmark, the Adviser focuses on those securities that the Adviser believes are undervalued and offer high growth opportunities.  (3) Short-Only: a strategy that seeks to identify securities that are expected to depreciate in value.  In a short sale, the Strategic Income Fund borrows a security from a broker, and then sells it.  If the value of the security goes down, the Strategic Income Fund can buy it back in the market and return it to the broker, making a profit.  The determination to utilize these strategies frequently results from opportunities identified in the course of implementing the Adviser’s core arbitrage and relative value strategies, as a result of which the Adviser may identify certain securities which it believes to be materially overpriced or underpriced.

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Opportunistic Investing.  In the course of researching and implementing the Strategic Income Fund’s investment strategies, the Adviser may identify unrelated trading or investment opportunities which the Adviser believes have both good profit potential and a risk/reward profile consistent with the Strategic Income Fund’s investment objectives.  The Adviser will attempt to exploit these opportunities.

The Strategic Income Fund may use derivatives for hedging (attempting to reduce risk by offsetting one investment position with another) or speculation (taking a position in the hope of increasing return).  These derivative transactions will involve forward contracts, future contracts, options and swaps (and options on futures and swaps).  The Strategic Income Fund engages in short-selling principally for hedging purposes (for example, to limit exposure to a possible market decline in the value of its portfolio securities).

The Strategic Income Fund may buy and sell options, which are agreements that give an investor the right to buy or sell a security at an agreed upon price in the future.  A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer of the option the obligation to buy, the underlying security, index, currency or other instrument at a specified exercise price.  A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at a specified exercise price.

The Strategic Income Fund may also invest in credit default swaps.  Credit default swaps are contracts in which the buyer makes a payment or series of payments to the seller in exchange for a payment if the reference security or asset (e.g., a bond or an index) undergoes a “credit event” (e.g., a default).  Credit default swaps share many risks common to other types of swaps and derivatives, including credit risk, counterparty risk and market risk.

Investment decisions are based on fundamental market factors like yield and credit quality differences among bonds, as well as demand and supply trends.  Investment decisions are also based on technical factors like price momentum, market sentiment, and supply or demand imbalances.  The Strategic Income Fund sells holdings for a variety of reasons (for example, to adjust its average maturity or quality, to shift assets into better-yielding securities, or to alter sector exposure).

The Strategic Income Fund is intended for investors who seek high current income and can accept the risks involved with its investments, and who can accept the fact that there will be principal fluctuation.

Principal Investment Risks
Investors in the Strategic Income Fund may lose money.  There are risks associated with the types of securities in which the Strategic Income Fund invests.  These risks are:

•	Agency and Non-Agency Mortgage-Backed Securities Risk:
Mortgage-backed securities represent direct or indirect participation in, or are secured by and payable from, mortgage loans secured by real property.  Mortgage-backed securities may be issued or guaranteed by U.S. government agencies or instrumentalities or may be issued by private issuers, generally originators in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities (collectively, “private lenders”).  The purchase of mortgage-backed securities from private lenders may entail greater risk than mortgage-backed securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities. Mortgage-backed securities are generally subject to the same types of risk that apply to other fixed-income securities, such as interest rate risk, credit risk and call risk.

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•	Call Risk:
Some bonds give the issuer the option to call, or redeem, the bonds before their maturity date.  If an issuer “calls” its bond during a time of declining interest rates, the Strategic Income Fund might have to reinvest the proceeds in an investment offering a lower yield.

•	Convertible Securities Risk:
The value of convertible securities may fall when interest rates rise and increase wheninterest rates fall. The prices of convertible securities with longer maturities tend to bemore volatile than those with shorter maturities. Value also tends to change whenever the market value of the underlying common or preferred stock fluctuates. The Strategic Income Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations.

•	Corporate Loan Risk:
The Fund may invest in corporate loans, including bank loans, which are subject to credit risk, interest rate risk and liquidity risk. Corporate loans, including bank loans, are subject to the risk that the value of collateral, if any, securing a loan may decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. In the event of a default, the Fund may have difficulty collecting on any collateral and would not have the ability to collect on any collateral for an uncollateralized loan. Commercial banks and other financial institutions or institutional investors make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such the London Interbank Offered Rate (“LIBOR”) or the prime rates of U.S. banks.

The market for corporate loans may be subject to irregular trading activity, wide bid/ask spreads and extended settlement periods. As a result, the Fund may be unable to sell its corporate loan interests at a time when it may otherwise be desirable to do so or may be able to sell them only at prices that are less than what the Fund regards as their fair market value. Accordingly, corporate loan interests may at times be illiquid. Corporate loan interests may be difficult to value and may have extended settlement periods (i.e., more than seven days after the sale). Sale proceeds related to the sale of loans may not be available to make additional investments or to meet a Fund’s redemption obligations until potentially a substantial period after the sale of the loans. In addition, loans may not be considered securities, and therefore, the Fund may not have the protections of the federal securities laws with respect to its holdings in such loans.

Interests in loans to finance highly leveraged companies or transactions, such as corporate acquisitions, may be especially vulnerable to adverse changes in economic or market conditions. Interests in secured loans have the benefit of collateral and, typically, of restrictive covenants limiting the ability of the borrower to further encumber its assets. There is a risk that the value of any collateral securing a loan in which the Fund has an interest may decline and that the collateral may not be sufficient to cover the amount owed on the loan. In the event the borrower defaults, the Fund’s access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. Further, in the event of a default, second lien secured loans will generally be paid only if the value of the collateral exceeds the amount of the borrower’s obligations to the first lien secured lenders, and the remaining collateral may not be sufficient to cover the full amount owed on the loan in which the Fund has an interest. The Fund may acquire a participation interest in a loan that is held by another party. When the Fund’s loan interest is a participation, the Fund may have less control over the exercise of remedies than the party selling the participation interest, and it normally would not have any direct rights against the borrower.

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•	Credit Risk:
Failure of a bond issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a bond can cause a bond’s price to fall, potentially lowering the Strategic Income Fund’s share price.  The Strategic Income Fund, in addition to investing in investment grade bonds, may also invest in non-investment grade securities, which involve greater credit risk, including the risk of default.

•	Credit Default Swaps Risk:
A credit default swap enables an investor to buy or sell protection against a credit event.  Credit default swaps are subject to credit risk on the underlying investment and to counterparty credit risk.  If the counterparty fails to meet its obligations the Strategic Income Fund may lose money.  Credit default swaps are also subject to the risk that the Strategic Income Fund will not properly assess the cost of the underlying investment.  If the Strategic Income Fund is selling credit protection, there is a risk that a credit event will occur and that the Strategic Income Fund will have to pay the counterparty.  If the Strategic Income Fund is buying credit protection, there is a risk that no credit event will occur and the Strategic Income Fund will receive no benefit for the premium paid.

•	Derivatives Risk:
A small investment in derivatives could have a potentially large impact on the Strategic Income Fund’s performance.  The use of derivatives, such as forward contracts and future contracts, involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.  Derivatives can be highly volatile, illiquid and difficult to value, and there is a risk that changes in the value of a derivative held by the Strategic Income Fund will not correlate with the Strategic Income Fund’s other investments.  Gains or losses from speculative positions in a derivative may be much greater than the derivative’s original cost and potential losses may be substantial.

•	Directional Strategies Risk:
Directional strategies usually use long and short positions which entail prediction on the direction into which the overall market is going to move.  Directional strategies may utilize leverage and hedging.  Risk of loss may be significant if the Adviser’s judgment is incorrect as to the direction, timing or extent of expected market moves.

•	Foreign Investment Risk:
The Strategic Income Fund’s investment in foreign securities may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country.  The securities of foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers.  The costs associated with securities transactions are often higher in foreign countries than in the U.S.  There may be less publicly available information about foreign companies than U.S. companies.

•	High Portfolio Turnover Risk:
The Strategic Income Fund may engage in short-term trading.  This will produce higher transaction costs (brokerage commissions or markups or markdowns), which the Strategic Income Fund must pay, and will increase realized gains (or losses) to investors, which may lower the Strategic Income Fund’s after-tax performance.  The Strategic Income Fund’s portfolio turnover rate will likely exceed 100% per year.

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•	High-Yield Bond Risk:
Investing in high-yield bonds and other lower-rated bonds will subject the Fund to substantial risk of loss due to issuer default, decline in market value due to adverse economic and business developments, or sensitivity to changing interest rates.

•	Interest Rate Risk:
Prices of bonds tend to move inversely with changes in interest rates.  Typically, a rise in rates will adversely affect bond prices and, accordingly, the Strategic Income Fund’s share price.  The longer the Strategic Income Fund’s effective maturity and duration, the more its share price is likely to react to interest rates.

•	Liquidity Risk:
When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value.  In such a market, the value of such securities and the Strategic Income Fund’s share price may fall dramatically.  Investments in many, but not all, foreign securities tend to have greater exposure to liquidity risk than domestic securities.

•	Manager Risk:
How the Adviser manages the Strategic Income Fund will affect the Strategic Income Fund’s performance.  The Strategic Income Fund may lose money if the Adviser’s investment strategy does not achieve the Strategic Income Fund’s objective or the Adviser does not implement the strategy properly.

•	Market Risk:
The securities in which the Strategic Income Fund invests may decline significantly in price over short or extended periods of time.  Price changes may occur in the relevant markets as a whole, or they may occur in only a particular company, industry or sector of the relevant market.  Some of the trading strategies employed by the Strategic Income Fund involve attempting to take advantage of relative pricing discrepancies between related securities.  The Adviser may be incorrect in its assessment of the pricing discrepancies or prices may not move in the manner anticipated by the Adviser.

•	Market Sector Risk:
The Strategic Income Fund’s overall risk level will depend on the market sectors in which the Strategic Income Fund is invested and the current interest rate, liquidity and credit quality of such sectors.  The Strategic Income Fund may overweight or underweight companies, industries or market sectors, which may cause the Strategic Income Fund’s performance to be more or less sensitive to developments affecting those companies, industries or sectors.

•	Merger Arbitrage Risk:
The proposed acquisition may be renegotiated or terminated, in which case the Strategic Income Fund may realize losses.

•	Non-Diversification Risk:
The Strategic Income Fund is non-diversified under the Investment Company Act of 1940, as amended (the “1940 Act”).  As such, it will invest in fewer securities than diversified investment companies and its performance may be more volatile.  If the securities in which the Strategic Income Fund invests perform poorly, the Strategic Income Fund could incur greater losses than it would have had it invested in a greater number of securities.

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•	Opportunistic Strategy Risk:
An opportunistic strategy is susceptible to the risk that the Adviser’s determinations of opportunities in market anomalies do not materialize as expected so that investments using this strategy do not increase in value (and may lose value).

•	Options Risk:
Purchasing and selling options are highly specialized activities and entail greater-than-ordinary investment risks. When options are purchased over the counter, the Strategic Income Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. The Strategic Income Fund’s ability to close out positions in exchange-listed options depends on the existence of a liquid market. Options that expire unexercised have no value.

•	Preferred Securities Risk:
A preferred stock may decline in price or fail to pay dividends when expected because the issuer experiences a decline in its financial status. Preferred stocks often behave like debt securities, but have a lower payment priority than the issuer’s bonds or other debt securities. Therefore, they may be subject to greater credit risk than those of debt securities. Preferred stocks also may be significantly less liquid than many other securities, such as corporate debt or common stock.

•	Real Estate Investment Trust (“REIT”) Risk:
Investments in REITs will be subject to the risks associated with the direct ownership of real estate and annual compliance with tax rules applicable to REITs.  Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions.

•	Short Sale Risk:
The Strategic Income Fund will incur a loss from a short sale if the value of the security sold short increases after the Strategic Income Fund has entered into the short position. Short sales generally involve a form of leverage, which can exaggerate the Strategic Income Fund’s losses. The Strategic Income Fund may lose more money than the actual cost of the short position and its potential losses may be unlimited. Any gain from a short sale will be offset in whole or in part by the transaction costs associated with the short sale.

•	Volatility Risk:
The market for corporate loans, as well as other debt securities, may periodically experience significant volatility. Prices for fixed income securities, while normally relatively stable, may periodically experience a higher than normal degree of volatility due to perceived credit risk and resultant sharp decreases in liquidity.

Performance
The following information provides some indication of the risks of investing in the Strategic Income Fund.  The performance shown for the period before the Institutional Class commenced operation on February 1, 2013 is that of the Strategic Income Fund’s Investor Class, which merged into the Institutional Class on January 29, 2016.  The Investor Class had higher expenses than the Institutional Class and the performance of the two classes differed only to the extent that their expenses differed.

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The bar chart shows the annual return for the Strategic Income Fund’s shares from year to year.  The table shows how the Strategic Income Fund’s average annual returns for one year and since inception compare with those of broad measures of market performance.  The Strategic Income Fund’s past performance, before and after taxes, is not necessarily an indication of how the Strategic Income Fund will perform in the future.  Performance information is also available on the Strategic Income Fund’s website at www.zcmfunds.com or by calling the Strategic Income Fund toll free at 1-877-568-7633.

Calendar Year Total Return as of December 31

* The bar chart shows the performance of the Investor Class for January 2013 only, since the Institutional Class incepted on February 1, 2013.

During the period of time shown in the bar chart, the Strategic Income Fund’s highest return for a calendar quarter was 2.20% (quarter ended March 31, 2014) and the Strategic Income Fund’s lowest return for a calendar quarter was (3.50)% (quarter ended September 30, 2013).

Average Annual Total Returns (For the periods ended December 31, 2015)	1 Year	Since Inception January 31, 2012*
Institutional Class
Return Before Taxes	-2.69%	0.07%
Return After Taxes on Distributions	-4.02%	-1.01%
Return After Taxes on Distributions and Sale of Fund Shares	-1.48%	-0.14%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	0.55%	1.94%
Citigroup 3-Month T-Bill Index (reflects no deduction for fees, expenses, or taxes)	0.03%	0.04%
* Performance shown prior to the inception of Institutional Class shares on February 1, 2013, reflects the performance of Investor Class shares.

The after-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold shares of the Fund through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

The Return After Taxes on Distributions and Sale of Fund Shares is higher than other return figures when a capital loss occurs upon redemption of Fund shares.

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Management
Investment Adviser
Ziegler Capital Management, LLC is the investment adviser to the Strategic Income Fund.

Portfolio Managers
Paula M. Horn is the Chief Investment Officer and Senior Portfolio Manager of the investment adviser since February 2009.  Brian Schuster is a Senior Portfolio Manager of the investment adviser since February 2015.

Purchase and Sale of Fund Shares
To purchase, redeem or exchange shares of the Strategic Income Fund, you should contact your broker-dealer or other financial intermediary, or to purchase, redeem or exchange shares directly with the Strategic Income Fund, you should call 1-877-568-7633.  You may purchase, redeem or exchange shares of the Strategic Income Fund each day the New York Stock Exchange (the “NYSE”) is open.  The Strategic Income Fund will be deemed to have received a purchase or redemption order when an authorized broker, or, if applicable, a broker’s designee receives the order. The minimum initial investment in the Institutional Class shares of the Strategic Income Fund is $100,000.  There is a $1,000 subsequent investment requirement.  A $100 minimum exists for each additional investment made through the Automatic Investment Plan (“AIP”).  With regard to the Institutional Class shares, the Strategic Income Fund may accept initial investments of (1) not less than $10,000 from investors who are related to or affiliated with shareholders who have invested $100,000 in the Strategic Income Fund and (2) not less than $10,000 from Trustees of the Trust and employees and officers of the Adviser.  Institutional Class shares are available only to shareholders who invest directly in the Strategic Income Fund or who invest through a broker-dealer, financial institution or servicing agent that does not receive a distribution fee from the Strategic Income Fund or the Adviser.

The redemption price is the net asset value (“NAV”) per share next determined after the receipt of a redemption request in good order by 4:00 p.m. Eastern Time.  You may redeem or purchase shares by sending the letter of instruction to Ziegler Strategic Income Fund, P.O. Box 701, Milwaukee, WI 53201-0701.  Investors who wish to redeem or purchase shares through a broker-dealer or other financial intermediary should contact the intermediary regarding the hours during which orders to redeem shares of the Strategic Income Fund may be placed.  The Strategic Income Fund defines “good order” generally as an order (purchase or redemption) received by the Strategic Income Fund or an intermediary acting as an agent of the Strategic Income Fund that is timely submitted and contains the name of the Strategic Income Fund, the number of shares or dollar amount to be redeemed (or purchased), your name and (if a redemption) your account number, and your signature.

Tax Information
The Strategic Income Fund’s distributions are taxable, and will be taxed as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA. Distributions on investments made through tax-advantaged arrangements may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Strategic Income Fund through a broker-dealer or other financial intermediary (such as a bank), the Strategic Income Fund and its related companies may pay the intermediary for the sale of Strategic Income Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Strategic Income Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

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ZIEGLER FAMCO COVERED CALL FUND SUMMARY SECTION

Investment Objective
The Ziegler FAMCO Covered Call Fund (the “Covered Call Fund” or the “Fund”) seeks long-term capital appreciation.

Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Covered Call Fund. You may qualify for sales charge discounts if you or your family invest, or agree to invest in the future, at least $25,000 in the Funds. You may qualify for a sales charge waiver if you or your family invest, or agree to invest in the future, at least $1,000,000 in the Funds. More information about these and other discounts is available from your financial intermediary, in this Prospectus on page 38 under the heading “Qualifying for a reduced sales charge – Covered Call Fund Class A shares” and in the Fund’s statement of additional information (“SAI”) on page 56 under the heading “Covered Call Fund Sales Charge Waivers and Reductions.”

SHAREHOLDER FEES (fees paid directly from your investment)
	Class A	Class C	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original cost of shares or current market value, whichever is less)	1.00%(1)	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Distributions	None	None	None
Redemption Fee (as a percentage of amount redeemed on shares held for 60 days or less)	1.00%	None	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Institutional Class
Management Fees	0.80%	0.80%	0.80%
Distribution and Service (Rule 12b-1) Fees	0.25%	1.00%	None
Other Expenses(2)	1.02%	1.02%	1.02%
Total Annual Fund Operating Expenses	2.07%	2.82%	1.82%
Less: Fee Waiver and/or ExpenseReimbursement	-0.83%	-0.83%	-0.83%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(3)	1.24%	1.99%	0.99%

(1)
Although there is no front-end sales charge on purchases of $1 million or more, there is a maximum deferred sales charge of 1.00% if you redeem within 18 months of such a purchase.  This charge is waived for certain investors.

(2)	Other Expenses are based on estimated amounts for the current fiscal year.

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(3)
Pursuant to a contractual fee waiver and reimbursement agreement, Ziegler Capital Management, LLC (the “Adviser”) has contractually agreed to waive a portion or all of its management fees and pay Fund expenses (excluding acquired fund fees and expenses, taxes, interest expense, dividends on securities sold short and extraordinary expenses) in order to limit the total annual fund operating expenses to 1.24%, 1.99%  and 0.99% of average daily net assets of the Fund’s Class A, Class C and Institutional Class shares, respectively (the “Expense Cap”). The Expense Cap will remain in effect through at least October 1, 2017 and may be terminated only by the Trust’s Board of Trustees (the “Board”). The Adviser may request recoupment of previously waived fees and paid expenses from the Fund for two years from the date they were waived or paid, subject to the Expense Cap.

Example
This Example is intended to help you compare the cost of investing in the Covered Call Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Covered Call Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Covered Call Fund’s operating expenses remain the same (taking into account the Expense Cap only in the first year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years
Class A (with or without redemption at end of period; incorporates front-end sales charge)	$694	$1,058
Class C (with redemption at end of period)	$302	$740
Class C (without redemption at end of period)	$202	$740
Institutional Class (with or without redemption at end of period)	$101	$435

Portfolio Turnover
The Covered Call Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Covered Call Fund’s performance. As the Covered Call Fund is newly organized, portfolio turnover information is not yet available.

Principal Investment Strategies
Under normal market conditions, the Covered Call Fund seeks to achieve its investment objective by investing in a portfolio of equity securities and writing (selling) call options on at least 80% of the Fund’s total assets. The Covered Call Fund will normally write (sell) covered call options on the equity securities held by the Fund to seek to protect the Fund from market decline and generate income. The Fund may write covered call options on certain exchange-traded funds that trade like common stocks but represent certain market indices such as the S&P 500® that correlate with the mix of common stocks held in the Fund’s portfolio. The nature of the Covered Call Fund is such that it may be expected to underperform equity markets during periods of sharply rising equity prices; conversely, the Fund seeks to reduce losses relative to equity markets during periods of declining equity prices.

A call option gives the purchaser of the option the right to buy, and a writer has the obligation to sell, the underlying security at the exercise price at any time prior to the expiration of the contract, regardless of the market price of the underlying security during the option period. Call options are sold up to the number of shares of the long equity positions. The premium paid to the writer is consideration for undertaking the obligations under the option contract. The writer of a covered call option forgoes all or a portion of the potential profit from an increase in the market price of the underlying security above the exercise price in exchange for the benefit of receiving the option premiums which provide some protection against the loss of capital if the underlying security declines in price. The Covered Call Fund would receive premium income from the writing of options.

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Over a full market cycle, which the Adviser considers the period from one recession to the next recession, the Covered Call Fund seeks to achieve its objective by investing in a portfolio consisting primarily of large capitalization common stocks of U.S. corporations and U.S. dollar-denominated equity securities of foreign issuers (i.e., American Depositary Receipts (“ADRs”)), in each case traded on U.S. securities exchanges, and writing (selling) covered call options. ADRs are receipts typically issued in connection with a U.S. or foreign bank or trust company which evidence ownership of underlying securities issued by a non-U.S. company. The Covered Call Fund may also invest in securities of mid- and small-capitalization issuers, but it is not expected that such investments will exceed 20% of the value of the Fund.

Equity securities are purchased to fit the following criteria: a) industry leaders that fit the firm’s investment strategy, b) companies with new products or a positive change in management, c) fundamental improvements in industry environment, and in some circumstances, d) strong franchises that are out of favor. Call options, sold against each equity, are designed to create income, not to create targeted purchase or sale levels. Equity securities will be sold from the portfolio when there is: a) a defined deterioration in operating fundamentals and/or a significant negative outlook from management, b) a large appreciation in the stock price leads to overvaluation relative to itself and its peers historically, c) significant management turnover at the senior level, particularly when the people leaving were effective leaders, or d) a change in the market cycle that no longer favors the equity’s characteristics, such a growth versus value or stable versus cyclical. The Adviser’s activity on the call options will be dependent upon the fundamental outlook for the stock and the economy, as well as the level of implied volatility across the term structure of strike prices and expirations. Generally, higher implied volatility will lead to longer expirations, locking in the higher call premiums, whereas lower volatility will tend to lead to shorter dated options.

Principal Investment Risks
Investors in the Covered Call Fund may lose money. There are risks associated with the types of securities in which the Covered Call Fund invests. These risks are:

●	ADR Risk:
ADRs may entail the special risks of international investing, including currency exchange fluctuations, governmental regulations, and the potential for political and economic instability.

●	Equity Securities Risk:
The risks that could affect the value of the Covered Call Fund’s shares and the total return on your investment include the possibility that the equity securities held by the Fund will experience sudden, unpredictable drops in value or long periods of decline in value.

●	Foreign Securities Risk:
Foreign securities and dollar denominated securities of foreign issuers involve special risks such as economic or financial instability, lack of timely or reliable financial information and unfavorable political or legal developments. Foreign securities also involve risks such as currency fluctuations and delays in enforcement of rights.

●	Investment Strategy Risk:
The Adviser uses the principal investment strategies and other investment strategies to seek to achieve the Fund’s investment objective. Investment decisions made by the Adviser in using these investment strategies may not produce the returns expected by the Adviser, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with similar investment objectives.

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●	Large Capitalization Companies Risk:
Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. Also, large-capitalization companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

●	Management Risk:
The Covered Call Fund is subject to management risk because it is an actively managed portfolio. The Adviser’s management practices and investment strategies might not produce the desired results. The Adviser may be incorrect in its assessment of a stock’s appreciation or depreciation potential.

●	Market Risk:
The prices of the securities in which the Covered Call Fund invests may decline for a number of reasons. These reasons may include changing economic circumstances and/or perceptions about the creditworthiness of individual issuers. Markets are volatile and values of individual securities can decline significantly in value in response to adverse issuer, political, regulatory, market, economic, and other developments that may cause broad changes in market values.

●	New Fund Risk:
The Covered Call Fund is new with no operating history, and there can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board may determine to liquidate the Fund.

●	Options Risk:
Options on equities are derivatives and may be subject to greater fluctuations in value than an investment in the underlying securities.  The options the Covered Call Fund intends to write (sell) are considered "covered" because the Fund will own equity securities against which the options are written (sold). As a result, the number of call options the Covered Call Fund can write (sell) is limited by the number of equity securities the Fund holds in its portfolio. There are significant differences between securities and options that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives.  Options may be also illiquid and the Covered Call Fund may have difficulty closing out its position prior to expiration.

●	Small- and Mid-Capitalization Companies Risk:
Small- and mid-capitalization stocks tend to perform differently from other segments of the equity market or the equity market as a whole, and can be more volatile than stocks of large-capitalization companies. Small and mid-capitalization companies may be newer or less established, and may have limited resources, products and markets, and may be less liquid.

Performance
When the Covered Call Fund has been in operation for a full calendar year, performance information will be shown here. Updated performance information will be available on the Covered Call Fund’s website at www.zcmfunds.com or by calling the Fund toll-free at 877-568-7633.

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Management
Investment Adviser: Ziegler Capital Management, LLC is the Covered Call Fund’s investment adviser.

Portfolio Managers:
Wiley D. Angell and Sean C. Hughes are the portfolio managers of the Covered Call Fund, and each has managed the Fund since inception.

Purchase and Sale of Fund Shares
You may purchase, redeem or exchange Fund shares on any business day by written request via mail to Ziegler FAMCO Covered Call Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, by telephone at 877-568-7633, by wire transfer, or through a financial intermediary. Investors who wish to purchase, redeem or exchange Fund shares through a financial intermediary should contact the financial intermediary directly. The minimum initial and subsequent investment amounts are shown below.

	Class A	Class C	Institutional Class
Regular Accounts
Minimum Initial Investment	$1,000	$1,000	$1,000,000
Minimum Subsequent Investment	$100	$100	No Minimum
Individual Retirement Accounts
Minimum Initial Investment	$250	$250	Not Available
Minimum Subsequent Investment	$100	$100	Not Available

Tax Information
The Covered Call Fund’s distributions are taxable, and will be taxed as ordinary income, qualified dividend income or capital gains, unless you invest though a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account (“IRA”). Distributions on investments made through tax-advantaged arrangements may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Covered Call Fund through a broker-dealer or other financial intermediary, the Fund and/or the Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Covered Call Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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INVESTMENT OBJECTIVE, INVESTMENT STRATEGIES AND RELATED RISKS

Investment Objective of the Strategic Income Fund
The Strategic Income Fund seeks to provide high current income and capital appreciation.  This means that the Strategic Income Fund attempts to produce a level of current income higher than the level of current income it could achieve if it did not make higher-risk investments in non-investment grade debt securities.  The Strategic Income Fund’s investment objective may be changed without shareholder approval.  If the Strategic Income Fund determines to change the investment objective, the Strategic Income Fund will provide 60 days prior written notice to shareholders before implementing the change.  In normal market conditions, at least 80% of the Strategic Income Fund’s net assets (plus any borrowings for investment purposes) will be invested in U.S. and foreign debt securities (U.S. dollar denominated) consisting of corporate bonds and debentures, U.S. government securities, agency and non-agency mortgage-backed securities, securities of real estate investment trusts that invest at least 80% of their net assets in mortgages and fixed income securities, securities of closed-end funds and exchange-traded funds that invest at least 80% of their net assets in fixed income securities, and preferred and convertible securities that the Strategic Income Fund’s Adviser believes have debt-like characteristics, both investment and non-investment grade credit quality.  The Fund's objective is not fundamental, and it may be changed without shareholder approval upon providing shareholders at least 60 days prior written notice.

The Strategic Income Fund has no limit with respect to its portfolio maturity or duration.  Duration is a measure of a debt security’s price sensitivity.  Duration takes into account a debt security’s cash flows over time, including the possibility that a debt security might be prepaid by the issuer or redeemed by the holder prior to its stated maturity date.  In contrast, maturity measures only the time until final payment is due.  By way of example, a security with a duration of five would likely drop five percent in value if interest rates rose one percentage point.

Principal Investment Strategies of the Strategic Income Fund
The Strategic Income Fund invests in U.S. and foreign debt securities (U.S. dollar denominated) consisting of corporate bonds and debentures, U.S. government securities, agency and non-agency mortgage-backed securities, securities of mortgage real estate investment trusts, securities of closed-end funds and exchange-traded funds that invest principally in fixed income securities, and preferred and convertible securities that the Strategic Income Fund’s Adviser believes have debt-like characteristics, both investment and non-investment grade credit quality.  The Strategic Income Fund is not limited with respect to its portfolio maturity or duration.  The Strategic Income Fund may invest in debt securities with a wide variety of terms applicable to principal repayment, interest rates and other features.  Terms that vary from security to security are optional and mandatory prepayment provisions, fixed, variable, semi-variable and resettable interest rates and conversion options, as well as various combinations of these terms.

The Strategic Income Fund also may invest up to 100% of its net assets in corporate loans, including bank loans.

The Strategic Income Fund may invest without limitation in debt securities without regard to their credit ratings, including securities that are non-investment grade.  Non-investment grade debt securities acquired by the Strategic Income Fund will principally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor’s or Ba or lower by Moody’s Investors Service, Inc.) or, if unrated, will be determined by the Strategic Income Fund’s Adviser to be of similar quality.  Some of these debt securities may be in default or at high risk of defaulting, and may have extremely poor prospects for being able to make principal and interest payments when due.

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To achieve its investment objective, the Strategic Income Fund engages in short-term trading strategies, and may, without limitation, engage in short sales and invest in derivatives.  The principal short-term trading strategies are identified below.  When the Strategic Income Fund sells a security short, the Strategic Income Fund borrows the security from a lender and then sells the security in the general market.  The Strategic Income Fund is obligated to pay any dividend declared during the period in which the Strategic Income Fund maintains the short position to the lender from which the Strategic Income Fund borrowed the security and the Strategic Income Fund is obligated to record the payment of the dividend as an expense.  Dividend expenses are not fees charged to shareholders by the Strategic Income Fund or any Strategic Income Fund service provider but are similar to finance charges incurred by the Strategic Income Fund in borrowing transactions.  The Strategic Income Fund may be subject to additional expenses related to short sales (for example, costs of borrowing and margin account maintenance costs associated with the Strategic Income Fund’s open short positions).

Convertible Arbitrage.  This strategy involves the Strategic Income Fund purchasing a convertible bond and selling short the underlying common stock.  This strategy seeks to principally profit from an improvement in credit quality of the issuer while hedging against default risk through the short sale of the underlying common stock.  This strategy tends to perform better when equity markets are volatile because market volatility can positively impact the conversion feature of the convertible bond.

Relative Value Arbitrage.  This strategy attempts to take advantage of relative pricing discrepancies between related fixed income and/or equity securities.  For example, the Strategic Income Fund may purchase a senior secured security of an issuer and sell short an unsecured security of the same issuer.  In this example the trade would be profitable if credit quality spreads widened or if the issuer went bankrupt and the recovery rate for the senior debt was higher.  Another example might involve the Strategic Income Fund purchasing a security of an issuer and selling short a comparable security of another issuer in the same industry.  In this example the trade could be profitable if changing conditions in an industry affected the issuers differently.

Fixed Income Arbitrage.  This strategy attempts to take advantage of a steepening of the yield curve.  An example could involve the Strategic Income Fund buying a two year Treasury security and selling short a ten year Treasury security.

Merger Arbitrage.  The most common merger arbitrage activity, and the approach the Strategic Income Fund principally uses, involves purchasing debt securities (as described in this prospectus) and, subject to the Fund’s principal investment strategy, equity securities of an announced acquisition target company at a discount to their expected value upon completion of the acquisition.  The Strategic Income Fund’s Adviser may engage in selling securities short when the terms of a proposed acquisition call for the exchange of common stock and/or other securities.  In such a case, the common stock of the company to be acquired may be purchased and, at approximately the same time, an equivalent amount of the acquiring company’s common stock and/or other securities may be sold short.

Directional Investment Strategies.  The Strategic Income Fund may take “outright” directional (long or short) market positions.  Directional strategies seek to exploit broad market trends in interest rates, commodity prices or debt securities (as described in this prospectus) and, subject to the Fund’s principal investment strategy, equity securities.  These strategies are: (1) Long/Short: a strategy that seeks to invest in securities the Adviser believes to be undervalued or offer high growth opportunities while also attempting to reduce overall market risk or take advantage of an anticipated decline in the price of an index or the securities of a company that the Adviser believes is overvalued relative to normalized business and industry fundamentals or to the expected growth that the Adviser believes the company will achieve, by using short sales or options, financial futures and options on futures to hedge risk.  Long and short positions may not be invested in equal dollars and, as such, may not seek to neutralize general market risks.  (2) Long-Only:  a strategy that seeks to invest in securities that are believed to have appreciation potential.  This strategy may concentrate in certain markets, industries or geographical areas.  This strategy is principally managed for absolute return and to assess risk and opportunity on an absolute, not an index-relative basis, which means that rather than focusing principally on the performance of the securities compared to a benchmark, the Adviser focuses on those securities that the Adviser believes are undervalued and offer high growth opportunities.  (3) Short-Only: a strategy that seeks to identify securities that are expected to depreciate in value.  In a short sale, the Strategic Income Fund borrows a security from a broker, and then sells it.  If the value of the security goes down, the Strategic Income Fund can buy it back in the market and return it to the broker, making a profit.  The determination to utilize these strategies frequently results from opportunities identified in the course of implementing the Adviser’s core arbitrage and relative value strategies, as a result of which the Adviser may identify certain securities which it believes to be materially overpriced or underpriced.

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Opportunistic Investing.  In the course of researching and implementing the Strategic Income Fund’s investment strategies, the Adviser may identify unrelated trading or investment opportunities which the Adviser believes have both good profit potential and a risk/reward profile consistent with the Strategic Income Fund’s investment objectives.  The Adviser will attempt to exploit these opportunities.

The Strategic Income Fund may use derivatives for hedging (attempting to reduce risk by offsetting one investment position with another) or speculation (taking a position in the hope of increasing return).  These derivative transactions will involve forward contracts, future contracts, options and swaps (and options on futures and swaps).  The Strategic Income Fund engages in short-selling principally for hedging purposes (for example, to limit exposure to a possible market decline in the value of its portfolio securities).

The Strategic Income Fund may buy and sell options, which are agreements that give an investor the right to buy or sell a security at an agreed upon price in the future.  A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer of the option the obligation to buy, the underlying security, index, currency or other instrument at a specified exercise price.  A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at a specified exercise price.

The Strategic Income Fund will purchase shares of exchange traded funds (“ETFs”) that invest principally in fixed income securities.  All ETFs are investment companies that are bought and sold on a securities exchange.  An ETF generally represents a portfolio of securities designed to track a particular market index.  The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in a particular ETF could result in it being more volatile than the underlying portfolio of securities and trading at a discount to its NAV.  ETFs also have management fees that are part of their costs, and the Strategic Income Fund will indirectly bear its proportionate share of these costs.

The Strategic Income Fund’s investment in ETFs, subject to the exception specified in the next sentence, currently is limited to (a) 3% of the total voting stock of any one ETF, (b) 5% of the Strategic Income Fund’s total assets with respect to any one ETF, and (c) 10% of the Strategic Income Fund’s total assets in the aggregate.  An exception to these limitations is found in Section 12(d)(1)(F) of the Investment Company Act, which provides that the above limitations do not apply to securities purchased or otherwise acquired by the Strategic Income Fund if (a) immediately after such purchase or acquisition not more than 3% of the total outstanding securities of such ETF is owned by the Strategic Income Fund and all affiliated persons of the Strategic Income Fund; and (b) the Strategic Income Fund has not offered or sold, and is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than 1 ½% percent.  In any event, the Strategic Income Fund will not invest more than 15% of its total assets in ETFs.

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Investment decisions are based on fundamental market factors like yield and credit quality differences among bonds, as well as demand and supply trends.  Investment decisions are also based on technical factors like price momentum, market sentiment, and supply or demand imbalances.  The Strategic Income Fund sells holdings for a variety of reasons (for example, to adjust its average maturity or quality, to shift assets into better-yielding securities, or to alter sector exposure).

Non-Principal Investment Strategies of the Strategic Income Fund
In response to adverse market, economic, political or other conditions, the Strategic Income Fund may take temporary defensive positions.  In such circumstances the Strategic Income Fund may invest in money market instruments (like U.S. Treasury Bills, commercial paper or repurchase agreements).  During such periods, the Strategic Income Fund will earn less income than it would if it invested in higher yielding securities and will not be able to achieve its objective of capital appreciation since these securities do not appreciate in value.  When the Strategic Income Fund is not taking a temporary defensive position, it may hold some cash and money market instruments so that it can pay its expenses, satisfy redemption requests or take advantage of investment opportunities.  The Strategic Income Fund may not invest more than 20% of its assets in cash and money market instruments when it is not taking a temporary defensive position.

To enhance current income, the Strategic Income Fund also may engage in a series of purchase and sale contracts or forward roll transactions in which the Strategic Income Fund sells a security, for example, to a financial institution and simultaneously agrees to purchase a similar security from the institution at a later date at an agreed-upon price.  Similar forward roll transactions consist of U.S. treasury and U.S. agency notes and bonds.

The Strategic Income Fund may utilize distressed investment strategies, which involve investing in the securities and loans of companies that are in weak financial condition, are experiencing poor operating results, need substantial capital investment, perhaps have a negative net worth, are experiencing special competitive or products obsolescence problems, or are involved in bankruptcy or reorganization proceedings.  These investments may be made in securities with a wide spectrum of risk and market sensitivity.  The Adviser expects a relatively small percent of the Strategic Income Fund’s portfolio to be invested in distressed securities.

Investment Objective of the Covered Call Fund
The Covered Call Fund seeks long-term capital appreciation.  The Fund's objective is not fundamental, and it may be changed without shareholder approval. The Fund will provide shareholders 60 days prior notice of a change to its policy of investing in a portfolio of equity securities and writing (selling) call options on at least 80% of the Fund’s total assets.

Principal Investment Strategies of the Covered Call Fund
Under normal market conditions, the Covered Call Fund seeks to achieve its investment objective by investing in a portfolio of equity securities and writing (selling) call options on at least 80% of the Covered Call Fund’s assets. The Covered Call Fund will normally write (sell) covered call options on the equity securities held by the Covered Call Fund to seek to protect the Covered Call Fund from market decline and generate income. The nature of the Covered Call Fund is such that it may be expected to underperform equity markets during periods of sharply rising equity prices; conversely, the Covered Call Fund seeks to reduce losses relative to the equity markets during periods of declining equity prices.

The Covered Call Fund’s equity investments will consist primarily of large capitalization common stocks of U.S. corporations and U.S. dollar denominated equity securities of foreign issuers (i.e., ADRs), in each case that are traded on U.S. securities exchanges. ADRs are receipts typically issued in connection with a U.S. or foreign bank or trust company which evidence ownership of underlying securities issued by a non-U.S. company.  The Covered Call Fund may also invest in securities of mid- and small-capitalization issuers, but it is not expected that such investments would exceed 20% of the value of the Covered Call Fund.

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The Adviser reviews economic data, Federal Reserve policy, fiscal policy, inflation and interest rates, commodity pricing, sector, industry and security issues, regulatory factors, and street research to appraise the economic and market cycles which enables the Adviser to make investment decisions to pursue the Covered Call Fund’s investment strategies and achieve its investment objective.

Equity securities are purchased to fit the following criteria: a) industry leaders that fit the firm’s investment strategy, b) companies with new products or a positive change in management, c) fundamental improvements in industry environment, and in some circumstances, d) strong franchises that are out of favor. Call options, sold against each equity, are designed to create income, not to create targeted purchase or sale levels. Equity securities will be sold from the portfolio when there is: a) a defined deterioration in operating fundamentals and/or a significant negative outlook from management, b) a large appreciation in the stock price leads to overvaluation relative to itself and its peers historically, c) significant management turnover at the senior level, particularly when the people leaving were effective leaders, or d) a change in the market cycle that no longer favors the equity’s characteristics, such a growth versus value or stable versus cyclical. The Adviser’s activity on the call options will be dependent upon the fundamental outlook for the stock and the economy, as well as the level of implied volatility across the term structure of strike prices and expirations. Generally, higher implied volatility will lead to longer expirations, locking in the higher call premiums, whereas lower volatility will tend to lead to shorter dated options.

The Covered Call Fund will write call options on the equity securities held by the Covered Call Fund to seek to create income and mitigate the impact of market declines. A call option gives the purchaser of the option the right to buy, and a writer has the obligation to sell, the underlying security at the exercise price at any time prior to the expiration of the contract, regardless of the market price of the underlying security during the option period. Call options are sold up to the number of shares of the long equity positions. The premium paid to the writer is consideration for undertaking the obligations under the option contract. The writer of a covered call option forgoes all or a portion of the potential profit from an increase in the market price of the underlying security above the exercise price in exchange for the benefit of receiving the option premiums and some protection against the loss of capital if the underlying security declines in price. The Covered Call Fund would receive premium income from the writing of options, and the Adviser believes that the Covered Call Fund’s return can be at times increased or protected against some capital losses through such premiums, consistent with its investment objectives.

The options the Covered Call Fund intends to write (sell) are considered "covered" because the Covered Call Fund will own equity securities against which the options are written (sold). As a result, the number of call options the Covered Call Fund can write (sell) is limited by the number of equity securities the Covered Call Fund holds in its portfolio. The Covered Call Fund will not write (sell) "naked" call options (i.e., options on more equity securities than are held in the Covered Call Fund's portfolio).

The Adviser will consider several factors when writing (selling) call options, including the overall equity market outlook, sector and/or industry attractiveness, individual security considerations, and relative and/or historical levels of option premiums.

The Covered Call Fund may purchase and write covered call options on certain exchange-traded funds that trade like common stocks but represent certain market indices such as the S&P 500® that correlate with the mix of common stocks held in the Covered Call Fund’s portfolio.

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Related Risks
●	ADR Risk (Covered Call Fund):
ADRs may entail the special risks of international investing, including currency exchange fluctuations, governmental regulations, and the potential for political and economic instability.

ADRs are depositary receipts for foreign securities denominated in U.S. dollars and traded on U.S. securities markets. These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. These are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institutions. Designed for use in U.S. securities markets, ADRs are alternatives to the purchase of the underlying securities in their national market and currencies. ADRs may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the depositary security. Therefore, holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities.

●	Agency and Non-Agency Mortgage-Backed Securities Risk (Strategic Income Fund):
Mortgage-backed securities represent direct or indirect participation in, or are secured by and payable from, mortgage loans secured by real property. Mortgage-backed securities may be issued or guaranteed by U.S. government agencies or instrumentalities or may be issued by private issuers, generally originators in mortgage loans, including private lenders.  The purchase of non-agency mortgage-backed securities may entail greater risk than mortgage-backed securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities. Mortgage-backed securities are generally subject to the same types of risk that apply to other fixed-income securities, such as interest rate risk, credit risk and call risk.

Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement.  These credit enhancements may include letters of credit, reserve funds, over-collateralization, or guarantees by third parties. There is no guarantee that these credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans.

●	Call Risk (Strategic Income Fund):
Some bonds give the issuer the option to call, or redeem, the bonds before their maturity date.  If an issuer “calls” its bond during a time of declining interest rates, the Strategic Income Fund might have to reinvest the proceeds in an investment offering a lower yield, resulting in a decline in the Strategic Income Fund’s income.

●	Convertible Securities Risk (Strategic Income Fund):
Convertible securities typically pay current income as either interest (debt security convertibles) or dividends (preferred stocks). A convertible’s value usually reflects both the stream of current income payments and the value of the underlying common stock.  The value of convertible securities may fall when interest rates rise and increase when interest rates fall. The prices of convertible securities with longer maturities tend to be more volatile than those with shorter maturities. Value also tends to change whenever the market value of the underlying common or preferred stock fluctuates. The Strategic Income Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations.

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●	Corporate Loan Risk (Strategic Income Fund):
Corporate loans, including bank loans, are subject to credit risk, interest rate risk, liquidity risk, and the risk that the value of the collateral, if any, securing a loan may decline, be insufficient to meet the obligations of the borrower, or may be difficult to liquidate. In the event of a default, the Fund may have difficulty collecting on any collateral and would not have the ability to collect on any collateral for an uncollateralized loan. Bank loans and senior corporate loans usually have a mandatory and optional prepayment provisions. If a borrower prepays a senior loan, the Fund will have to reinvest the proceeds in other loans or securities that may pay lower interest rates. Senior loans also are subject to the risk that a court could subordinate a senior loan to presently existing or future indebtedness or take other action detrimental to the holders of senior loans.

Commercial banks and other financial institutions or institutional investors make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the LIBOR or the prime rates of U.S. banks. As a result, the value of corporate loan investments is generally less exposed to the adverse effects of shifts in market interest rates than investments that pay a fixed rate of interest. The market for corporate loans may be subject to irregular trading activity, wide bid/ask spreads and extended settlement periods.

 The corporate loans in which the Strategic Income Fund invests are subject to the loss of principal and income. Although borrowers frequently provide collateral to secure repayment of these obligations they do not always do so. If they do provide collateral, the value of the collateral may not completely cover the borrower’s obligations at the time of a default. If a borrower files for protection from its creditors under U.S. bankruptcy laws, these laws may limit the Strategic Income Fund’s rights to its collateral. In addition, the value of collateral may erode during a bankruptcy case. In the event of a bankruptcy, the holder of a corporate loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay.

The Fund may be unable to sell its loan interests at a time when it may otherwise be desirable to do so or may be able to sell them only at prices that are less than what the Fund regards as their fair market value. Accordingly, loan interests may at times be illiquid. Loan interests may be difficult to value and may have extended settlement periods (i.e., more than seven days after the sale), which expose the Fund to the risk that the receipt of principal and interest payments may be delayed until the loan interest settles. Interests in loans made to finance highly leverage companies or transactions, such as corporate acquisitions, may be especially vulnerable to adverse changes in economic or market conditions. In addition, loans may not be considered securities and therefore, the Fund may not have the protections of the federal securities laws with respect to its holdings in such loans.

Interests in secured loans have the benefit of collateral and, typically, of restrictive covenants limiting the ability of the borrower to further encumber its assets. If a secured loan is foreclosed, the Fund would likely bear the costs and liabilities associated with owning and disposing of the collateral. The collateral may be difficult to sell and the Fund would bear the risk that the collateral may decline in value while the Fund is holding it. In addition, the collateral may not be sufficient to cover the amount owed on the loan. In most loan agreements there is no formal requirement to pledge additional collateral. In the event the borrower defaults, the Fund’s access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. Further, in the event of a default, second lien secured loans will generally be paid only if the value of the collateral exceeds the amount of the borrower’s obligations to the first lien secured lenders, and the remaining collateral may not be sufficient to cover the full amount owed on the loan in which the Fund has an interest.

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The Fund may acquire a loan interest by obtaining an assignment of all or a portion of the interests in a particular loan that are held by an original lender or a prior assignee. As an assignee, the Fund normally will succeed to all rights and obligations of its assignor with respect to the portion of the loan that is being assigned. However, the rights and obligations acquired by the purchaser of a loan assignment may differ from, and be more limited than, those held by the original lenders or the assignor. Alternatively, the Fund may acquire a participation interest in a loan that is held by another party. When the Fund’s loan interest is a participation, the Fund may have less control over the exercise of remedies than the party selling the participation interest, and it normally would not have any direct rights against the borrower. As a participant, the Fund also would be subject to the risk that the party selling the participation interest would not remit the Fund’s pro rate share of loan payments to the Fund. It may be difficult for the Fund to obtain an accurate picture of a lending bank’s financial condition.

The Fund also may be in possession of material non-public information about a borrower as a result of tis ownership of a loan instrument of such borrower. Because of prohibitions on trading in securities of issuers while in possession of such information, the Fund might be unable to enter into a transaction in a security of that borrower when it would otherwise be advantageous to do so. Any steps taken to ensure that the Fund does not receive material non-public information about a security may have the effect of causing the Fund to have less information than other investors about certain interests in which it seeks to invest.

●	Credit Risk (Strategic Income Fund):
Failure of a bond issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a bond can cause a bond’s price to fall, potentially lowering the Strategic Income Fund’s share price.  The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Changes in an issuer’s credit rating or the market’s perception of an issuer’s credit risk can adversely affect the prices of the securities the Strategic Income Fund owns. A corporate event such as a restructuring, merger, leveraged buyout, takeover, or similar action may cause a decline in market value of an issuer’s securities or credit quality of its bonds due to factors including an unfavorable market response or a resulting increase in the company’s debt. Added debt may reduce significantly the credit quality and market value of a company’s bonds, and thereby may affect the value of its equity securities as well.  The Strategic Income Fund, in addition to investing in investment grade bonds, may also invest in non-investment grade securities, which involve greater credit risk, including the risk of default.

●	Credit Default Swaps Risk (Strategic Income Fund):
A credit default swap enables an investor to buy or sell protection against a credit event, such as an issuer’s failure to make timely payments of interest or principal, bankruptcy or restructuring.  The terms of the instrument are generally negotiated by the Strategic Income Fund and the swap counterparty. A credit default swap may be embedded within a structured note or other derivative instrument.  Credit default swaps are subject to credit risk on the underlying investment and to counterparty credit risk.  If the counterparty fails to meet its obligations the Strategic Income Fund may lose money.  Credit default swaps are also subject to the risk that the Strategic Income Fund will not properly assess the cost of the underlying investment.  If the Strategic Income Fund is selling credit protection, there is a risk that a credit event will occur and that the Strategic Income Fund will have to pay the counterparty.  If the Strategic Income Fund is buying credit protection, there is a risk that no credit event will occur and the Strategic Income Fund will receive no benefit for the premium paid.

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●	Derivatives Risk (Strategic Income Fund):
A small investment in derivatives could have a potentially large impact on the Strategic Income Fund’s performance.  The use of derivatives, such as forward contracts and future contracts, involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.  Derivatives can be highly volatile, illiquid and difficult to value, and there is a risk that changes in the value of a derivative held by the Strategic Income Fund will not correlate with the Strategic Income Fund’s other investments.  Gains or losses from speculative positions in a derivative may be much greater than the derivative’s original cost, disproportionately increasing the Strategic Income Fund’s losses and reducing the Strategic Income Fund’s opportunities for gains when the financial asset or measure to which the derivative is linked changes in unexpected ways.

●	Directional Strategies Risk (Strategic Income Fund):
Directional strategies usually use long and short positions which entail prediction on the direction into which the overall market is going to move.  Directional strategies may utilize leverage and hedging.  Risk of loss may be significant if the Adviser’s judgment is incorrect as to the direction, timing or extent of expected market moves.

●	Equity Securities Risk (Covered Call Fund):
The risks that could affect the value of the Covered Call Fund’s shares and the total return on your investment include the possibility that the equity securities held by the Covered Call Fund will experience sudden, unpredictable drops in value or long periods of decline in value.

All investments in equity securities are subject to market risks that may cause their prices to fluctuate over time. Historically, the equity markets have moved in cycles and the value of the securities in the Covered Call Fund’s portfolio may fluctuate substantially from day to day. Owning an equity security can also subject the Covered Call Fund to the risk that the issuer may discontinue paying dividends.

●	Foreign Investment Risk (Both Funds):
A Fund’s investment in foreign securities may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country.  The securities of foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers.  The costs associated with securities transactions are often higher in foreign countries than in the U.S.  There may be less publicly available information about foreign companies than U.S. companies. Additional risks include the possibility that a foreign jurisdiction might impose or increase withholding taxes on income payable with respect to foreign securities; the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which a Fund could lose its entire investment in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls.

●	High Portfolio Turnover (Strategic Income Fund):
The Strategic Income Fund may engage in short-term trading.  This will produce higher transaction costs (brokerage commissions or markups or markdowns), which the Strategic Income Fund must pay, and will increase realized gains (or losses) to investors, which may lower the Strategic Income Fund’s after-tax performance.  The Strategic Income Fund’s portfolio turnover rate will likely exceed 100% per year.

●	High-Yield Bond Risk (Strategic Income Fund):
Investing in high-yield bonds and other lower-rated bonds will subject the Strategic Income Fund to substantial risk of loss due to issuer default, decline in market value due to adverse economic and business developments, or sensitivity to changing interest rates.

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●	Interest Rate Risk (Strategic Income Fund):
Prices of bonds tend to move inversely with changes in interest rates.  Typically, a rise in rates will adversely affect bond prices and, accordingly, the Strategic Income Fund’s share price.  The longer the Strategic Income Fund’s effective maturity and duration, the more its share price is likely to react to interest rates.  Additionally some of the trading strategies employed by the Strategic Income Fund attempt to take advantage of changes in the shape, or shifts, of the yield curve.  The Adviser may be incorrect in its assessment of projected changes in the yield curve.

Duration – the duration of a fixed-income security estimates how much its price is affected by interest rate changes. For example, a duration of five years means the price of a fixed-income security will change approximately 5% for every 1% change in its yield. Thus, the higher a security’s duration, the more volatile the security.

Inflation – prices of existing fixed-rate debt securities could decline due to inflation or the threat of inflation. Inflationary expectations generally are associated with higher prevailing interest rates, which normally lower the prices of existing fixed-rate debt securities. Because inflation reduces the purchasing power of income produced by existing fixed-rate securities, the prices at which these securities trade also will be reduced to compensate for the fact that the income they produce is worth less.

Floating- and variable-rate securities – floating-rate securities have interest rates that vary with changes to a specific measure, such as the Treasury bill rate. Variable-rate securities have interest rates that change at preset times based on the specific measure. Some floating- and variable-rate securities may be callable by the issuer, meaning that they can be paid off before their maturity date and the proceeds may be required to be invested in lower-yielding securities that reduce the Fund’s income. Like other fixed-income securities, floating- and variable-rate securities are subject to interest rate risk. The Fund will only purchase a floating- or variable-rate security of the same quality as the debt securities it would otherwise purchase.

●	Investment Strategy Risk (Covered Call Fund):
The Adviser uses the principal investment strategies and other investment strategies to seek to achieve the Covered Call Fund’s investment objective. Investment decisions made by the Adviser in using these investment strategies may not produce the returns expected by the Adviser, may cause the Covered Call Fund’s shares to lose value or may cause the Covered Call Fund to underperform other funds with similar investment objectives.

●	Large Capitalization Companies Risk (Covered Call Fund):
The risk that stocks of larger companies may underperform relative to those of small and mid-sized companies. Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. Also, large-capitalization companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

●	Liquidity Risk (Strategic Income Fund):
When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value.  In such a market, the value of such securities and the Strategic Income Fund’s share price may fall dramatically.  Investments in many, but not all, foreign securities tend to have greater exposure to liquidity risk than domestic securities.  An inability to sell a portfolio position can adversely affect the Strategic Income Fund’s value or prevent the Strategic Income Fund from being able to take advantage of other investment opportunities.

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●	Management Risk (Both Funds):
The Funds are subject to management risk because each is an actively managed portfolio. The skill of the Adviser will play a significant role in a Fund’s ability to achieve its investment objective. The Adviser’s management practices and investment strategies might not produce the desired results. The Adviser may be incorrect in its assessment of a stock’s appreciation or depreciation potential. A Fund’s ability to achieve its investment objective depends on the ability of the Adviser to correctly identify economic trends.

●	Market Risk (Both Funds):
The securities in which the Funds invest may decline significantly in price over short or extended periods of time.  Price changes may occur in the relevant markets as a whole, or they may occur in only a particular company, industry or sector of the relevant market.  Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuation of other stock markets around the world.  Some of the trading strategies employed by a Fund involve attempting to take advantage of relative pricing discrepancies between related securities.  The Adviser may be incorrect in its assessment of the pricing discrepancies or prices may not move in the manner anticipated by the Adviser.

●	Market Sector Risk (Strategic Income Fund):
Investments in particular industries or sectors may be more volatile than the overall fixed-income market. The Strategic Income Fund’s overall risk level will depend on the market sectors in which the Strategic Income Fund is invested and the current interest rate, liquidity and credit quality of such sectors.  The Strategic Income Fund may overweight or underweight companies, industries or market sectors, which may cause the Strategic Income Fund’s performance to be more or less sensitive to developments affecting those companies, industries or sectors.

●	Merger Arbitrage Risk (Strategic Income Fund):
The proposed acquisition may be renegotiated or terminated, in which case the Strategic Income Fund may realize losses.

●	New Fund Risk (Covered Call Fund):
The Covered Call Fund is new with no operating history, and there can be no assurance that the Covered Call Fund will grow to or maintain an economically viable size, in which case the Board may determine to liquidate the Covered Call Fund.

●	Non-Diversification Risk (Strategic Income Fund):
The Strategic Income Fund is a non-diversified portfolio.  As such, it will invest in fewer securities than diversified investment companies and its performance may be more volatile.  If the securities in which the Strategic Income Fund invests perform poorly, the Strategic Income Fund could incur greater losses than it would have had it invested in a greater number of securities.

●	Opportunistic Strategy Risk (Strategic Income Fund):
An opportunistic strategy is susceptible to the risk that the Adviser’s determinations of opportunities in market anomalies do not materialize as expected so that investments using this strategy do not increase in value (and may lose value).

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●	Options Risk (Both Funds):
Purchasing and selling options are highly specialized activities and entail greater-than-ordinary investment risks. When options are purchased over the counter, a Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. A Fund’s ability to close out positions in exchange-listed options depends on the existence of a liquid market. Options that expire unexercised have no value.

Writing call options are highly specialized activities and entail greater than ordinary investment risks. Writing call options can reduce the risk of owning equity securities, but it limits the opportunity to profit from an increase in the market value of stocks. Unusual market conditions or the lack of a ready market for any particular option at a specific time may reduce the effectiveness of a Fund’s options strategies, and for these and other reasons a Fund’s options strategies may not reduce the Fund’s volatility to the extent desired. The risk involved in writing a covered call option is the lack of liquidity for the option.  If a Fund is not able to close out the options transaction, the Fund will not be able to sell the underlying security until the option expires or is exercised.

As the writer of a covered call option, a Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline.

As the writer of an option, a Fund has no control over the time when it may be required to fulfill its obligation. Once an option writer has received an exercise notice, it may not be able to effect a closing purchase transaction in order to terminate its obligation under the option and must then deliver the underlying security at the exercise price.

There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

In addition, the exercise price of an option may be adjusted before the option’s expiration as a result of the occurrence of events affecting the underlying equity security.

For the Strategic Income Fund, the risk involved in writing an uncovered call option is that there could be an increase in the market value of the underlying security caused by declining interest rates or other factors.  If this occurs, the option could be exercised and the underlying security would then be sold by the Strategic Income Fund at a lower price than its current market value.  To the extent that the Strategic Income Fund invests in over-the-counter options, the Strategic Income Fund may be exposed to credit risk with regard to parties with whom it trades and may also bear the risk of settlement default.  These risks may differ materially from those entailed in exchange-traded transactions, which generally are backed by clearing organization guarantees, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered directly between two counterparties generally do not benefit from such protections and expose the parties to the risk of counterparty default.

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For the Strategic Income Fund, the risk involved in writing an uncovered put option is that the market value of the underlying security could decrease as a result of rising interest rates or other factors.  If this occurs, the option could be exercised and the underlying security would then be sold to the Strategic Income Fund at a higher price than its prevailing market value.

●	Preferred Securities Risk (Strategic Income Fund):
A preferred stock may decline in price or fail to pay dividends when expected because the issuer experiences a decline in its financial status. Preferred stocks often behave like debt securities, but have a lower payment priority than the issuer’s bonds or other debt securities. Therefore, they may be subject to greater credit risk than those of debt securities. Preferred stocks also may be significantly less liquid than many other securities, such as corporate debt or common stock.

In addition to credit risk, investments in preferred securities carry the following risks:

Deferral Risk.  Traditional preferred securities contain provisions that sometimes allow an issuer to skip (in the case of “noncumulative” preferred securities) or defer (in the case of “cumulative” preferred securities) dividend payments.  Fully taxable or hybrid preferred securities typically contain provisions that allow an issuer, at its discretion, to defer distributions for up to 20 consecutive quarters.  If the Strategic Income Fund owns a preferred security that is deferring its distributions, the Strategic Income Fund may be required to report income for tax purposes while it is not receiving any income.

Redemption Risk.  Preferred securities typically contain provisions that allow for redemption in the event of tax or security law changes in addition to call features at the option of the issuer.  In the event of redemption, the Strategic Income Fund may not be able to reinvest the proceeds at comparable rates of return.

Limited Voting Rights.  Preferred securities typically do not provide any voting rights, except in cases when dividends are in arrears beyond a specified time period, which varies by issue.

Subordination.  Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

●	REIT Risk (Strategic Income Fund):
Investments in REITs will be subject to the risks associated with the direct ownership of real estate and annual compliance with tax rules applicable to REITs.  Risks commonly associated withthe direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions.

When the Strategic Income Fund invests in real estate investment trusts, it is subject to risks principally associated with investing in real estate: (1) possible declines in the value of real estate, (2) adverse general and local economic conditions, (3) possible lack of availability of mortgage funds, (4) changes in interest rates, and (5) environmental problems.  In addition, real estate investment trusts are subject to other risks related specifically to their structure and focus: (a) dependency upon management skills; (b) limited diversification; (c) the risks of locating and managing financing for projects; (d) heavy cash flow dependency; (e) possible default by borrowers; (f) the costs and potential losses of self-liquidation of one or more holdings; (g) the possibility of failing to maintain exemptions from securities registration; (h) duplicative fees; and (i) in many cases, relatively small market capitalization, which may result in less market liquidity and greater price volatility.

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●	Short Sale Risk (Strategic Income Fund):
The Strategic Income Fund will incur a loss from a short sale if the value of the security sold short increases after the Strategic Income Fund has entered into the short position. Short sales generally involve a form of leverage, which can exaggerate the Strategic Income Fund’s losses. The Strategic Income Fund may lose more money than the actual cost of the short position and its potential losses may be unlimited. Any gain from a short sale will be offset in whole or in part by the transaction costs associated with the short sale.

It is possible that the Strategic Income Fund’s long positions will decline in value at the same time that the value of its short positions increase, thereby increasing potential losses to the Strategic Income Fund.  Short sales expose the Strategic Income Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Strategic Income Fund.  The Strategic Income Fund’s investment performance will also suffer if it is required to close out a short position earlier than it had intended.  In addition, the Strategic Income Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly (for example, costs of borrowing and margin account maintenance costs associated with the Strategic Income Fund’s open short positions).  These expenses may negatively impact the performance of the Strategic Income Fund.  Short positions introduce more risk to the Strategic Income Fund than long positions (purchases) because the maximum sustainable loss on a security purchased (held long) is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security.  Therefore, in theory, securities sold short have unlimited risk.

●	Small- and Mid-Capitalization Companies Risk (Covered Call Fund):
To the extent the Fund emphasizes small-, or mid-cap stocks, it takes on the associated risks. At any given time, any one of these market capitalizations may be out of favor with investors. The stocks of small- and mid-cap companies may fluctuate more widely in price than the market as a whole, may be difficult to sell when the economy is not robust or during market downturns, and may be more affected than other types of stocks by the underperformance of a sector or during market downturns. In addition, compared to large-cap companies, small- and mid-cap companies may depend on a limited management group, may have a shorter history of operations, and may have limited product lines, markets or financial resources.

●	Volatility Risk (Strategic Income Fund):
The market for corporate loans, as well as other debt securities, may periodically experience significant volatility.  Prices for fixed income securities, while normally relatively stable, may periodically experience a higher than normal degree of volatility due to perceived credit risk and resultant sharp decreases in liquidity.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Statement of Additional Information (“SAI”) for the Funds, which is incorporated by reference into this Prospectus, contains a description of the Funds’ policies and procedures with respect to the disclosure of its portfolio holdings.

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MANAGEMENT OF THE FUNDS

Ziegler Capital Management, LLC is the Adviser to the Strategic Income Fund and the Covered Call Fund.  The Adviser’s address is:
70 West Madison Street, 24th Floor
Chicago, Illinois 60602-4109
Telephone:  (312) 368-1442

The Adviser is a SEC-registered investment advisory firm formed in 1991. As of September 30, 2015, the Adviser had assets under management of approximately $8.5 billion. The Adviser is responsible for the day-to-day management of the Funds in accordance with each Fund’s investment objective and policies. The Adviser also furnishes the Funds with office space and certain administrative services and provides most of the personnel needed to fulfill its obligations under its advisory agreement. For its services, the Strategic Income Fund pays the Adviser a monthly fee based on the Strategic Income Fund’s average daily net assets at an annual rate of 0.65%.  For its services, the Covered Call Fund pays the Adviser a monthly fee based on the Covered Call Fund’s average daily net assets at an annual rate of 0.80%. A discussion regarding the basis for the Board approving the Strategic Income Fund’s investment advisory agreement with the Adviser is available in the Strategic Income Fund’s annual report to shareholders for the period ended September 30, 2015. A discussion regarding the basis for the Board approval of the Covered Call Fund Investment Advisory Agreement will be available in the Fund’s first annual or semi-annual report.

The Funds are responsible for their own operating expenses. However, the Adviser has contractually agreed to waive all or a portion of its management fees and pay Fund expenses (excluding AFFE, taxes, interest expense, dividends on securities sold short and extraordinary expenses) in order to limit Net Annual Fund Operating Expenses to the amounts discussed below.

Pursuant to a contractual fee waiver and reimbursement agreement the Adviser will reimburse the Strategic Income Fund for expenses related to the Institutional Class shares in excess of 0.95%, excluding taxes, interest charges, litigation and other extraordinary expenses, acquired fund fees and expenses, interest and dividend expense relating to short sales, borrowing costs, extraordinary expenses and brokers’ commissions and other charges relating to the purchase and sale of the Strategic Income Fund’s portfolio securities.  To the extent any such excluded expenses were incurred, the Strategic Income Fund would incur total annual fund operating expenses after expense reimbursement greater than the applicable expense limitation.  The Adviser is entitled to recoup the amounts provided for in the fee waiver and reimbursement agreement for a period of up to three years following the fiscal year in which the Adviser reduced its compensation and/or assumed expenses for the Strategic Income Fund, provided that the total operating expenses of the Strategic Income Fund, including the recoupment, do not exceed the established cap on expenses for that year.  The agreement will not be terminated prior to January 31, 2017.

Pursuant to a contractual fee waiver and reimbursement agreement the  Adviser has contractually agreed to waive a portion or all of its management fees and pay Covered Call Fund expenses (excluding acquired fund fees and expenses, taxes, interest expense, dividends on securities sold short and extraordinary expenses) in order to limit the total annual fund operating expenses to 1.24%, 1.99%  and 0.99% of average daily net assets of the Covered Call Fund’s Class A, Class C and Institutional Class shares, respectively (the “Expense Cap”). The Expense Cap will remain in effect through at least October 1, 2017 and may be terminated only by the Trust’s Board of Trustees (the “Board”). The Adviser may request recoupment of previously waived fees and paid expenses from the Covered Call Fund for two years from the date they were waived or paid, subject to the Expense Cap.

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Portfolio Managers
The following individuals are primarily responsible for the day-to-day management of each Fund’s portfolio.

Paula M. Horn, Chief Investment Officer of the Adviser, is a Senior Portfolio Manager for the Strategic Income Fund. Ms. Horn joined the adviser in February 2009.  Prior to joining the firm, she was Managing Director of Investment Grade Credit at Deerfield Capital, which included the ABS and Investment Grade Corporate Bond Management teams.  Ms. Horn was with Deerfield Capital for more than 7 years.  Prior to joining Deerfield Capital, Ms. Horn was a Vice President, Portfolio Manager and Corporate Bond Trader at Scudder Kemper Investments.

Brian Schuster is a Senior Portfolio Manager of the Strategic Income Fund since February 2015. Mr. Schuster joined the adviser in February 2015. Previously he was a Portfolio Manager with ASNY Asset Management and with Fort Sheridan Advisors. He also spent five years with Pine River Capital Management as a Risk Manager where he focused on the automation of risk systems and modeling.  Additionally, Mr. Schuster has held credit research positions with Credit Agricole, and Prudential PLC.  Mr. Schuster has extensive experience with credit instruments and related risk management.

Wiley D. Angell is a Senior Portfolio Manager of the Covered Call Fund since inception of the Fund. Mr. Angell joined the Adviser in May 2015. Previously serving as the Chief Executive Officer and Chief Investment Officer of Fiduciary Asset Management LLC (“FAMCO”), Mr. Angell was responsible for the management of FAMCO and directed the firm’s macroeconomic research. Mr. Angell managed portfolios and served FAMCO’s clients since the firm’s inception in 1994. Mr. Angell has managed institutional portfolios for 26 years. He served as Portfolio Manager for General Dynamics Corporation from 1991 to 1994, focusing on core, long duration, and immunization fixed income strategies. From 1985 to 1991, he was Treasurer of Franklin Savings Association, where he managed a $7 billion mortgage portfolio and was responsible for the firm’s hedging strategies and balance sheet risk control. Mr. Angell serves on the board and chaired the investment committee for both First State Bank in Pleasanton, Kansas and Hume Bank in Hume, Missouri. He holds a B.A. in business and economics from Ottawa University and currently serves on the Board of Trustees for Ottawa University.

Sean C. Hughes, CFA, is a Senior Portfolio Manager of the Covered Call Fund since inception of the Fund. Mr. Hughes joined the Adviser in May 2015. Previously, he was a Vice President and Portfolio Manager with FAMCO. Sean joined FAMCO in April 2005 as a research analyst upon receipt of his M.B.A. from the Olin School of Business at Washington University in St. Louis. He currently manages the Adviser’s covered call portfolios and previously lead FAMCO’s macroeconomic and company research analysis. Sean has managed single stock overwrite options portfolios since 2010. While at Washington University, Sean was involved in managing the Investment Praxis Fund, a portion of the Washington University endowment. He also worked as a corporate finance intern for McCarthy Building Companies, Inc., focusing on portfolio development and modeling. Sean is a graduate of the Tuck School of Business Bridge Program and holds a B.A. from Oberlin College. He is a Chartered Financial Analyst (CFA) charterholder and member of the St. Louis Society of Financial Analysts.

The SAI for the Funds, which is incorporated by reference into this Prospectus, provides additional information about the compensation of the portfolio managers, other accounts managed and ownership of securities in the Funds.

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SHAREHOLDER INFORMATION

Pricing of Fund Shares
Shares of the Funds are sold at net asset value (“NAV”) per share, plus any applicable sales charge per share, which is calculated as of the close of regular trading (generally, 4:00 p.m., Eastern Time) on each day that the New York Stock Exchange (“NYSE”) is open for unrestricted business. However, a Fund’s NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC. The NYSE is closed on weekends and most national holidays, including New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday/Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV will not be calculated on days when the NYSE is closed for trading.

Purchase and redemption requests are priced based on the next NAV per share calculated after receipt of such requests plus any applicable sales charge per share. The NAV is the value of a Fund’s securities, cash and other assets, minus all expenses and liabilities (assets – liabilities = NAV). NAV per share is determined by dividing NAV by the number of shares outstanding (NAV/ # of shares = NAV per share). The NAV takes into account the expenses and fees of a Fund, including management and administration fees, which are accrued daily.

In calculating the NAV, portfolio securities are valued using current market values or official closing prices, if available. Each security owned by a Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued. Where the security is listed on more than one exchange, a Fund will use the price of the exchange that a Fund generally considers to be the principal exchange on which the security is traded.

Fair Value Pricing
The Funds employ fair value pricing selectively to ensure greater accuracy in its daily NAV and to prevent dilution by frequent traders or market timers who seek to take advantage of temporary market anomalies. The Board has developed procedures which utilize fair value pricing when reliable market quotations are not readily available or the Funds’ pricing service does not provide a valuation (or provides a valuation that in the judgment of the Adviser to the Funds does not represent the security’s fair value), or when, in the judgment of the Adviser events have rendered the market value unreliable. Valuing securities at fair value involves reliance on judgment. The intended effect of using fair value pricing procedures is to ensure that a Fund is accurately priced. Fair value determinations are made in good faith in accordance with procedures adopted by the Board. The Trust’s Valuation Committee and Board will regularly evaluate whether the Funds’ fair valuation pricing procedures continue to be appropriate in light of the specific circumstances of a Fund and the quality of prices obtained through their application by the Adviser. There can be no assurance that a Fund will obtain the fair value assigned to a security if it were to sell the security at approximately the time at which a Fund determines its NAV per share.

Fair value pricing may be applied to non-U.S. securities. The trading hours for most non-U.S. securities end prior to the close of the NYSE, the time that a Fund’s NAV is calculated. The occurrence of certain events after the close of non-U.S. markets, but prior to the close of the NYSE (such as a significant surge or decline in the U.S. market) often will result in an adjustment to the trading prices of non-U.S. securities when non-U.S. markets open on the following business day. If such events occur, a Fund may value non-U.S. securities at fair value, taking into account such events, when it calculates its NAV. Other types of securities that a Fund may hold for which fair value pricing might be required include, but are not limited to: (a) investments which are frequently traded and/or the market price of which the Adviser believes may be stale; (b) illiquid securities, including “restricted” securities and private placements for which there is no public market; (c) securities of an issuer that has entered into a restructuring; (d) securities whose trading has been halted or suspended; and (e) fixed income securities that have gone into default and for which there is not a current market value quotation .

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Short-term investments held with a remaining maturity of 60 days or less are generally valued at amortized cost, as the Board believes that this method of valuing short-term investments approximates market value.  Short-term investments with 61 days or more to maturity at time of purchase are valued at market value through the 61st day prior to maturity, based on quotations received from market makers or other appropriate sources; thereafter, they are generally valued at amortized cost.

Trading in Foreign Securities
In the case of foreign securities, the occurrence of certain events after the close of foreign markets, but prior to the time a Fund’s NAV per share is calculated (such as a significant surge or decline in the U.S. or other markets) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. If such events occur, a Fund will value foreign securities at fair value, taking into account such events, in calculating the NAV per share. In such cases, use of fair valuation can reduce an investor’s ability to seek to profit by estimating a Fund’s NAV per share in advance of the time the NAV per share is calculated. The Adviser anticipates that a Fund’s portfolio holdings will be fair valued when market quotations for those holdings are considered unreliable.

PURCHASING SHARES

Description of Classes

Strategic Income Fund
The Strategic Income Fund currently offers one share class, Institutional Class which is charged a shareholder service fee of 0.15%. The minimum initial investment in the Institutional Class shares of the Strategic Income Fund is $100,000.  There is a $1,000 subsequent investment requirement.  A $100 minimum exists for each additional investment made through the Automatic Investment Plan (“AIP”).  With regard to the Institutional Class shares, the Strategic Income Fund may accept initial investments of (1) not less than $10,000 from investors who are related to or affiliated with shareholders who have invested $100,000 in the Strategic Income Fund and (2) not less than $10,000 from Trustees of the Trust and employees and officers of the Adviser.  Institutional Class shares are available only to shareholders who invest directly in the Strategic Income Fund or who invest through a broker-dealer, financial institution or servicing agent that does not receive a distribution fee from the Strategic Income Fund or the Adviser.

Covered Call Fund
The Covered Call Fund currently offers three classes of shares – Class A, Class C and Institutional Class. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and may have different share prices as outlined below. The minimum initial investment amount for the Class A shares is $1,000 and the minimum subsequent investment amount is $100. The minimum initial investment amount for the Class C shares is $1,000, the minimum subsequent investment amount is $100 and the maximum purchase is $1,000,000. The minimum initial investment amount for the Institutional Class shares is $1,000,000 and there is no minimum subsequent investment.

•	Class A shares are charged a front-end sales charge of 5.75%, a CDSC of 1.00% and a redemption fee of 1.00%. Class A shares are also charged a 0.25% Rule 12b-1 distribution and service fee.

•	Class C shares are charged a CDSC of 1.00%. Class C shares are also charged a 1.00% Rule 12b-1 distribution and service fee.

•
Institutional Class shares are not charged a front-end sales load, are not charged a CDSC and have no Rule 12b-1 distribution and service fee. The Institutional Class shares have a higher minimum initial investment than Class A shares and Class C shares.

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The Funds’ minimum investment requirements may be waived from time to time by the Adviser, and for the following types of shareholders:
•
current and retired employees, directors/trustees and officers of the Trust, the Adviser and its affiliates and certain family members of each of them (i.e., spouse, domestic partner, child, parent, sibling, grandchild and grandparent, in each case including in-law, step and adoptive relationships);

•	any trust, pension, profit sharing or other benefit plan for current and retired employees, directors/trustees and officers of the Adviser and its affiliates;
•
current employees of U.S. Bancorp Fund Services, LLC (the “Transfer Agent”), broker-dealers who act as selling agents for the Fund, intermediaries that have marketing agreements in place with the Adviser and the immediate family members of any of them;

•	existing clients of the Adviser, their employees and immediate family members of such employees;

•
registered investment advisers who buy through a broker-dealer or service agent who has entered into an agreement with Quasar Distributors, LLC (“Quasar” or the “Distributor”), the Funds’ distributor; and

•	qualified broker-dealers who have entered into an agreement with the Funds’ Distributor.

Choosing a Class of Shares to Buy
Individual investors can generally invest in Class A and Class C shares. Retirement Plan and Institutional Investors and Clients of Eligible Financial Intermediaries should refer to “Retirement and Institutional Investors – eligible investors” below for a description of the classes available to them. Each class has different sales charges and expenses, allowing you to choose a class that may be appropriate for you.

When choosing which class of shares to buy, you should consider:
•	How much you plan to invest
•	How long you expect to own the shares
•	The expenses paid by each class detailed in the fee table and example at the front of this Prospectus
•	Whether you qualify for any reduction or waiver of sales charges
•	Availability of share classes

When choosing between Class A and Class C shares, you should be aware that, generally speaking, the larger the size of your investment and the longer your investment horizon, the more likely it will be that Class C shares will not be as advantageous as Class A shares. The annual distribution and/or service fees on Class C shares may cost you more over the longer term than the front-end sales charge and service fees you would have paid for larger purchases of Class A shares. If you are eligible to purchase Institutional Class shares, you should be aware that Institutional Class shares are not subject to a front-end sales charge and generally have lower annual expenses than Class A or Class C shares.

Each class of shares is authorized to pay fees for recordkeeping services to Service Agents (as defined below). As a result, operating expenses of classes that incur new or additional recordkeeping fees may increase over time.

You may buy shares:
•
Through banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the Distributor to sell shares of the Funds (each called a “Service Agent”). An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

•	Directly from the Funds

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Your Service Agent may provide shareholder services that differ from the services provided by other Service Agents. Services provided by your Service Agent may vary by class. You should ask your Service Agent to explain the shareholder services it provides for each class and the compensation it receives in connection with each class. Remember that your Service Agent may receive different compensation depending on the share class in which you invest. Your Service Agent may not offer all classes of shares.  You should contact your Service Agent for further information.

More information about the Funds’ classes of shares is available in the Funds’ SAI.  You will find detailed information about sales charges and ways you can qualify for reduced or waived sales charges, including:
•	The front-end sales charges that apply to the purchase of Class A shares
•	The contingent deferred sales charges that may apply to the redemption of Class A and Class C shares
•	Who qualifies for lower sales charges on Class A shares
•	Who qualifies for a sales load waiver

Comparing the Funds’ Classes
The following table compares key features of the Funds’ classes. You should review the fee table and example at the front of this Prospectus carefully before choosing your share class. Your Service Agent can help you choose a class that may be appropriate for you. Your Service Agent may receive different compensation depending upon which class you choose.

	Key features	Initial sales charge	Contingent deferred sales charge	Annual distribution and/or service fees
Class A (Covered Call Fund Only)	• Initial sales charge • You may qualify for reduction or waiver of initial sales charge • Generally lower annual expenses than Class C	Up to 5.75%; reduced for purchases of at least $25,000 and certain investors. No charge for purchases of $1 million or more	1.00% on purchases of $1 million or more if you redeem within 18 months of purchase; waived for certain investors	0.25% of average daily net assets

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Key features	Initial sales charge	Contingent deferred sales charge	Annual distribution and/or service fees
Class C (Covered Call Fund Only)	• No initial sales charge • Contingent deferred sales charge for only year • Does not convert to Class A • Generally higher annual expenses than Class A • Purchases of $1,000,000 or more will be rejected	None	1.00% if you redeem within 1 year of purchase; waived for certain investors	1.00%
Institutional Class	• No initial or contingent deferred sales charge • Only offered to institutional and other eligible investors • Generally lower annual expenses than all classes	None	None	• None for the Covered Call Fund • Shareholder servicing fee of 0.15% for Strategic Income Fund only

Shareholder Service Plan – Strategic Income Fund’s Institutional Class Shares only
The Strategic Income Fund has adopted a shareholder service plan for Institutional Class shares pursuant to which it may pay fees of up to 0.15% of its average daily net assets to broker-dealers, financial institutions, or other service providers that provide services to investors in the Strategic Income Fund.  Because these fees are paid out of the Strategic Income Fund’s assets, over time these fees will increase the cost of a shareholder’s investment.

These services may include:
•	assisting investors in processing purchase, exchange, and redemption requests;
•	processing dividend and distribution payments from the Strategic Income Fund;
•	providing information periodically to customers showing their positions in Strategic Income Fund shares;
•	providing sub-accounting;
•	forwarding communications from the Strategic Income Fund to its shareholders.

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Sales Charges – Covered Call Fund Class A shares
You buy Covered Call Fund Class A shares at the offering price, which is the net asset value per share next determined after your order is received, plus a sales charge. You pay a lower rate as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the Covered Call Fund’s distributions or dividends that you reinvest in additional Class A shares.

The table below shows the rate of sales charge you pay, depending on the amount you purchase. It also shows the amount of broker/dealer compensation that will be paid out of the sales charge if you buy shares from a Service Agent. For Covered Call Fund Class A shares sold by the Distributor, the Distributor will receive the sales charge imposed on purchases of Class A shares (or any contingent deferred sales charge paid on redemptions) and will retain the full amount of such sales charge. The Distributor may, at its discretion, offset the compensation owed to the Distributor for its services with the sales charges or underwriter concessions (the difference between the sales charge and the dealer reallowance) it receives. Service Agents will receive a Rule 12b-1 distribution and/or service fee payable on Class A shares at an annual rate of up to 0.25%  of the average daily net assets represented by the Class A shares serviced by them. These fees are an ongoing expense and, over time, will increase the cost of your investment and may cost you more than other types of sales charges.

Amount of investment	Sales charge as a % of offering price	Sales charge as a % of net amount invested	Broker/dealer commission as a % of offering price
Less than $25,000	5.75	6.10	5.25
$25,000 but less than $50,000	5.00	5.26	4.50
$50,000 but less than $100,000	4.50	4.71	4.00
$100,000 but less than $250,000	3.50	3.63	3.00
$250,000 but less than $500,000	2.50	2.56	2.00
$500,000 but less than $750,000	2.00	2.04	1.75
$750,000 but less than $1 million	1.50	1.52	1.25
$1 million but less than $5 million1	-0-	-0-	1.00
$5 million but less than $15 million1	-0-	-0-	0.50
$15 million or more1	-0-	-0-	0.25
1
The Adviser may pay a commission of up to 1.00% to a Service Agent for purchase amounts of $1 million or more. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive an annual distribution and/or service fee of up to 0.25% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the Adviser will retain this fee. Where the Service Agent does not receive the payment of this commission, the Service Agent will instead receive the annual distribution and/or service fee starting immediately after purchase. Please contact your Service Agent for more information.

The difference between the total amount invested and the sum of (a) the net proceeds to the Fund and (b) the dealer reallowance, is the amount of the initial sales charge retained by the Distributor (also known as the “underwriter concession”).  At the discretion of the Distributor, up to 80% of the underwriter concessions retained by the Distributor may be (1) used to offset the compensation owed to the Distributor for its services, and/or (2) made available by the Distributor to the Fund for pre-approved marketing expenses.  In addition to the underwriter concession retained by the Distributor, the Distributor retains the entire initial sales charge on accounts with no authorized dealer of record.

Investments of $1,000,000 or more – Covered Call Fund Class A shares
You do not pay an initial sales charge when you buy $1,000,000 or more of Covered Call Fund Class A shares. However, if you redeem these Covered Call Fund Class A shares within 18 months of purchase, you will pay a Contingent Deferred Sales Charge (“CDSC”) of 1.00%. Any CDSC is based on the original cost of the shares or the current market value, whichever is less.

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Qualifying for a reduced sales charge – Covered Call Fund Class A shares
There are several ways you can combine multiple purchases of Covered Call Fund Class A shares of the Fund to take advantage of the reductions in sales charges that may be available to you when you purchase Fund shares.  You must inform your Service Agent or the Covered Call Fund if you are eligible for a letter of intent or a right of accumulation and if you own shares that are eligible to be aggregated with your purchases. Certain records, such as account statements, may be necessary in order to verify your eligibility for a reduced sales charge.

•
Rights of Accumulation (“ROA”) – You may combine your new purchase of Class A shares with Class A shares you currently own for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable sales charge for the new purchase is based on the total of your current purchase and the current value, calculated using the current day public offering price of all other shares you own. You may also combine the account value of your spouse and children under the age of 21. Only the shares held at the intermediary or the transfer agent at which you are making the current purchase can be used for the purposes of a lower sales charge based on Rights of Accumulation.

If you hold Fund shares in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be combined.

Certain trustees and other fiduciaries may be entitled to combine accounts in determining their sales charge.

•
Letter of Intent (“LOI”) – By signing an LOI you can reduce your Covered Call Fund Class A sales charge. Your individual purchases will be made at the applicable sales charge based on the amount you intend to invest over a 13-month period. The LOI will apply to all purchases of Class A shares. Any shares purchased within 90 days of the date you sign the letter of intent may be used as credit toward completion, but the reduced sales charge will only apply to new purchases made on or after that date. Purchases resulting from the reinvestment of dividends and capital gains do not apply toward fulfillment of the LOI. Shares equal to 5.75% of the amount of the LOI will be held in escrow during the 13-month period. If, at the end of that time the total amount of purchases made is less than the amount intended, you will be required to pay the difference between the reduced sales charge and the sales charge applicable to the individual purchases had the LOI not been in effect. This amount will be obtained from redemption of the escrow shares. Any remaining escrow shares will be released to you.

If you establish an LOI with the Covered Call Fund you can aggregate your accounts as well as the accounts of your spouse and children under age 21. You will need to provide written instruction with respect to the other accounts whose purchases should be considered in fulfillment of the LOI. Only the accounts held at the financial intermediary or the Transfer Agent at which you are making the purchase can be used toward fulfillment of the LOI.

•
Reinstatement Privileges – If you sell (redeem) Class A shares of the Covered Call Fund and withdraw your money from the Fund, you may reinstate into the same account, within 60 days of the date of your redemption, without paying a front-end sales charge if you paid a front-end sales charge when you originally purchased your shares. For purposes of a CDSC, if you paid a CDSC when you sold your shares, you would be credited with the amount of the CDSC proportional to the amount reinvested. Reinstated shares will continue to age, as applicable, from the date that you bought your original shares. Contact your financial intermediary, or for direct shareholders, call the Transfer Agent at 877-568-7633, for additional information. You must identify and provide information to the Covered Call Fund or your financial intermediary, as applicable, regarding your historical purchases and holdings, and you should also retain any records necessary to substantiate historical transactions and costs because the Fund, its transfer agent, and financial intermediaries will not be responsible for providing this information.

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Waivers for certain investors – Covered Call Fund Class A
Covered Call Fund Class A initial sales charges are waived for certain types of investors, including:
•	Current employees of Service Agents
•	Those who qualify for the Reinstatement Privilege as discussed above
•	Directors and officers of any fund sponsored by the Adviser
•	Current employees of the Adviser and its subsidiaries
•	Current and retired Board members
•	Investors investing through eligible Retirement Plans as defined under “Retirement and Institutional Investors – Eligible Investors”, “Retirement Plans” section below
•	Investors who rollover fund shares from a qualified retirement plan into an individual retirement account administered on the same retirement plan platform

If you qualify for a waiver of the Class A initial sales charge, you must notify your Service Agent or the Covered Call Fund at the time of purchase and provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the initial sales charge waiver. If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent or consult the SAI.

Advisory Fee Programs – Covered Call Fund Class A shares
Class A shares acquired by an investor in connection with a comprehensive fee or other advisory fee arrangement between the investor and a registered broker-dealer or investment advisor, trust company or bank (referred to as the “Sponsor”) in which the investor pays that Sponsor a fee for investment advisory services and the Sponsor or a broker-dealer through whom the shares are acquired has an agreement with Distributors authorizing the sale of Fund shares, qualify for a waiver of the Class A initial sales charge and do not require a minimum initial investment.

Covered Call Fund Class C shares
You buy Covered Call Fund Class C shares at net asset value with no initial sales charge. However, if you redeem your Class C shares within one year of purchase, you will pay a contingent deferred sales charge of 1.00%.

The Adviser generally will pay Service Agents selling Class C shares a commission of up to 1.00% of the purchase price of the Covered Call Fund Class C shares they sell. The Adviser will retain the contingent deferred sales charges and an annual Rule 12b-1 distribution and/or service fee of up to 1.00% of the average daily net assets represented by the Class C shares serviced by these Service Agents until the thirteenth month after purchase. Starting in the thirteenth month after purchase, these Service Agents will receive an annual Rule 12b-1 distribution and/or service fee of up to 1.00% of the average daily net assets represented by the Covered Call Fund Class C shares serviced by them. These fees are an ongoing expense and, over time, will increase the cost of your investment and may cost you more than other types of sales charges.

Purchases of $1 million or more of Covered Call Fund Class C shares will be rejected. Your financial intermediary is responsible for placing individual purchases of $1 million or more into Institutional Class or Class A shares of the Covered Call Fund.

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Reinstatement Privileges – If you sell (redeem) Class C shares of the Covered Call Fund and withdraw your money from the Fund, you may reinstate into the same account, within 60 days of the date of your redemption. If you paid a CDSC when you sold your shares, you would be credited with the amount of the CDSC proportional to the amount reinvested. Reinstated shares will continue to age, as applicable, from the date that you bought your original shares. Contact your financial intermediary, or for direct shareholders, call the Transfer Agent at 877-568-7633, for additional information. You must identify and provide information to the Covered Call Fund or your financial intermediary, as applicable, regarding your historical purchases and holdings, and you should also retain any records necessary to substantiate historical transactions and costs because the Fund, its transfer agent, and financial intermediaries will not be responsible for providing this information.

Covered Call Fund Institutional Class shares
You buy Institutional Class shares at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed. Institutional Class shares are not subject to any distribution and/or service fees.

Contingent Deferred Sales Charges – Covered Call Fund Class A and Class C shares
The contingent deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a contingent deferred sales charge:
•	On shares representing reinvested distributions and dividends
•	On shares no longer subject to the contingent deferred sales charge

Each time you place a request to redeem shares, the Covered Call Fund will first redeem any shares in your account that are not subject to a contingent deferred sales charge and then redeem the shares in your account that have been held the longest.

If you redeem shares of the Covered Call Fund and pay a contingent deferred sales charge, you may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption. Please see “Reinstatement Privileges” section above.

The Adviser receives contingent deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Service Agent.

Covered Call Fund – Contingent deferred sales charge waivers
The contingent deferred sales charge for each share class will generally be waived:
•	On payments made through certain systematic withdrawal plans
•	On certain distributions from eligible Retirement Plans as defined under “Retirement and Institutional Investors – Eligible Investors”, “Retirement Plans” section below
•	For Retirement Plans with omnibus accounts held on the books of the Fund
•	For involuntary redemptions of small account balances
•	For 12 months following the death or disability of a shareholder

If you want to learn more about additional waivers of contingent deferred sales charges, contact your Service Agent or consult the SAI.

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Covered Call Fund – Rule 12b-1 Plan
The Trust has adopted a plan pursuant to Rule 12b-1 for the Covered Call Fund’s Class A shares and Class C shares that allows the Fund to pay fees for the sale, distribution and servicing of  the Class A shares and Class C shares.  The plan provides for a distribution and servicing fee of up to 0.25% of the Class A shares average daily net assets and of up to 1.00% of the Class C shares average daily net assets.  Because these fees are paid out over the life of the Covered Call Fund’s Class A shares and Class C shares, over time, these fees (to the extent they are accrued and paid) will increase the cost of your investment and may cost you more than paying other types of sales charges.

How to Purchase Shares
You may purchase shares of the Funds by check, by wire transfer, via electronic funds transfer through the Automated Clearing House (“ACH”) network or through a bank or through one or more brokers authorized by the Funds to receive purchase orders. If you have any questions or need further information about how to purchase shares of the Funds, you may call a customer service representative of the Funds toll-free at 877-568-7633. The Funds reserve the right to reject any purchase order. For example, a purchase order may be refused if, in the Adviser’s opinion, it is so large that it would disrupt the management of a Fund. Orders may also be rejected from persons believed by the Funds to be “market timers.”  In such rare occasions that a Fund were to reject a purchase order, notification would likely occur no later than the next business day after receipt of the transaction.

All checks must be in U.S. dollars drawn on a domestic U.S. bank. The Funds will not accept payment in cash or money orders. The Funds do not accept postdated checks or any conditional order or payment. To prevent check fraud, the Funds will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.

To buy shares of a Fund, complete an account application and send it together with your check for the amount you wish to invest in the Fund to the address below. To make additional investments once you have opened your account, write your account number on the check and send it together with the remittance stub from your most recent shareholder statement received from the Transfer Agent. If your payment is returned for any reason, your purchase will be canceled and a $25 fee will be assessed against your account by the Transfer Agent. You may also be responsible for any loss sustained by a Fund.

All purchase requests must be received in “good order” which generally means that your purchase request includes the name of the Fund; the dollar amount of shares to be purchased; your account application or investment stub; and a check payable to the name of the Fund.

In addition to cash purchases, Fund shares may be purchased by tendering payment in-kind in the form of shares of stock, bonds or other securities. Any securities used to buy Fund shares must be readily marketable, their acquisition consistent with a Fund’s objective and otherwise acceptable to the Adviser and the Board. For further information, you may call a customer service representative of the Funds toll-free at 877-568-7633.

In compliance with the USA PATRIOT Act of 2001, please note that the Transfer Agent will verify certain information on your account application as part of the Trust’s Anti-Money Laundering Program. As requested on the account application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P. O. Box will not be accepted. Please contact the Transfer Agent at 877-568-7633 if you need additional assistance when completing your account application.

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If the Transfer Agent does not have a reasonable belief of the identity of an investor, the account application will be rejected or the investor will not be allowed to perform a transaction on the account until such information is received. The Funds may also reserve the right to close the account within five business days if clarifying information/documentation is not received.

Shares of the Funds have not been registered for sale outside of the United States. The Adviser generally does not sell shares to investors residing outside of the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses. The Funds reserve the right to refuse purchases from shareholders who must file a Form W-8.

Retirement and Institutional Investors — Eligible Investors

Retirement Plans
“Retirement Plans” include 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing plans, non-qualified deferred compensation plans and other similar employer-sponsored retirement plans. Retirement Plans do not include individual retirement vehicles, such as traditional and Roth individual retirement accounts, Coverdell education savings accounts, individual 403(b)(7) custodial accounts, Keogh plans, SEPs, SARSEPs, SIMPLE IRAs or similar accounts.

Retirement Plans with omnibus accounts held on the books of the Funds can generally invest in Class A, Class C and Institutional Class shares.

Investors who rollover Fund shares from a Retirement Plan into an individual retirement account administered on the same retirement plan platform may hold and purchase shares of a Fund to the same extent as the applicable Retirement Plan.

Although Retirement Plans with omnibus accounts held on the books of the Funds are not subject to minimum initial investment requirements for any of these share classes, certain investment minimums may be imposed by a financial intermediary. The financial intermediary may impose certain additional requirements. Please contact your Service Agent for more information.

Other Retirement Plans
“Other Retirement Plans” include Retirement Plans investing through brokerage accounts and also include certain Retirement Plans with direct relationships to the Funds that are neither Institutional Investors nor investing through omnibus accounts. Other Retirement Plans and individual retirement vehicles, such as IRAs, are treated like individual investors for purposes of determining sales charges and any applicable sales charge reductions or waivers.

“Other Retirement Plans” do not include arrangements whereby an investor would rollover Fund shares from a Retirement Plan into an individual retirement account administered on the same retirement plan platform. Such arrangements are deemed to be “Retirement Plans” and are subject to the rights and privileges described under “Retirement and Institutional Investors — eligible investors — Retirement Plans.”

Other Retirement Plan investors can generally invest in Class A, Class C and Institutional Class shares. Individual retirement vehicles may also choose between these share classes.

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Clients of Eligible Financial Intermediaries
“Clients of Eligible Financial Intermediaries” are investors who invest in the Funds through financial intermediaries that (i) charge such investors an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the Funds to offer Class A or Institutional Class shares through a no-load network or platform (“Eligible Investment Programs”). Such investors may include pension and profit sharing plans, other employee benefit trusts, endowments, foundations and corporations. Eligible Investment Programs may also include college savings vehicles such as Section 529 plans and direct retail investment platforms through mutual fund “supermarkets,” where the sponsor links its client’s account (including IRA accounts on such platforms) to a master account in the sponsor’s name. The financial intermediary may impose separate investment minimums.

Clients of Eligible Financial Intermediaries may generally invest in Class A or Institutional Class shares. Class A and Class C shares of the Funds may convert to Institutional Class shares by participants in the Eligible Investment Programs.

Institutional Investors
“Institutional Investors” may include corporations, banks, trust companies, insurance companies, investment companies, foundations, endowments, defined benefit plans and other similar entities. The financial intermediary may impose additional eligibility requirements or criteria to determine if an investor, including the types of investors listed above, qualifies as an Institutional Investor.

Institutional Investors may invest in Institutional Class shares if they meet the $1,000,000 minimum initial investment requirement. Institutional Investors may also invest in Class A and Class C shares, which have different investment minimums, fees and expenses.

Purchasing Shares by Mail
Please complete the account application and mail it with your check, payable to the applicable Fund to the Transfer Agent at the following address:

Regular Mail
Ziegler Funds
Name of Ziegler Fund
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

You may not send an account application via overnight delivery to a United States Postal Service post office box. If you wish to use an overnight delivery service, send your account application and check to the Transfer Agent at the following address:

Overnight Express Mail
Ziegler Funds
Name of Ziegler Fund
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 3rd Floor
Milwaukee, Wisconsin 53202

NOTE:
The Funds do not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, a deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC’s post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent. Receipt constitutes physical possession of the purchase order or redemption request by the transfer agent.

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Purchasing Shares by Telephone
If you have accepted telephone options on your account application or by subsequent arrangement in writing with the Funds and your account has been open for 15 days, you may purchase additional shares by calling the Funds toll-free at 877-568-7633. You may not make your initial purchase of a Fund shares by telephone. Telephone orders will be accepted via electronic funds transfer from your pre-designated bank account through the ACH network. You must have banking information established on your account prior to making a telephone purchase. Only bank accounts held at domestic institutions that are ACH members may be used for telephone transactions. If your order is received prior to 4:00 p.m., Eastern Time, shares will be purchased at the appropriate share price next calculated. For security reasons, requests by telephone may be recorded. Once a telephone transaction has been placed, it cannot be cancelled or modified.

Purchasing Shares by Wire
If you are making your initial investment in the Funds, before wiring funds, the Transfer Agent must have a completed account application. You can mail or overnight deliver your account application to the Transfer Agent at the above address. Upon receipt of your completed account application, the Transfer Agent will establish an account on your behalf and a service representative will contact you within 24 hours to provide you with an account number and wiring instructions. You may then instruct your bank to send the wire. Prior to sending the wire, please call the Funds at 877-568-7633 to advise them of the wire and to ensure proper credit upon receipt. Your bank must include the name of the Fund, your name and your account number so that monies can be correctly applied. Your bank should transmit immediately available funds by wire to:
U.S. Bank National Association
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202
ABA No. 075000022
Credit: U.S. Bancorp Fund Services, LLC
Account No. 112-952-137
Further Credit: Name of Ziegler Fund
Shareholder Registration
Shareholder Account Number

If you are making a subsequent purchase, your bank should wire funds as indicated above. Before each wire purchase, you should be sure to notify the Transfer Agent. It is essential that your bank include complete information about your account in all wire transactions. If you have questions about how to invest by wire, you may call the Transfer Agent at 877-568-7633. Your bank may charge you a fee for sending a wire payment to the Funds.

Wired funds must be received prior to 4:00 p.m. Eastern Time to be eligible for same day pricing. Neither the Funds nor U.S. Bank N.A. are responsible for the consequences of delays resulting from the banking or Federal Reserve wire system or from incomplete wiring instructions.

Automatic Investment Plan
Once your account has been opened with the initial minimum investment, you may make additional purchases of Class A and Class C shares at regular intervals through the Automatic Investment Plan (“AIP”). AIP is not available for Institutional Class shares. The AIP provides a convenient method to have monies deducted from your bank account, for investment into the Fund, on a monthly basis. In order to participate in the AIP, each purchase must be in the amount of $100 and your financial institution must be a member of the ACH network. If your bank rejects your payment, the Transfer Agent will charge a $25 fee to your account. To begin participating in the AIP, please complete the Automatic Investment Plan section on the account application or call the Transfer Agent at 877-568-7633 if you have questions about the Plan. Any request to change or terminate your AIP should be submitted to the Transfer Agent at least five business days prior to the automatic investment date.

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Retirement Accounts
The Funds offer prototype documents for a variety of retirement accounts for individuals and small businesses. Please call 877-568-7633 for information on:
•      Individual Retirement Plans, including Traditional IRAs and Roth IRAs.
•      Small Business Retirement Plans, including Simple IRAs and SEP IRAs.

There may be special distribution requirements for a retirement account, such as required distributions or mandatory federal income tax withholdings. For more information, call the number listed above. You may be charged a $15 annual account maintenance fee for each retirement account up to a maximum of $30 annually and a $25 fee for transferring assets to another custodian or for closing a retirement account. Fees charged by institutions may vary.

Purchasing and Selling Shares through a Broker
You may buy and sell shares of the Funds through certain brokers and financial intermediaries (and their agents) (collectively, “Brokers”) that have made arrangements with the Funds to sell its shares. When you place your order with such a Broker, your order is treated as if you had placed it directly with the Transfer Agent, and you will pay or receive the next applicable price calculated by a Fund, plus any applicable sales charge per share. The Funds will be deemed to have received a purchase or redemption order when an authorized broker, or, if applicable, a broker’s designee receives the order. The Broker holds your shares in an omnibus account in the Broker’s name, and the Broker maintains your individual ownership records. The Adviser may pay the Broker for maintaining these records as well as providing other shareholder services. The Broker may charge you a fee for handling your order. The Broker is responsible for processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of a Fund’s Prospectus.

REDEEMING SHARES

You may sell (redeem) your Fund shares on any day the Funds and the NYSE are open for business either directly to the Funds or through your financial intermediary.

Shareholders who have an IRA or other retirement plan must indicate on their written redemption request whether or not to withhold federal income tax.  Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.

Redemptions in Writing
 You may redeem your shares by simply sending a written request to the Transfer Agent.  Please provide the Fund name, your name, account number and state the number of shares or dollar amount you would like redeemed.  The letter should be signed by all of the shareholders whose names appear in the account registration.  Please have the signatures guaranteed, if applicable.  You should send your redemption request to:

Regular Mail	Overnight Delivery
Ziegler Funds	Ziegler Funds
Name of Ziegler Fund	Name of Ziegler Fund
c/o U.S. Bancorp Fund Services, LLC	c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701	615 East Michigan Street, Third Floor
Milwaukee, Wisconsin 53201-0701	Milwaukee, Wisconsin 53202

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NOTE:
The Funds do not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, a deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC’s post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent. Receipt constitutes physical possession of the purchase order or redemption request by the Transfer Agent.

Redemptions by Telephone
If you accepted telephone options on your account application, you may redeem all or some of your shares, up to $50,000 by calling the Transfer Agent at 877-568-7633 before the close of trading on the NYSE. This is normally 4:00 p.m., Eastern Time. Redemption proceeds will be processed on the next business day and sent to the address that appears on the Transfer Agent’s records or via ACH to a previously established bank account. If you request, redemption proceeds will be wired on the next business day to your designated bank account. A wire fee of $15 will be deducted from your redemption proceeds for complete and share specific redemptions. In the case of a partial redemption, the fee will be deducted from the remaining account balance. Telephone redemptions cannot be made if you notified the Transfer Agent of a change of address within 15 calendar days before the redemption request. If you have a retirement account, you may not redeem your shares by telephone.

You may request telephone redemption privileges after your account is opened by calling the Transfer Agent at 877-568-7633 for instructions.

You may encounter higher than usual call wait times during periods of high market activity. Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close. If you are unable to contact the Funds by telephone, you may mail your redemption request in writing to the address noted above. Once a telephone transaction has been accepted, it may not be canceled or modified.

Payment of Redemption Proceeds
Payment of your redemption proceeds will be made promptly, but not later than seven calendar days after the receipt of your written request in good order. Class A shares and Class C shares redemption proceeds are net of any CDSC fees. If you did not purchase your shares with a wire payment, the Funds may delay payment of your redemption proceeds for up to 15 calendar days from purchase or until your check has cleared, whichever occurs first.

Systematic Withdrawal Plan (“SWP”)
You may be permitted to schedule pre-determined redemptions of a portion of your shares. SWP is not available for Institutional Class shares.  To qualify, you must own shares with a value of at least $100,000 and each automatic redemption must be at least $500. Redemptions may be made monthly, quarterly or annually.  If you elect this method of redemption, the Covered Call Fund will send a check directly to your address of record, or will send the payments directly to a pre-authorized bank account by electronic funds transfer via the ACH network. For payment through the ACH network, your bank must be an ACH member and your bank account information must be maintained on your Fund account.

The SWP may be terminated or modified by you or the Funds at any time without charge or penalty.  Termination and modification of your SWP should be provided to the Transfer Agent five business days prior to the next withdrawal.  A withdrawal under the SWP involves a redemption of shares of a Fund, and may result in a gain or loss for federal income tax purposes.  In addition, if the amount withdrawn exceeds the dividends credited to your account, the account ultimately may be depleted.

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How to Redeem (Sell) Shares through Servicing Agents
If your shares are held by a Servicing Agent, you must redeem your shares through the Servicing Agent.  Contact the Servicing Agent for instructions on how to do so.

Redemption “In-Kind”
The Funds reserve the right to pay redemption proceeds to you in whole or in part by a distribution of securities from a Fund’s portfolio (a “redemption in-kind”). It is not expected that the Funds would do so except during unusual market conditions. If the Funds pay your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash and will bear any market risks associated with such securities until they are converted into cash.

Signature Guarantees
Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program. A notary public is not an acceptable signature guarantor.

A signature guarantee from either a Medallion program member or a non-Medallion program member is required to redeem shares in the following situations:
•	If ownership is changed on your account;
•	When redemption proceeds are payable or sent to any person, address or bank account not on record;
•	If a change of address was received by the Transfer Agent within the last 15 calendar days; and
•	For all redemptions in excess of $50,000 from any shareholder account, including IRAs.

The Funds may waive any of the above requirements in certain instances. In addition to the situations described above, the Funds and /or the Transfer Agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.

Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.

Other Information about Redemptions
The Covered Call Fund charges a 1.00% redemption fee on the redemption of Class A shares held for 60 days or less.  This fee (which is paid into the Fund) is imposed in order to help offset the transaction costs and administrative expenses associated with the activities of short-term “market timers” that engage in the frequent purchase and sale of Fund shares.  The “first in, first out” (“FIFO”) method is used to determine the holding period; this means that if you bought shares on different days, the shares purchased first will be redeemed first for the purpose of determining whether the redemption fee applies.  The redemption fee is deducted from your proceeds and is retained by the Covered Call Fund for the benefit of its long-term shareholders.  Redemption fees will not apply to shares acquired through the reinvestment of dividends.  Although the Covered Call Fund has the goal of applying the redemption fee to most redemptions, the redemption fee may not be assessed in certain circumstances where it is not currently practicable for the Fund to impose the fee, such as redemptions of shares held in certain omnibus accounts or retirement plans.

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The Funds may redeem the shares in your account if the value of your account is less than the noted minimums as a result of redemptions you have made. This does not apply to retirement plan or Uniform Gifts or Transfers to Minors Act accounts. You will be notified that the value of your account is less than $500 before the Funds make an involuntary redemption. You will then have 60 calendar days in which to make an additional investment to bring the value of your account to at least $500 before the Funds take any action.

Exchange Privilege
As a shareholder, you have the privilege of exchanging shares of one Ziegler Fund for shares of other Ziegler Funds in the Trust. However, you should note the following:

•	Exchanges may only be made between like share classes;
•	You may only exchange between accounts that are registered in the same name, address, and taxpayer identification number;
•	Before exchanging into another Ziegler Fund, read a description of the Fund in its Prospectus;
•
Exchanges are considered a sale and purchase of Fund shares for tax purposes and may be taxed as short-term or long-term capital gain or loss depending on the period shares are held, subject to certain limitations on deductibility of losses;

•
The Funds reserve the right to refuse exchange purchases by any person or group if, in the Adviser’s judgment, the Funds would be unable to invest the money effectively in accordance with their investment objectives and policies, or would otherwise potentially be adversely affected;

•	Redemption fees will not be assessed when an exchange occurs between Ziegler Funds; and
•	If you accepted telephone options on your account application, you may make a telephone request to exchange your shares for an additional $5 fee.

DIVIDENDS AND DISTRIBUTIONS

The Strategic Income Fund distributes substantially all of its net investment income quarterly and substantially all of its capital gains annually.  The Covered Call Fund will generally make distributions of dividends and capital gains quarterly. Each Fund may make an additional payment of dividends or distributions of capital gains if it deems it necessary for federal income tax purposes or otherwise desirable at any other time of the year.

All distributions will be reinvested in additional shares of the same Fund unless you choose one of the following options:

The Strategic Income Fund offers two distribution options: (1) Automatic Reinvestment Option – Both dividend and capital gain distributions will be reinvested in additional shares of the Strategic Income Fund; or (2) All Cash Option – Both dividend and capital gain distributions will be paid in cash.

The Covered Call Fund offers three distribution options: (1) receive dividends in cash while reinvesting capital gain distributions in additional Fund shares; (2) reinvest dividends in additional Fund shares and receive capital gains in cash; or (3) receive all distributions in cash.

If you elect to receive distributions from a Fund in cash and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Fund reserves the right to reinvest the distribution check in your account, at the Fund’s current NAV per share, and to reinvest all subsequent distributions. If you wish to change your distribution option, notify the Transfer Agent in writing or by telephone at least 5 days prior to the payment date for the distribution.

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TAX CONSEQUENCES

Dividends of net investment income and distributions from a Fund’s net short-term capital gains are taxable to you as ordinary income or, in some cases, as qualified dividend income. Distributions from a Fund’s net capital gain (the excess of its net long-term capital gains over its net short-term capital losses) are generally taxable to noncorporate shareholders at rates of up to 20%, regardless of how long the shareholders held their respective shares in the Fund. You will be taxed in the same manner whether you receive your dividends and capital gain distributions in cash or reinvest them in additional Fund shares.

Distributions that a Fund reports as “qualified dividend income” may be eligible to be taxed to noncorporate shareholders at rates of up to 20% if requirements, including holding period requirements, are satisfied. In general, a Fund may report its dividends as qualified dividend income to the extent derived from dividends paid to the Fund by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that a Fund receives in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market. A portion of the dividends received from a Fund (but none of its capital gain distributions) may qualify for the dividends-received deduction for corporations.

The Covered Call Fund’s covered call options may limit its ability to distribute dividends eligible for treatment as qualified dividend income and may also limit its ability to distribute dividends eligible for the dividends-received deduction for corporate shareholders.

A Medicare contribution tax of 3.8% applies to all or a portion of net investment income of U.S. individuals with income exceeding specified thresholds, and to all or a portion of undistributed net investment income of certain estates and trusts. Net investment income generally includes for this purpose dividends and capital gain distributions paid by a Fund and gain on the redemption of Fund shares.

Any dividend or capital gain distribution paid by a Fund has the effect of reducing the NAV of that Fund on the ex-dividend date by the amount of the dividend or capital gain distribution. You should note that a dividend or capital gain distribution paid on shares purchased shortly before that dividend or capital gain distribution was declared will be subject to income taxes even though the dividend or capital gain distribution represents, in substance, a partial return of capital to you.

Although distributions are generally taxable when received, certain distributions declared in October, November, or December to shareholders of record on a specified date in such a month but paid the following January are taxable as if received in December of the year in which the dividend is declared

The Funds will send you a report annually summarizing the amount and tax aspects of your distributions.

By law, the Funds must withhold as backup withholding a percentage of your taxable distributions and redemption proceeds if you do not provide your correct social security or taxpayer identification number and certify that you are not subject to backup withholding, or if the Internal Revenue Service instructs the Funds to do so.

If you redeem your Fund shares, it is considered a taxable event for you. Depending on the purchase price and the redemption price of the shares you redeem, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transaction. The Internal Revenue Code of 1986, as amended, limits the deductibility of capital losses in certain circumstances.

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Additional information concerning taxation of the Funds and their shareholders is contained in the SAI. Tax consequences are not the primary consideration of the Funds in making their investment decisions. You should consult your own tax adviser concerning federal, state and local taxation of distributions from a Fund.

TOOLS TO COMBAT FREQUENT TRANSACTIONS

The Board has adopted policies and procedures to prevent frequent transactions in the Funds. The Funds discourage excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm a Fund’s performance. The Funds take steps to reduce the frequency and effect of these activities in the Funds. These steps include imposing a redemption fee on Class A shares of the Covered Call Fund, monitoring trading practices and using fair value pricing. Although these efforts (which are described in more detail below) are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity may occur. Further, while the Funds make efforts to identify and restrict frequent trading, the Funds receive purchase and sale orders through financial intermediaries and cannot always know or detect frequent trading that may be facilitated by the use of intermediaries or the use of group or omnibus accounts by those intermediaries. The Funds seek to exercise its judgment in implementing these tools to the best of its abilities in a manner that the Funds believe is consistent with shareholder interests.

Monitoring Trading Practices
The Funds monitor selected trades in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, a Fund believes that a shareholder has engaged in excessive short-term trading, it may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases in the shareholder’s accounts. In making such judgments, the Funds seek to act in a manner that is consistent with the best interests of shareholders.  Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions the Funds handle, there can be no assurance that a Fund’s efforts will identify all trades or trading practices that may be considered abusive. In addition, the Funds’ ability to monitor trades that are placed by individual shareholders within group or omnibus accounts maintained by financial intermediaries is limited because the Funds do not have simultaneous access to the underlying shareholder account information.

In compliance with Rule 22c-2 of the Investment Company Act of 1940, as amended, the Funds’ Distributor, on behalf of the Funds, has entered into written agreements with each of the Funds’ financial intermediaries, under which the intermediary must, upon request, provide the Funds with certain shareholder and identity trading information so that the Funds can enforce their market timing policies.

More detailed information regarding fair value pricing can be found under the heading titled, “Fair Value Pricing” and more detailed information regarding redemption fees can be found under the heading titled “Comparing the Funds’ Classes.”

ADDITIONAL INFORMATION

Inactive Accounts
Your mutual fund account may be transferred to your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws.

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Fund Mailings
Statements and reports that the Funds send to you include the following:
• Confirmation statements (after every transaction that affects your account balance or your account registration);
• Annual and semi-annual shareholder reports (every six months); and
• Quarterly account statements.

Householding
In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 877-568-7633 to request individual copies of these documents. Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

General Policies
Some of the following policies are mentioned above. In general, the Funds reserve the right to:
•	Refuse, change, discontinue, or temporarily suspend account services, including purchase, or telephone redemption privileges, for any reason;
•
Reject any purchase request for any reason. Generally, the Funds will do this if the purchase is disruptive to the efficient management of a Fund (due to the timing of the investment or an investor’s history of excessive trading);

•
Redeem all shares in your account if your balance falls below the minimum initial investment amount due to redemption activity. If, within 60 days of a Fund’s written request, you have not increased your account balance, you may be required to redeem your shares. The Funds will not require you to redeem shares if the value of your account drops below the investment minimum due to fluctuations of NAV;

•	Delay paying redemption proceeds for more than seven calendar days after receiving a request under the circumstances described below; and
•	Reject any purchase or redemption request that does not contain all required documentation and is not in good order.

Before redeeming recently purchased shares, please note that if the Transfer Agent has not yet collected payment for the shares you are redeeming, it may delay sending the proceeds until the payment is collected, which may take up to fifteen calendar days from the purchase date. Furthermore, there are certain times when you may be unable to redeem the Funds’ shares or receive proceeds. Specifically, the Funds may suspend the right to redeem shares or postpone the date of payment upon redemption for up to seven calendar days for:

1.	any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted;
2.
any period during which an emergency exists as a result of which disposal by the Funds of securities owned by them is not reasonably practicable or it is not reasonably practicable for the Funds fairly to determine the value of their net assets; or

3.	such other periods as the SEC may permit for the protection of the Funds’ shareholders.

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If you elect telephone privileges on the account application or in a letter to the Funds, you may be responsible for any fraudulent telephone orders as long as the Funds have taken reasonable precautions to verify your identity. Before executing an instruction received by telephone, the Transfer Agent will use reasonable procedures to confirm that the telephone instructions are genuine. The telephone call may be recorded and the caller may be asked to verify certain personal identification information. If the Funds or its agents follow these procedures, they cannot be held liable for any loss, expense or cost arising out of any telephone redemption request that is reasonably believed to be genuine. This includes fraudulent or unauthorized requests. If an account has more than one owner or authorized person, the Funds will accept telephone instructions from any one owner or authorized person. In addition, once you place a telephone transaction request, it cannot be canceled or modified.
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INDEX DESCRIPTIONS

The Strategic Income Fund compares its performance with the performance of the Barclays Capital U.S. Aggregate Bond Index and the Citigroup 3-Month T-Bill Index.  Please note that you cannot invest directly in an index.

The Barclays Capital U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable and dollar denominated.  This index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities.  These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

The Citigroup 3-Month T-Bill Index is designed to mirror the performance of the 3-Month U.S. Treasury Bill.  These indices are unmanaged and their returns include reinvested interest.  You cannot invest directly in an index.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Strategic Income Fund’s financial performance for the fiscal period shown for Institutional Class shares.  Certain information reflects financial results for a single Institutional Class share.  The total returns in each table represent the rate that an investor would have earned or lost on an investment in the Strategic Income Fund (assuming reinvestment of all dividends and distributions). The information has been audited by BBD, LLP, whose report, along with the Strategic Income Fund’s financial statements, are included in the Strategic Income Fund’s annual report, which is available upon request.

As the Covered Call Fund commenced operations after September 30, 2015, financial performance information is not yet available.

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Ziegler Strategic Income Fund Financial Highlights
Institutional Class - Per Share Data for a Share Outstanding Throughout Each Period.

	For the Year Ended September 30, 2015	For the Year Ended September 30, 2014	For the Period February 1, 2013* Through September 30, 2013
Net Asset Value, Beginning of Period	$9.41	$9.35	$10.28
Income (Loss) from Investment Operations:
Net investment income	0.26 (1)	0.28 (1)	0.31 (1)
Net realized and unrealized gain (loss) on investments	(0.56)	0.06	(0.89)
Total Income (Loss) from Investment Operations	(0.30)	0.34	(0.58)
Less Distributions:
From net investment income	(0.26)	(0.28)	(0.34)
From net realized gain on investments	—	—	(0.01)
Total Distributions	(0.26)	(0.28)	(0.35)
Net Asset Value, End of Period	$8.85	$9.41	$9.35
Total Return	(3.18%)	3.63%	5.74%	(2)
Supplemental Data and Ratios:
Net assets, end of period (in thousands)	$64,548	$65,336	$39,122
Ratio of expenses to average net assets(4)
Before fees waived / reimbursed by the Adviser	2.38%	2.84%	2.44%	(3)
After fees waived / reimbursed by the Adviser	2.22%	2.56%	1.55%	(3)
Ratio of net investment income to average net assets(5)
Before fees waived / reimbursed by the Adviser	2.70%	2.78%	3.79%	(3)
After fees waived / reimbursed by the Adviser	2.86%	3.06%	4.68%	(3)
Portfolio turnover rate(6)	107%	96%	67%	(2)

* Commencement of Operations
(1)  Computed using average shares method.
(2)  Not Annualized.
(3)  Annualized.
(4)  The ratios of expenses to average net assets include dividends and interest on short positions. For the years ended September 30, 2015, September 30, 2014 and period ended September 30, 2013, excluding dividends and interest on short positions, the ratios of expenses to average net assets, before fees waived/reimbursed by the Adviser, were 1.11%, 1.23% and 1.84%, respectively. Excluding dividends and interest on short positions, the ratios of expenses to average net assets, after fees waived/reimbursed by the Adviser, were 0.95%, 0.95% and 0.95%, respectively.
(5)  The ratios of net investment income to average net assets include dividends and interest on short positions. For the years ended September 30, 2015, September 30, 2014 and period ended September 30, 2013, excluding dividends and interest on short positions, the ratios of net investment income to average net assets, before fees waived/reimbursed by the Adviser, were 3.97%, 4.39% and 4.39%, respectively. Excluding dividends and interest on short positions, the ratios of net investment income to average net assets, after fees waived/reimbursed by the Adviser, were 4.13%, 4.67% and 5.28%, respectively.
(6)  Portfolio turnover rate is calculated for the Fund without distinguishing between classes.

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FOR MORE INFORMATION

You can find more information about the Funds in the following documents:

Statement of Additional Information
The SAI provides additional details about the investments and techniques of the Funds and certain other additional information. A current SAI is on file with the SEC and is incorporated into this Prospectus by reference. This means that the SAI is legally considered a part of this Prospectus even though it is not physically within this Prospectus.

Annual and Semi-Annual Reports
The Funds’ annual and semi-annual reports (collectively, the “Shareholder Reports”) provide the most recent financial reports and portfolio listings. The annual report contains a discussion of the market conditions and investment strategies that affected the Funds’ performance during the Funds’ last fiscal year.

The SAI and the Shareholder Reports will be available free of charge on the Funds’ website at www.zcmfunds.com. You can obtain a free copy of the SAI and Shareholder Reports, request other information, or make general inquires about the Funds by calling the Funds at 877-568-7633 or by writing to:

Ziegler Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

You may review and copy information including the Shareholder Reports and SAI at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. You can obtain information on the operation of the Public Reference Room by calling (202) 551-8090. Reports and other information about the Fund are also available:

•	Free of charge from the SEC’s EDGAR database on the SEC’s website at http://www.sec.gov;
•	For a fee, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-1520; or
•	For a fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

(The Trust’s SEC Investment Company Act file number is 811-21422.)

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PRIVACY NOTICE

The Funds collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you give us orally; and/or
•	Information about your transactions with us or others

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Strategic Income Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.
Not Part of the Prospectus

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PN-1

STATEMENT OF ADDITIONAL INFORMATION

January 31, 2016

ZIEGLER STRATEGIC INCOME FUND

Institutional Class	ZLSIX

Ziegler FAMCO Covered Call Fund

Class A	CACLX

Class C	CCCLX

Institutional Class	CICLX

Each a “Fund,” together, the “Funds”

Each a series of Trust for Advised Portfolios
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

Toll Free: 1-877-568-7633

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the Prospectus, dated January 31, 2016, of the Funds.  A copy of the Prospectus may be obtained without charge from the Funds at the address and telephone number set forth above.

The Funds’ most recent annual report to shareholders is a separate document that is available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.  The financial statements, accompanying notes and report of independent registered public accounting firm appearing in the annual report are incorporated by reference into this SAI.  A free copy of the annual report can be obtained by contacting the Funds at the address or telephone number above.

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No person has been authorized to give any information or to make any representations other than those contained in this SAI and the Prospectus dated January 31, 2016,  if given or made, such information or representations may not be relied upon as having been authorized by Ziegler Strategic Income Fund or the Ziegler FAMCO Covered Call Fund.

This SAI does not constitute an offer to sell securities.

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THE TRUST

The Trust is a Delaware statutory trust organized under the laws of the State of Delaware on August 28, 2003, and is registered with the U.S. Securities and Exchange Commission (the “SEC”) as an open-end management investment company. Between August 28, 2003 and May 31, 2005 the Trust was named “Lotsoff Capital Management Equity Trust.” Between June 1, 2005 and November 30, 2011 the Trust was named “Lotsoff Capital Management Investment Trust.” Between December 1, 2011 and January 30, 2013 the Trust was named Ziegler Lotsoff Capital Management Investment Trust.” Between January 31, 2013 and January 29, 2014 the Trust was named “Ziegler Capital Management Investment Trust.”

The Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”) permits the Trust’s Board of Trustees (the “Board” or the “Trustees”) to issue an unlimited number of full and fractional shares of beneficial interest, par value $0.01 per share, which may be issued in any number of series. The Trust consists of various series that represent separate investment portfolios. The Board may from time to time issue other series, the assets and liabilities of which will be separate and distinct from any other series. This SAI relates only to the Ziegler Strategic Income Fund (the “Strategic Income Fund”) and the Ziegler Covered Call Fund (the “Covered Call Fund”).

Registration with the SEC does not involve supervision of the management or policies of the Funds. The Prospectus of the Funds and this SAI omit certain of the information contained in the Registration Statements filed with the SEC. Copies of such information may be obtained from the SEC upon payment of the prescribed fee or may be accessed free of charge at the SEC’s website at www.sec.gov.

INVESTMENT POLICIES

The discussion below supplements information contained in the Funds’ Prospectus as to the investment policies and risks of the Funds.

Non-Diversification – Strategic Income Fund
The Strategic Income Fund is non-diversified under the Investment Company Act of 1940, as amended (the “1940 Act”), which means that there is no restriction as to how much the Strategic Income Fund may invest in the securities of any one issuer. However, to qualify for tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”), the Fund intends to comply, as of the end of each taxable quarter, with certain diversification requirements imposed by the Code. See “Distributions and Tax Information” below. As a non-diversified investment company, the Strategic Income Fund may be subject to greater risks than diversified companies because of the larger impact of fluctuation in the values of securities of fewer issuers.

Diversification – Covered Call Fund
The Covered Call Fund is diversified under applicable federal securities laws. This means that as to 75% of its total assets (1) no more than 5% may be invested in the securities of a single issuer, and (2) it may not hold more than 10% of the outstanding voting securities of a single issuer. However, the diversification of a mutual fund’s holdings is measured at the time the fund purchases a security and if the Covered Call Fund purchases a security and holds it for a period of time, the security may become a larger percentage of the Fund’s total assets due to movements in the financial markets. If the market affects several securities held by the Covered Call Fund, the Fund may have a greater percentage of its assets invested in securities of fewer issuers. Accordingly, the Covered Call Fund is subject to the risk that its performance may be hurt disproportionately by the poor performance of relatively few securities despite qualifying as a diversified fund.

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Percentage Limitations
Whenever an investment policy or limitation states a maximum percentage of a Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of a Fund’s acquisition or sale of such security or other asset. Accordingly, except with respect to borrowing and illiquid securities, any subsequent change in values, net assets or other circumstances will not be considered in determining whether an investment complies with a Fund’s investment policies and limitations. In addition, if a bankruptcy or other extraordinary event occurs concerning a particular investment by a Fund, the Fund may receive stock, real estate or other investments that the Fund would not, or could not buy. If this happens a Fund would sell such investments as soon as practicable while trying to maximize the return to its shareholders.

STRATEGIC  INCOME FUND INVESTMENT POLICIES

The Strategic Income Fund seeks to provide high current income and capital appreciation by investing in U.S. and foreign debt securities (U.S. dollar denominated), both investment and non-investment grade credit quality.  This means that the Strategic Income Fund attempts to produce a level of current income higher than the level of current income it could achieve if it did not make higher-risk investments in non-investment grade debt securities (sometimes referred to as junk bonds).  The debt securities in which the Strategic Income Fund invests consist of corporate bonds and debentures, U.S. government securities, agency and non-agency mortgage backed securities,  securities of real estate investment trusts that invest principally in mortgages and fixed income securities, securities of closed-end funds and exchange-traded funds that invest principally in fixed income securities, and preferred and convertible securities that the Adviser believes have debt-like characteristics.  To achieve its investment objective, the Strategic Income Fund engages in short-term trading strategies, and may, without limitation, engage in short sales and invest in derivatives.  Derivatives involve special risks and may result in losses to the Strategic Income Fund.  In view of this, the Strategic Income Fund is a suitable investment for only that part of an investor’s capital that can be exposed to above-average risk.

The Strategic Income Fund may, for temporary defensive purposes, invest more than 20% of its assets in money market securities, including U.S. government obligations, certificates of deposit, bankers’ acceptances, commercial paper or cash and cash equivalents.  Except for temporary defensive purposes, the Strategic Income Fund will retain cash and cash equivalents only in amounts deemed adequate for current needs and to permit it to pay its expenses, satisfy redemption requests or take advantage of investment opportunities.

In normal market conditions, at least 80% of the Strategic Income Fund’s net assets (plus any borrowings for investment purposes) will be invested in U.S. and foreign debt securities (U.S. dollar denominated) consisting of corporate bonds and debentures, U.S. government securities, agency and non-agency mortgage backed securities, securities of real estate investment trusts that invest at least 80% of their net assets in mortgages and fixed income securities, securities of closed-end funds and exchange-traded funds that invest at least 80% of their net assets in fixed income securities, and preferred securities that the Adviser believes have debt-like characteristics, both investment and non-investment grade credit quality.  The Strategic Income Fund is not limited with respect to its portfolio maturity or duration.  The Strategic Income Fund may invest in debt securities with a wide variety of terms applicable to principal repayment, interest rates and other features.  Terms that vary from security to security are optional and mandatory prepayment provisions, fixed, variable, semi-variable and resettable interest rates and conversion options, as well as various combinations of these terms.

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The Strategic Income Fund may invest without limitation in debt securities without regard to their credit ratings, including securities that are non-investment grade (“junk bonds”).  Non-investment grade debt securities acquired by the Strategic Income Fund will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor’s or Ba or lower by Moody’s Investors Service, Inc.) or, if unrated, will be determined by the Adviser to be of similar quality.  Some of these debt securities may be in default or at high risk of defaulting, and may have extremely poor prospects for being able to make principal and interest payments when due.

As part of the Strategic Income Fund’s principal investment strategy, it engages in the short-term trading strategies discussed in the Prospectus and this SAI.  When the Strategic Income Fund sells a security short, the Strategic Income Fund borrows the security from a lender and then sells the security in the general market.  The Strategic Income Fund is obligated to pay any dividend declared during the period in which the Strategic Income Fund maintains the short position to the lender from which the Strategic Income Fund borrowed the security and the Strategic Income Fund is obligated to record the payment of the dividend as an expense.  Dividend expenses are not fees charged to shareholders by the Strategic Income Fund or any Strategic Income Fund service provider but are similar to finance charges incurred by the Strategic Income Fund in borrowing transactions.  The Strategic Income Fund may be subject to additional expenses related to short sales (for example, costs of borrowing and margin account maintenance costs associated with the Strategic Income Fund’s open short positions).

The Strategic Income Fund may use derivatives for hedging (attempting to reduce risk by offsetting one investment position with another) or speculation (taking a position in the hope of increasing return).  These derivative transactions will involve forward contracts, future contracts, options and swaps (and options on futures and swaps).  The Strategic Income Fund engages in short-selling principally for hedging purposes (for example, to limit exposure to a possible market decline in the value of its portfolio securities).

The Strategic Income Fund may buy and sell options, which are agreements that give an investor the right to buy or sell a security at an agreed upon price in the future.  A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer of the option the obligation to buy, the underlying security, index, currency or other instrument at a specified exercise price.  A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at a specified exercise price.

The Strategic Income Fund may invest in the following types of investments, each of which is subject to certain risks, as discussed below:

Short Sales
The Strategic Income Fund may seek to realize additional gains through short sale transactions in securities listed on one or more national securities exchanges, or in unlisted securities.  Short selling involves the sale of borrowed securities.  At the time a short sale is effected, the Strategic Income Fund incurs an obligation to replace the security borrowed at whatever its price may be at the time the Strategic Income Fund purchases it for delivery to the lender.  The price at such time may be more or less than the price at which the security was sold by the Strategic Income Fund.  Until the security is replaced, the Strategic Income Fund is required to pay the lender amounts equal to any dividend or interest which accrue during the period of the loan.  To borrow the security, the Strategic Income Fund also may be required to pay a premium, which would increase the cost of the security sold.  The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed.

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Until the Strategic Income Fund closes its short position or replaces the borrowed security, the Strategic Income Fund will:  (a) maintain cash or liquid securities at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; or (b) otherwise cover the Strategic Income Fund’s short position.

Corporate Debt Securities
The Strategic Income Fund may invest in corporate debt securities.  Corporate debt securities include corporate bonds, debentures, notes and other similar instruments, including certain convertible securities.  Debt securities may be acquired with warrants attached.  Corporate income-producing securities also may include forms of preferred or preference stock.  The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate such as interest rates or other financial indications.  The Strategic Income Fund can invest in corporate securities of any rating.  The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

Variable and Floating Rate Securities
Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations.  The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations.  The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate.

The Strategic Income Fund may invest in floating rate debt instruments (“floaters”).  The interest rate on a floater is a variable rate, which is tied to another interest rate, such as a money-market index, like the London Interbank Offered Rate (“LIBOR”), or U.S. Treasury bill rate.  The interest rate on a floater resets periodically, typically every six months.  Because of the interest rate reset feature, floaters provide the Strategic Income Fund with a certain degree of protection against rises in interest rates, although the Strategic Income Fund will participate in any declines in interest rates as well.

The Strategic Income Fund also may invest in inverse floating rate debt instruments (“inverse floaters”).  The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed or inversely to a multiple of the applicable index.  An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

High Yield Securities
The Strategic Income Fund may invest in high yield, high risk, lower-rated debt securities, including convertible securities.  Investments in such securities are subject to greater credit risks than higher rated securities.  Debt securities rated below investment grade have greater risks of default than investment grade debt securities, including medium grade debt securities, and may in fact, be in default.  Issuers of “junk bonds” must offer higher yields to compensate for the greater risk of default on the payment of principal and interest.

The market for high yield securities is subject to substantial volatility.  For example, an economic downturn may have a more significant effect on high yield securities and their markets, as well as on the ability of securities issuers to repay principal and interest, than on higher-rated securities and their issuers.  Issuers of high yield securities may be of low creditworthiness and the high yield securities may be subordinated to the claims of senior lenders.  During periods of economic downturn or rising interest rates the issuers of high yield securities may have greater potential for insolvency and a higher incidence of high yield bond defaults may be experienced.

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The prices of high yield securities have been found to be less sensitive to interest rate changes than higher-rated investments but are more sensitive to adverse economic changes or individual corporate developments because of their lower credit quality.  During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing.  If the issuer of a high yield convertible security owned by the Strategic Income Fund defaults, the Strategic Income Fund may incur additional expenses in seeking recovery.  Periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield securities and the Strategic Income Fund’s net asset value (“NAV”).  Yields on high yield securities will fluctuate over time.  Furthermore, in the case of high yield securities structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more volatile than market prices of securities which pay interest periodically and in cash.

The secondary market for high yield securities may at times become less liquid or respond to adverse publicity or investor perceptions making it more difficult for the Strategic Income Fund to value accurately high yield securities or dispose of them.  To the extent the Strategic Income Fund owns or may acquire illiquid or restricted high yield securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity difficulties and judgment will play a greater role in valuation because there is less reliable and objective data available.

Special tax considerations are associated with investing in high yield bonds structured as zero coupon or pay-in-kind securities.  The Strategic Income Fund will report the interest on these securities as income even though it receives no cash interest until the security’s maturity or payment date.  Further, the Strategic Income Fund must distribute substantially all of its income to its shareholders to qualify for pass through treatment under the tax law.  Accordingly, the Strategic Income Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash or may have to borrow to satisfy distribution requirements.

Credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities.  Since credit rating agencies may fail to timely change the credit ratings to reflect subsequent events the Adviser monitors the issuers of high-yield convertible securities in the portfolio to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to attempt to assure the securities’ liquidity so the Strategic Income Fund can meet redemption requests.  To the extent that the Strategic Income Fund invests in high yield securities, the achievement of its investment objective may be more dependent, on the Adviser’s own credit analysis than is the case for higher quality bonds.  The Strategic Income Fund may retain a portfolio security whose rating has been changed.

Convertible Securities
The Strategic Income Fund may invest in convertible debt securities.  The Strategic Income Fund may also invest in common or preferred stock as a means of realizing the economic value associated with owning convertible securities.  Convertible securities are bonds or preferred stocks that may be converted (exchanged) into common stock of the issuing company within a certain period of time, for a specified number of shares.

Real Estate Investment Trusts
A real estate investment trust (“REIT”) is a corporation, or a business trust that would otherwise be taxed as a corporation, which meets certain definitional requirements of the Code.  The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs) or cash and government securities, derive most of its income from rents from real property or interest on loans secured by mortgages on real property, and distribute to shareholders annually a substantial portion of its otherwise taxable income.

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REITs are characterized as equity REITs, mortgage REITs, and hybrid REITs.  Equity REITs, which may include operating or finance companies, own real estate directly and the value of, and income earned by, the REITs depend upon the income of the underlying properties and the rental income they earn.  Equity REITs also can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value.  Mortgage REITs can make construction, development or long-term mortgage loans and are sensitive to the credit quality of the borrower.  Mortgage REITs derive their income from interest payments on such loans.  Hybrid REITs combine the characteristics of both equity and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate.  The value of securities issued by REITs are affected by tax and regulatory requirements and by perceptions of management skill.  They also are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation and the possibility of failing to qualify for the favorable U.S. federal income tax status generally available to REITs under the Code or to maintain exemption from the 1940 Act.

Preferred Securities
The Strategic Income Fund may invest in two basic types of preferred securities, traditional and hybrid-preferred securities.  Traditional preferred securities consist of preferred stock issued by an entity taxable as a corporation.  Preferred stocks, which may offer fixed or floating rate dividends, are perpetual instruments and considered equity securities.  Preferred securities are subordinated to senior debt instruments in a company’s capital structure, in terms of priority to corporate income and claim to corporate assets, and therefore will be subject to greater credit risk than debt instruments.  Alternatively, hybrid-preferred securities may be issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated trust or partnership of the corporation, generally in the form of preferred interests in subordinated debentures or similarly structured securities.  The hybrid-preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates.  Hybrid-preferred securities are considered debt securities.  Due to their similar attributes, the Adviser also considers senior debt perpetual issues, certain securities with convertible features as well as exchange-listed senior debt issues that trade with attributes of exchange-listed perpetual and hybrid-preferred securities to be part of the broader preferred securities market.

Traditional Preferred Securities.  Traditional preferred securities pay fixed or floating dividends to investors and have “preference” over common stock in the payment of dividends and the liquidation of a company’s assets.  This means that a company must pay dividends on preferred stock before paying any dividends on its common stock.  In order to be payable, distributions on such preferred securities must be declared by the issuer’s board of directors.  Income payments on preferred securities may be cumulative, causing dividends and distributions to accumulate even if not declared by the board of directors or otherwise made payable.  In such a case, all accumulated dividends must be paid before any dividend on the common stock can be paid.  However, many traditional preferred stocks are non-cumulative, in which case dividends do not accumulate and need not ever be paid.  The Strategic Income Fund may invest in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any missed payments to its stockholders.  There is no assurance that dividends or distributions on the traditional preferred securities in which the Strategic Income Fund invests will be declared or otherwise made payable.  Preferred securities may also contain provisions under which payments must be stopped (namely, stoppage is compulsory, not discretionary). The conditions under which this occurs may relate to, for instance, capitalization levels.  Hence, if a company incurs significant losses that deplete retained earnings automatic payment stoppage could occur.  In some cases the terms of the preferred securities provide that the issuer would be obligated to attempt to issue common shares to raise funds for the purpose of making the preferred payments.  However, there is no guarantee that the issuer would be successful in placing common shares.

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Preferred stockholders usually have no right to vote for corporate directors or on other matters.  Shares of traditional preferred securities have a liquidation preference that generally equals the original purchase price at the date of issuance.  The market value of preferred securities may be affected by, among other factors, favorable and unfavorable changes impacting the issuer or industries in which they operate, movements in interest rates and inflation, and the broader economic and credit environments, and by actual and anticipated changes in tax laws, such as changes in corporate and individual income tax rates.  Because the claim on an issuer’s earnings represented by traditional preferred securities may become onerous when interest rates fall below the rate payable on such securities, the issuer may redeem the securities.  Thus, in declining interest rate environments in particular, the Strategic Income Fund’s holdings of higher rate-paying fixed rate preferred securities may be reduced, and the Strategic Income Fund may be unable to acquire securities of comparable credit quality paying comparable rates with the redemption proceeds.

Hybrid-preferred Securities.  Hybrid-preferred securities are typically junior and fully subordinated liabilities of an issuer or the beneficiary of a guarantee that is junior and fully subordinated to the other liabilities of the guarantor.  In addition, hybrid-preferred securities typically permit an issuer to defer the payment of income for eighteen months or more without triggering an event of default.  Generally, the maximum deferral period is five years.  Because of their subordinated position in the capital structure of an issuer, the ability to defer payments for extended periods of time without default consequences to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when full cumulative payments on the hybrid preferred securities have not been made), these hybrid-preferred securities are often treated as close substitutes for traditional preferred securities, both by issuers and investors.  Hybrid-preferred securities have many of the key characteristics of equity due to their subordinated position in an issuer’s capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

Hybrid-preferred securities are typically issued with a final maturity date.  In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer’s option for a specified time without default.  No redemption can typically take place unless all cumulative payment obligations have been met, although issuers may be able to engage in open-market repurchases without regard to whether all payments have been paid.

Many hybrid-preferred securities are issued by trusts or other special purpose entities established by operating companies and are not a direct obligation of an operating company.  At the time the trust or special purpose entity sells such preferred securities to investors, it purchases debt of the operating company (with terms comparable to those of the trust or special purpose entity securities), which enables the operating company to deduct for tax purposes the interest paid on the debt held by the trust or special purpose entity. The trust or special purpose entity is generally required to be treated as transparent for U.S. federal income tax purposes such that the holders of the hybrid-preferred securities are treated as owning beneficial interests in the underlying debt of the operating company.  Accordingly, payments on hybrid-preferred securities are generally treated as interest rather than dividends for U.S. federal income tax purposes. The trust or special purpose entity in turn would be a holder of the operating company’s debt and would have priority with respect to the operating company’s earnings and profits over the operating company’s common stockholders, but would typically be subordinated to other classes of the operating company’s debt.  Typically a preferred security has a credit rating that is lower than that of its corresponding operating company’s senior debt securities.

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Within the category of hybrid-preferred securities are senior debt instruments that trade in the broader preferred securities market.  These debt instruments, which are sources of long-term capital for the issuers, have structural features similar to other preferred securities such as maturities ranging from 30 years to perpetuity, call features, quarterly payments, exchange listings and the inclusion of accrued interest in the trading price.

In some cases traditional and hybrid securities may include loss absorption provisions that make the securities more equity like.  This is particularly true in the financials sector, the largest preferred issuer segment.  Events in global financial markets in recent periods have caused regulators to review the function and structure of preferred securities more closely.  While loss absorption language is relatively rare in the preferred market today, it may become much more prevalent.

In one version of a preferred security with loss absorption characteristics, the liquidation value of the security may be adjusted downward to below the original par value under certain circumstances.  This may occur, for instance, in the event that business losses have eroded capital to a substantial extent.  The write down of the par value would occur automatically and would not entitle the holders to seek bankruptcy of the company.  Such securities may provide for circumstances under which the liquidation value may be adjusted back up to par, such as an improvement in capitalization and/or earnings.

Another preferred structure with loss absorption characteristics is the contingent capital security (sometimes referred to as “CoCo’s”).  These securities provide for mandatory conversion into common shares of the issuer under certain circumstances.  The mandatory conversion might relate, for instance, to maintenance of a capital minimum, whereby falling below the minimum would trigger automatic conversion.  Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero; and conversion would deepen the subordination of the investor, hence worsening standing in a bankruptcy.  In addition, some such instruments have a set stock conversion rate that would cause an automatic write-down of capital if the price of the stock is below the conversion price on the conversion date.

Preferred securities may be subject to changes in regulations and there can be no assurance that the current regulatory treatment of preferred securities will continue.

Convertible Preferred Securities.  Some preferred securities, generally known as convertible preferred securities, provide for an investor option to convert their holdings into common shares of the issuer.  These securities may have lower rates of income than other preferred securities, and the conversion option may cause them to trade more like equities than typical fixed income instruments.

Floating Rate Securities.  The Strategic Income Fund may invest in floating rate preferred securities, which provide for a periodic adjustment in the interest rate paid on the securities.  The terms of such securities provide that interest rates are adjusted periodically based upon an interest rate adjustment index.  The adjustment intervals may be regular, and range from daily up to annually, or may be event-based, such as a change in the prime rate.  Because of the interest rate reset feature, floating rate securities provide the Strategic Income Fund with a certain degree of protection against rises in interest rates, although the interest rates of floating rate securities will participate in any declines in interest rates as well.

Duration and Portfolio Maturity
The Strategic Income Fund invests without regard to maturity or duration limitations.  As a measure of a fixed-income security’s cash flow, duration is an alternative to the concept of “term to maturity” in assessing the price volatility associated with changes in interest rates.  Generally, the longer the duration, the more volatility an investor should expect.  For example, the market price of a bond with a duration of three years would be expected to decline 3% if interest rates rose 1%.  Conversely, the market price of the same bond would be expected to increase 3% if interest rates fell 1%.  The market price of a bond with a duration of six years would be expected to increase or decline twice as much as the market price of a bond with a three-year duration.  Duration is a way of measuring a security’s maturity in terms of the average time required to receive the present value of all interest and principal payments as opposed to its term to maturity.  The maturity of a security measures only the time until final payment is due; it does not take account of the pattern of a security’s cash flows over time, which would include how cash flow is affected by prepayments and by changes in interest rates.  Incorporating a security’s yield, coupon interest payments, final maturity and option features into one measure, duration is computed by determining the weighted average maturity of a bond’s cash flows, where the present values of the cash flows serve as weights.  In computing the duration of the Strategic Income Fund, the Adviser will estimate the duration of obligations that are subject to features such as prepayment or redemption by the issuer, put options retained by the investor or other imbedded options, taking into account the influence of interest rates on prepayments and coupon flows.  The Adviser will adjust the duration and maturity of the Strategic Income Fund’s portfolio based on the Adviser’s interest rate outlook.

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Directional Investment Strategies
The Strategic Income Fund may from time to time take “outright” directional (long or short) market positions.  These trades frequently result from opportunities identified in the course of implementing the Strategic Income Fund’s core arbitrage and relative value strategies, as a result of which the Strategic Income Fund may identify certain securities which it believes to be materially overpriced or underpriced.  In certain cases, the Strategic Income Fund’s Adviser may determine that an outright directional position in such securities may have a better risk/reward profile than a hedged position.

Opportunistic Investing
In the course of researching and implementing its investment strategies, the Strategic Income Fund may identify unrelated trading or investment opportunities which the Strategic Income Fund’s Adviser believes have both good profit potential and a risk/reward profile consistent with the Strategic Income Fund’s investment objectives.  From time to time, the Strategic Income Fund may attempt to exploit these opportunities.

Swaps
A swap agreement is a derivative that is subject to the risks discussed above in “Derivatives”.  A swap agreement is an agreement between two parties (counterparties) to exchange payments at specified dates (periodic payment dates) on the basis of a specified amount (notional amount) with the payments calculated with reference to a specified asset, reference rate, or index.

Examples of swap agreements include, but are not limited to, interest rate swaps, credit default swaps, equity swaps, commodity swaps, index swaps, and total return swaps.  Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum levels.  Most swap agreements provide that when the periodic payment dates for both parties are the same, payments are netted, and only the net amount is paid to the counterparty entitled to receive the net payment.  Consequently, the Strategic Income Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty.  Swap agreements allow for a wide variety of transactions.  For example, fixed rate payments may be exchanged for floating rate payments; U.S. dollar-denominated payments may be exchanged for payments denominated in a different currency; and payments tied to the price of one asset, reference rate, or index may be exchanged for payments tied to the price of another asset, reference rate, or index.

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An option on a swap agreement, also called a “swaption,” is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium.”  A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index.  A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index.  Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

The swaps market is largely unregulated.  It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Strategic Income Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Credit Default Swaps
The Strategic Income Fund may enter into credit default swaps.  A credit default swap enables an investor to buy or sell protection against a credit event, such as a borrower’s or issuer’s failure to make timely payments of interest or principal, bankruptcy or restructuring.  The Strategic Income Fund may seek to enhance returns by selling protection or attempt to mitigate credit risk by buying protection against the occurrence of a credit event by a specified borrower or issuer.  The Strategic Income Fund may enter into credit default swaps, both directly (“unfunded swaps”) and indirectly (“funded swaps”) in the form of a swap embedded within a structured security.  Unfunded and funded credit default swaps may refer to a single security or on a basket of securities.

If the Strategic Income Fund buys credit protection using a credit default swap and a credit event occurs, the Strategic Income Fund will deliver the defaulted loan or bond underlying the swap and the swap counterparty will pay the par amount of the loan or bond.  If the Strategic Income Fund sells credit protection using a credit default swap and a credit event occurs, the Strategic Income Fund will pay the par amount of the defaulted loan or bond underlying the swap and the swap counterparty will deliver the loan or bond.  If the swap is on a basket of assets, the notional amount of the swap is reduced by the par amount of the defaulted asset, and the fixed payments are then made on the reduced notional amount.

Risks of credit default swaps include counterparty credit risk (if the counterparty fails to meet its obligations) and the risk that the Strategic Income Fund will not properly assess the cost of the instrument based on the lack of transparency in the market.  If the Strategic Income Fund is selling credit protection, there is a risk that a credit event will occur and that the Strategic Income Fund will have to pay par value on defaulted loans or bonds.  If the Strategic Income Fund is buying credit protection, there is a risk that no credit event will occur and the Strategic Income Fund will receive no benefit for the premium paid.  In addition, if the Strategic Income Fund is buying credit protection and a credit event does occur, there is a risk when the Strategic Income Fund does not own the underlying asset, that the Strategic Income Fund will have difficulty acquiring the asset on the open market and may receive adverse pricing.  The Strategic Income Fund will invest no more than 20% of its total assets in credit default swaps.

When Issued and Delayed-Delivery Securities
To ensure the availability of suitable securities for its portfolio, the Strategic Income Fund may purchase when-issued or delayed delivery securities.  When-issued transactions arise when securities are purchased by the Strategic Income Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Strategic Income Fund at the time of entering into the transaction.  When-issued securities represent securities that have been authorized but not yet issued.  The Strategic Income Fund may also purchase securities on a forward commitment or delayed delivery basis.  In a forward commitment transaction, the Strategic Income Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time.  The Strategic Income Fund is required to hold and maintain until the settlement date, cash or other liquid assets in an amount sufficient to meet the purchase price.  Alternatively, the Strategic Income Fund may enter into offsetting contracts for the forward sale of other securities that it owns.  The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

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U.S. Government Securities
The Strategic Income Fund may invest in a variety of U.S. Treasury obligations, including bills, notes and bonds.  These obligations differ only in terms of their interest rates, maturities and time of issuance.  The Strategic Income Fund may also invest in other securities issued or guaranteed by the U.S. government, its agencies and instrumentalities.

Obligations of certain agencies and instrumentalities, such as the Government National Mortgage Association (“Ginnie Mae”), are supported by the full faith and credit of the U.S. Treasury.  Others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the U.S. Treasury; and others, such as those of the Federal National Mortgage Association (“Fannie Mae”), are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; still others, such as those of the Student Loan Marketing Association (“Sallie Mae”) are supported only by the credit of the agency or instrumentality that issues them.  There is no guarantee that the U.S. Government will provide financial support to its agencies or instrumentalities, now or in the future, if it is not obligated to do so by law.

Derivatives
The Strategic Income Fund may invest in various derivatives.  A derivative is a financial instrument which has a value that is based on--or “derived from”--the values of other assets, reference rates, or indexes.  The Strategic Income Fund may invest in derivatives for hedging purposes.

Derivatives may relate to a wide variety of underlying references, such as commodities, stocks, bonds, interest rates, currency exchange rates and related indexes.  Derivatives include futures contracts and options on futures contracts (see discussion below), forward-commitment transactions (see discussion above on “When Issued and Delayed-Delivery Securities”), options on securities (see discussion below on “Options on Securities”), caps, floors, collars, swap agreements (see discussion above on “Swaps”), and other financial instruments.  Some derivatives, such as futures contracts and certain options, are traded on U.S. commodity and securities exchanges, while other derivatives, such as swap agreements, are privately negotiated and entered into in the over-the-counter (“OTC”) market.  The risks associated with the use of derivatives are different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments.  Derivatives are used by some investors for speculative purposes.  Derivatives also may be used for a variety of purposes that do not constitute speculation, such as hedging, risk management, seeking to stay fully invested, seeking to reduce transaction costs, seeking to simulate an investment in equity or debt securities or other investments, seeking to add value by using derivatives to more efficiently implement portfolio positions when derivatives are favorably priced relative to equity or debt securities or other investments, and for other purposes.

Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments.  The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

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The use of a derivative involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the other party to the contract (usually referred to as a “counterparty”) or the failure of the counterparty to make required payments or otherwise comply with the terms of the contract.  Additionally, the use of credit derivatives can result in losses if the Adviser does not correctly evaluate the creditworthiness of the issuer on which the credit derivative is based.

Derivatives may be subject to liquidity risk, which exists when a particular derivative is difficult to purchase or sell.  If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Derivatives may be subject to pricing or “basis” risk, which exists when a particular derivative becomes extraordinarily expensive relative to historical prices or the prices of corresponding cash market instruments.  Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity.

Because many derivatives have a leverage or borrowing component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself.  Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.  While certain derivative transactions may be considered to constitute borrowing transactions, such derivative transactions will not be considered to constitute the issuance of a “senior security”, and therefore such transactions will not be subject to the 300% continuous asset coverage requirement otherwise applicable to borrowings, if the Strategic Income Fund covers the transaction or segregates sufficient liquid assets in accordance with applicable requirements.

Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to the Strategic Income Fund’s interest.  The Strategic Income Fund bears the risk that the Adviser will incorrectly forecast future market trends or the values of assets, reference rates, indices, or other financial or economic factors in establishing derivative positions for the Strategic Income Fund.  If the Adviser attempts to use a derivative as a hedge against, or as a substitute for, a portfolio investment, the Strategic Income Fund will be exposed to the risk that the derivative will have or will develop an imperfect or no correlation with the portfolio investment.  This could cause substantial losses for the Strategic Income Fund.  While hedging strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other investments.  Many derivatives, in particular OTC derivatives, are complex and often valued subjectively.  Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Strategic Income Fund.

Options on Securities
An option is a legal contract that gives the buyer (who then becomes the holder) the right to buy, in the case of a call, or sell, in the case of a put, a specified amount of the underlying security at the option price at any time before the option expires.  The buyer of a call obtains, in exchange for a premium that is paid to the seller, or “writer,” of the call, the right to purchase the underlying security. The buyer of a put obtains the right to sell the underlying security to the writer of the put, likewise in exchange for a premium.  Options have standardized terms, including the exercise price and expiration time; listed options are traded on national securities exchanges that provide a secondary market in which holders or writers can close out their positions by offsetting sales and purchases.  The premium paid to a writer is not a down payment; it is a nonrefundable payment from a buyer to a seller for the rights conveyed by the option.  A premium has two components:  the intrinsic value and the time value.  The intrinsic value represents the difference between the current price of the securities and the exercise price at which the securities will be sold pursuant to the terms of the option.  The time value is the sum of money investors are willing to pay for the option in the hope that, at some time before expiration, it will increase in value because of a change in the price of the underlying security.

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One risk of any put or call that is held is that the put or call is a wasting asset.  If it is not sold or exercised prior to its expiration, it becomes worthless. The time value component of the premium decreases as the option approaches expiration, and the holder may lose all or a large part of the premium paid.  In addition, there can be no guarantee that a liquid secondary market will exist on a given exchange, in order for an option position to be closed out.  Furthermore, if trading is halted in an underlying security, the trading of options is usually halted as well. In the event that an option cannot be traded, the only alternative to the holder is to exercise the option.

Call Options on Securities.  When the Strategic Income Fund writes a call, it receives a premium and agrees to sell the related investments to the purchaser of the call during the call period (usually not more than nine months) at a fixed exercise price (which may differ from the market price of the related investments) regardless of market price changes during the call period.  If the call is exercised, the Strategic Income Fund forgoes any gain from an increase in the market price over the exercise price.

To terminate its obligation on a call which it has written, the Strategic Income Fund may purchase a call in a “closing purchase transaction.”  A profit or loss will be realized depending on the amount of option transaction costs and whether the premium previously received is more or less than the price of the call purchased.  A profit may also be realized if the call lapses unexercised, because the Strategic Income Fund retains the premium received.  All call options written by the Strategic Income Fund must be “covered.”  For a call to be “covered”: (a) the Strategic Income Fund must own the underlying security or have an absolute and immediate right to acquire that security without payment of additional cash consideration; (b) the Strategic Income Fund must maintain cash or liquid securities adequate to purchase the security; or (c) any combination of (a) or (b).

When the Strategic Income Fund buys a call, it pays a premium and has the right to buy the related investments from the seller of the call during the call period at a fixed exercise price.  The Strategic Income Fund benefits only if the market price of the related investment is above the call price plus the premium paid during the call period and the call is either exercised or sold at a profit.  If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date, and the Strategic Income Fund will lose its premium payment and the right to purchase the related investment.

Put Options on Securities. When the Strategic Income Fund buys a put, it pays a premium and has the right to sell the related investment to the seller of the put during the put period (usually not more than nine months) at a fixed exercise price.  Buying a protective put permits the Strategic Income Fund to protect itself during the put period against a decline in the value of the related investment below the exercise price by having the right to sell the investment through the exercise of the put.

When the Strategic Income Fund writes a put option, it receives a premium and has the same obligations to a purchaser of such a put as are indicated above as its rights when it purchases such a put.  A profit or loss will be realized depending on the amount of option transaction costs and whether the premium previously received is more or less than the put purchased in a closing purchase transaction. A profit may also be realized if the put lapses unexercised, because the Strategic Income Fund retains the premium received.  All put options written by the Strategic Income Fund must be “covered.”  For a put to be “covered”, the Strategic Income Fund must maintain cash or liquid securities equal to the option price.

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Futures Contracts and Options Thereon
A futures contract is a commitment to buy or sell a specific product at a currently determined market price, for delivery at a predetermined future date.  The futures contract is uniform as to quantity, quality and delivery time for a specified underlying product.  The commitment is executed in a designated contract market – a futures exchange – that maintains facilities for continuous trading.  The buyer and seller of the futures contract are both required to make a deposit of cash or U.S. Treasury Bills with their brokers equal to a varying specified percentage of the contract amount; the deposit is known as initial margin.  Since ownership of the underlying product is not being transferred, the margin deposit is not a down payment; it is a security deposit to protect against nonperformance of the contract.  No credit is being extended, and no interest expense accrues on the non margined value of the contract.  The contract is marked to market every day, and the profits and losses resulting from the daily change are reflected in the accounts of the buyer and seller of the contract.  A profit in excess of the initial deposit can be withdrawn, but a loss may require an additional payment, known as variation margin, if the loss causes the equity in the account to fall below an established maintenance level.  The Strategic Income Fund will maintain cash or liquid securities sufficient to cover its obligations under each futures contract into which it enters.

The Strategic Income Fund may purchase and write (sell) stock index futures contracts as a substitute for a comparable market position in the underlying securities, and may purchase put and call options and write call options on stock index futures contracts.  A stock index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made.  No physical delivery of the underlying stocks in the index is made.

When the Strategic Income Fund purchases a put or call option on a futures contract, the Strategic Income Fund pays a premium for the right to sell or purchase the underlying futures contract for a specified price upon exercise at any time during the option period.  By writing a call option on a futures contract, the Strategic Income Fund receives a premium in return for granting to the purchaser of the option the right to buy from the Strategic Income Fund the underlying futures contract for a specified price upon exercise at any time during the option period.

Some futures and options strategies tend to hedge the Strategic Income Fund’s positions against price fluctuations, while other strategies tend to increase market exposure.  The extent of the Strategic Income Fund’s loss from an unhedged short position in futures contracts or call options on futures contracts is potentially unlimited.  The Strategic Income Fund may engage in related closing transactions with respect to options on futures contracts.  The Strategic Income Fund will purchase or write options only on futures contracts that are traded on a United States exchange or board of trade.

When the Strategic Income Fund purchases or sells a futures contract, the Strategic Income Fund “covers” its position.  To cover its position, the Strategic Income Fund may maintain with its custodian bank (and mark-to-market on a daily basis) cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise cover its position.  If the Strategic Income Fund continues to engage in the described securities trading practices and so maintain cash or liquid securities, the maintained cash or liquid securities will function as a practical limit on the amount of leverage which the Strategic Income Fund may undertake and on the potential increase in the speculative character of the Strategic Income Fund’s outstanding portfolio securities.  Additionally, such maintained cash or liquid securities will assure the availability of adequate funds to meet the obligations of the Strategic Income Fund arising from such investment activities.

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The Strategic Income Fund may cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (namely, an exercise price) as high or higher than the price of the futures contract, or, if the strike price of the put is less than the price of the futures contract, the Strategic Income Fund will maintain cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract.  The Strategic Income Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments the prices of which are expected to move relatively consistently with the futures contract.  The Strategic Income Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contract, or by taking positions in instruments the prices of which are expected to move relatively consistently with the futures contract.

The Strategic Income Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option, or, if the long position in the underlying futures contract is established at a price greater than the strike price of the written call, the Strategic Income Fund will maintain cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract.  The Strategic Income Fund may also cover its sale of a call option by taking positions in instruments the prices of which are expected to move relatively consistently with the call option.

Although the Strategic Income Fund intends to sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time.  Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day.  Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day.  Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Strategic Income Fund to substantial losses.  If trading is not possible, or the Strategic Income Fund determines not to close a futures position in anticipation of adverse price movements, the Strategic Income Fund will be required to make daily cash payments of variation margin.  The risk that the Strategic Income Fund will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market.

To the extent the Strategic Income Fund invests in derivatives subject to regulation by the Commodity Futures Trading Commission (“CFTC”), such as futures and options on futures, it will do so in accordance with Regulation 4.5 under the Commodity Exchange Act (“CEA”).  The Adviser, on behalf of the Fund, has filed with the National Futures Association a notice claiming an exclusion from the definition of the term “commodity pool operator” (“CPO”) under the CEA and the regulations of the CFTC promulgated thereunder with respect to the Strategic Income Fund’s operations.  The Trust is not subject to registration or regulation as a CPO and does not intend to operate in a manner that would trigger CFTC regulation.  If the Strategic Income Fund were to operate subject to CFTC regulation, it may incur additional expenses.

Limitations on Options and Futures
Transactions in options by the Strategic Income Fund will be subject to limitations established by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options are written or held on the same or different exchanges or are written or held in one or more accounts or through one or more brokers.  Thus, the number of options which the Strategic Income Fund may write or hold may be affected by options written or held by other investment advisory clients of the Adviser.  Position limits also apply to futures contracts. An exchange may order the liquidations of positions found to be in excess of these limits, and it may impose certain sanctions.

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Special Risks of Hedging Strategies
Participation in the options or futures markets involves investment risks and transactions costs to which the Strategic Income Fund would not be subject absent the use of these strategies.  In particular, the loss from investing in futures contracts is potentially unlimited.  If the Adviser’s prediction of movements in the securities and interest rate markets is inaccurate, the Strategic Income Fund could be in a worse position than if such strategies were not used.  Risks inherent in the use of options, futures contracts and options on futures contracts include:  (1) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities being hedged; (2) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; and (3) the possible absence of a liquid secondary market for any particular instrument at any time.

Foreign Securities
The Strategic Income Fund may invest in U.S. dollar denominated securities of foreign issuers.  The Strategic Income Fund may also hold securities of U.S. and foreign issuers in the form of American Depository Receipts (“ADRs”) or American Depository Shares (“ADSs”), and they may each invest in securities of foreign issuers traded directly in the U.S. securities markets.  Investments in foreign securities involve special risks and considerations that are not present when the Strategic Income Fund invests in domestic securities.  As an operating policy, the Strategic Income Fund may only purchase securities of foreign issuers and ADRs and ADSs up to a maximum of 15% of the value of its total net assets.

The value of the Strategic Income Fund’s foreign investments may be significantly affected by changes in currency exchange rates, and the Strategic Income Fund may incur certain costs in converting securities denominated in foreign currencies to U.S. dollars.  In many countries, there is less publicly available information about issuers than is available in the reports and ratings published about companies in the United States.  Additionally, foreign companies are not subject to uniform accounting, auditing and financial reporting standards.  Dividends and interest on foreign securities may be subject to foreign withholding taxes which would reduce the Strategic Income Fund’s income.  Although the Strategic Income Fund intends to invest in securities of foreign issuers domiciled in nations which the Adviser considers as having stable and friendly governments, there is a possibility of expropriation, confiscatory taxation, currency blockage or political or social instability which could affect investments in those nations.

Purchase of Loans
The Strategic Income Fund can invest up to 25% of its assets in corporate loans including collateralized and uncollateralized fixed and floating rate adjustable loans.  The Strategic Income Fund has no limits as to the maturity of the loans it invests or as to the market capitalization of the borrowers.  Fixed rate loans are subject to greater interest rate risk than variable rate loans as the interest rate on a fixed loan does not change as prevailing interest rates change.  The Strategic Income Fund may invest in senior or subordinated loans.  Some of these loans may have been made in connection with highly leveraged transactions.  These transactions may include operating loans, leveraged buyout loans, leveraged capitalization loans and other loans. The Strategic Income Fund may invest in loans of borrowers that are experiencing or are likely to experience financial difficulty or that have filed for bankruptcy, which may limit or impair the borrower’s ability to make principal and interest payments.

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Illiquid Securities
The Strategic Income Fund may invest up to 15% of its net assets in securities for which there is no readily available market (“illiquid securities”).  The 15% limitation includes certain securities whose disposition would be subject to legal restrictions (“restricted securities”).  However certain restricted securities that may be resold pursuant to Rule 144A under the Securities Act may be considered liquid.  Rule 144A permits certain qualified institutional buyers to trade in privately placed securities not registered under the Securities Act.  Institutional markets for restricted securities have developed as a result of Rule 144A, providing both readily ascertainable market values for Rule 144A securities and the ability to liquidate these securities to satisfy redemption requests.  However, an insufficient number of qualified institutional buyers interested in purchasing Rule 144A securities held by the Strategic Income Fund could adversely affect their marketability, causing the Strategic Income Fund to sell securities at unfavorable prices.  The Board of Trustees of the Trust has delegated to the Adviser the day-to-day determination of the liquidity of a security although it has retained oversight and ultimate responsibility for such determinations.  Although no definite quality criteria are used, the Board of Trustees has directed the Adviser to consider such factors as (i) the nature of the market for a security (including the institutional private resale markets); (ii) the terms of these securities or other instruments allowing for the disposition to a third party or the issuer thereof (for example, certain repurchase obligations and demand instruments); (iii) the availability of market quotations; and (iv) other permissible factors.

Restricted securities may be sold in privately negotiated or other exempt transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act.  When registration is required, the Strategic Income Fund may be obligated to pay all or part of the registration expenses and considerable time may elapse between the decision to sell and the sale date.  If, during such period, adverse market conditions were to develop, the Strategic Income Fund might obtain a less favorable price than the price which prevailed when it decided to sell.  Restricted securities for which there is no market will be valued by appraisal at their fair value as determined in good faith by the Adviser under procedures established by and under the general supervision and responsibility of the Trust’s Board of Trustees.

Lending of Portfolio Securities
The Strategic Income Fund may lend portfolio securities constituting up to 33 1/3% of its total assets (as permitted by the 1940 Act) to unaffiliated broker-dealers, banks or other recognized institutional borrowers of securities, provided that the borrower at all times maintains cash, U.S. government securities or equivalent collateral or provides an irrevocable letter of credit in favor of the Strategic Income Fund equal in value to at least 100% of the value of the securities loaned.  During the time portfolio securities are on loan, the borrower pays the Strategic Income Fund an amount equivalent to any dividends or interest paid on such securities, and the Strategic Income Fund may receive an agreed-upon amount of interest income from the borrower who delivered equivalent collateral or provided a letter of credit.  Loans are subject to termination at the option of the Strategic Income Fund or the borrower.  The Strategic Income Fund may pay reasonable administrative and custodial fees in connection with a loan of portfolio securities and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker.  The Strategic Income Fund does not have the right to vote securities on loan, but could terminate the loan and regain the right to vote if that were considered important with respect to the investment.

The primary risk in securities lending is a default by the borrower during a sharp rise in price of the borrowed security resulting in a deficiency in the collateral posted by the borrower.  The Strategic Income Fund will seek to minimize this risk by requiring that the value of the securities loaned be computed each day and additional collateral be furnished each day if required.

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Borrowing
The Strategic Income Fund is authorized to borrow money from banks as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 20% of the value of the Strategic Income Fund’s net assets at the time of borrowing.  For example, the Strategic Income Fund may borrow money to facilitate management of the Strategic Income Fund’s portfolio by enabling the Strategic Income Fund to meet redemption requests when the liquidation of portfolio investments would be inconvenient or disadvantageous.  The Strategic Income Fund will not purchase portfolio securities when outstanding borrowings exceed 5% of the Strategic Income Fund’s total assets.  As required by the 1940 Act, the Strategic Income Fund may only borrow from a bank and must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed.  If, at any time, the value of the Strategic Income Fund’s assets should fail to meet this 300% coverage test, the Strategic Income Fund will reduce the amount of the Strategic Income Fund’s borrowings to the extent necessary to meet this 300% coverage within three days (not including Saturdays, Sundays and holidays).  Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.

Money Market Instruments
The Strategic Income Fund may invest in cash and money market securities.   The Strategic Income Fund may do so to “cover” investment techniques, when taking a temporary defensive position or to have assets available to pay expenses, satisfy redemption requests or take advantage of investment opportunities.  The money market securities in which the Strategic Income Fund invests may include U.S. Treasury Bills, commercial paper, commercial paper master notes and repurchase agreements.

The Strategic Income Fund may invest in commercial paper or commercial paper master notes rated, at the time of purchase, A-1 or A-2 by Standard & Poor’s Corporation or Prime-1 or Prime 2 by Moody’s Investors Service, Inc.  Commercial paper master notes are demand instruments without a fixed maturity bearing interest at rates that are fixed to known lending rates and automatically adjusted when such lending rates change.

Under a repurchase agreement, the Strategic Income Fund purchases a debt security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later.  The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the purchaser’s holding period.  While the maturities of the underlying securities in repurchase transactions may be more than one year, the term of each repurchase agreement will always be less than one year.  The Strategic Income Fund will enter into repurchase agreements only with member banks of the Federal Reserve system or primary dealers of U.S. government securities.  The Adviser will monitor the creditworthiness of each of the firms which is a party to a repurchase agreement with the Strategic Income Fund.  In the event of a default or bankruptcy by the seller, the Strategic Income Fund will liquidate those securities (whose market value, including accrued interest, must be at least equal to 100% of the dollar amount invested by the Strategic Income Fund in each repurchase agreement) held under the applicable repurchase agreement, which securities constitute collateral for the seller’s obligation to pay.  However, liquidation could involve costs or delays and, to the extent proceeds from the sale of these securities were less than the agreed-upon repurchase price, the Strategic Income Fund would suffer a loss.  The Strategic Income Fund also may experience difficulties and incur certain costs in exercising its rights to the collateral and may lose the interest the Strategic Income Fund expected to receive under the repurchase agreement.  Repurchase agreements usually are for short periods, such as one week or less, but may be longer.  It is the current policy of the Strategic Income Fund to treat repurchase agreements that do not mature within seven days as illiquid for the purposes of its investment policies.

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The Strategic Income Fund may also invest in securities issued by other investment companies that invest in high quality, short-term debt securities (namely, money market instruments).  In addition to the advisory fees and other expenses the Strategic Income Fund bears directly in connection with its own operations, as a shareholder of another investment company, the Strategic Income Fund would bear its pro rata portion of the other investment company’s advisory fees and other expenses, and such fees and other expenses will be borne indirectly by the Strategic Income Fund’s shareholders.

Event-Driven Strategies
The Strategic Income Fund may seek to profit from the often significant market inefficiencies surrounding market events, such as acquisitions, mergers, tender offers, liquidations, restructurings, spin-offs, earnings announcements and bankruptcies.  Event-driven trading involves attempting to predict the outcome of a particular transaction as well as the optimal time at which to commit capital to it.  Event-driven strategies involve difficult legal as well as financial analysis, as some of the principal impediments to the consummation of major corporate transactions are often legal or regulatory rather than economic.  In addition, certain of the securities issued in the context of major corporate events include complex call, put and other features, and a precise evaluation of the terms and embedded option characteristics of these securities can provide a significant competitive advantage.  Merger and exchange offers are generally priced so that the acquirer will pay a premium over the market price (at the time the offering is announced) of the target company’s securities if the transaction is consummated.  The uncertainty of consummation as well as of its timing creates risks from which the Strategic Income Fund may attempt to profit by both an accurate assessment of the level of such uncertainty and managing the timing of the Strategic Income Fund’s investments in an effort to maximize overall returns on a present-value basis.  Each of the Strategic Income Fund’s risk arbitrage transactions typically involves multiple trades, as overall exposure is adjusted in response to the changing risk profile of the investment.  Restructuring transactions (including liquidations) may be proposed in which the Strategic Income Fund’s Adviser identifies a price differential between post-restructuring values and current market prices.  The Strategic Income Fund may take positions designed to profit from such differentials, discounted for the uncertainty of consummation.  The Strategic Income Fund may take both long and short positions in a wide range of securities, derivatives and other instruments in implementing its event-driven strategies.  In certain cases, these positions may be leveraged, either through outright borrowings or through leverage embedded in derivatives acquired by the Strategic Income Fund.

Distressed Securities
Distressed investment strategies involve investing in the securities and loans of companies that are in weak financial condition, are experiencing poor operating results, need substantial capital investment, perhaps have a negative net worth, are experiencing special competitive or products obsolescence problems, or are involved in bankruptcy or reorganization proceedings.  These investments may be made in securities with a wide spectrum of risk and market sensitivity; for example, in fully secured bank debt of a company that is in a late-stage bankruptcy proceeding that the Adviser believes involves low risk due to the value of the underlying assets or, conversely, in the equity of a highly leveraged company that may or may not declare bankruptcy.  The securities of highly leveraged companies or companies that have fallen into distress are often mispriced.  In an attempt to capture such mispricing, the Strategic Income Fund may take partially offsetting positions in the securities of the distressed issuer.  For example, the Strategic Income Fund may take partially offsetting positions in the securities of the distressed issuer.  This would involve the Strategic Income Fund purchasing a company’s senior debt securities, while selling short its subordinated debt and/or equity if the Strategic Income Fund’s Adviser determines that the junior securities are significantly overvalued relative to the senior securities.

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Rights and Warrants
The Strategic Income Fund may purchase rights and warrants to purchase equity securities.  Investments in rights and warrants are pure speculation in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them.  Rights and warrants basically are options to purchase equity securities at a specific price valid for a specific period of time.  They do not represent ownership of the securities, but only the right to buy them.  Rights and warrants differ from call options in that rights and warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone.  The prices of rights (if traded independently) and warrants do not necessarily move parallel to the prices of the underlying securities.  Rights and warrants involve the risk that the Strategic Income Fund could lose the purchase value of the warrant if the warrant is not exercised prior to its expiration.  They also involve the risk that the effective price paid for the warrant added to the subscription price of the related security may be greater than the value of the subscribed security’s market price.

Reverse Repurchase Agreements
The Strategic Income Fund may enter into reverse repurchase agreements.  Reverse repurchase agreements are considered to be borrowings under the 1940 Act, and as such are subject to the investment limitations discussed in the section entitled “Borrowing.”  Under a reverse repurchase agreement, the Strategic Income Fund sells portfolio securities and agrees to repurchase them at an agreed-upon future date and price.  When the Strategic Income Fund enters into a reverse repurchase agreement, it will maintain cash or liquid securities having a value equal to or greater than the repurchase price (including accrued interest).  Reverse repurchase agreements involve the risk that the market value of the securities sold by the Strategic Income Fund may decline below the price of the securities it is obligated to repurchase.

Inflation-Indexed Bonds
The Strategic Income Fund may invest in inflation-indexed bonds, which are fixed-income securities whose value is periodically adjusted according to the rate of inflation.  Two structures are common.  The U.S. Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the bond.  Most other issuers pay out the inflation accruals as part of a semiannual coupon.

Inflation-indexed securities issued by the U.S. Treasury have varying maturities and pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount.  If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.  Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation.  However, the current market value of the bonds is not guaranteed and will fluctuate.  The Strategic Income Fund also may invest in other inflation-related bonds that may or may not provide a similar guarantee.  If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates.  Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation.  Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds.  In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.  Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

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While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value.  If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics.  The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy.  Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government.  There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services.  Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Mortgage-Backed Securities and Other Asset-Backed Securities
The Strategic Income Fund may invest in mortgage-backed and other asset backed securities (i.e., securities backed by credit card receivables, automobile loans or other assets).  Mortgage-backed securities are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property.  Mortgage-backed securities include: (1) Government Agency Mortgage-Backed Securities; (2) Privately-Issued Mortgage-Backed Securities; and (3) collateralized mortgage obligations and multiclass pass-through securities.

Government Agency Mortgage-Backed Securities.  Government Agency Mortgage-Backed Securities represent participation interests in pools of residential mortgage loans originated by United States governmental or private lenders and guaranteed, to the extent provided in such securities, by the United States Government or one of its agencies or instrumentalities.  Such securities, with the exception of collateralized mortgage obligations, are ownership interests in the underlying mortgage loans and provide for monthly payments that are a “pass-through” of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.

The Government Agency Mortgage-Backed Securities in which the Strategic Income Fund may invest include those issued or guaranteed by Ginnie Mae, Fannie Mae and the Federal Home Loan Mortgage Corporation (“Freddie Mac”).  These securities may include collateralized mortgage obligations, multiclass pass-through securities and stripped mortgage-backed securities.

Privately-Issued Mortgage-Backed Securities.  Privately-Issued Mortgage-Backed Securities are issued by private issuers and represent an interest in or are collateralized by (i) mortgage-backed securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities (“Privately-Issued Agency Mortgage-Backed Securities”), or (ii) whole mortgage loans or non agency collateralized mortgage-backed securities (“Privately-Issued Non Agency Mortgage-Backed Securities”).  These securities are structured similarly to the Ginnie Mae, Fannie Mae and Freddie Mac mortgage pass-through securities and are issued by originators of and investors in mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.  Privately-Issued Agency Mortgage-Backed Securities usually are backed by a pool of Ginnie Mae, Fannie Mae and Freddie Mac Certificates.  Privately-Issued Non Agency Mortgage-Backed Securities usually are backed by a pool of conventional fixed rate or adjustable rate mortgage loans that are not guaranteed by an entity having the credit status of Ginnie Mae, Fannie Mae or Freddie Mac, and generally are structured with one or more types of credit enhancement.  These securities may include collateralized mortgage obligations and multiclass pass-through securities.

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The Strategic Income Fund may invest in subordinated Privately-Issued Non Agency Mortgage-Backed Securities (“Subordinated Securities”).  Subordinated Securities have no governmental guarantee, and are subordinated in some manner as to the payment of principal and/or interest to the holders of more senior Privately-Issued Non Agency Mortgage-Backed Securities.  The holders of Subordinated Securities typically are compensated with a higher stated yield than are the holders of more senior Privately-Issued Non Agency Mortgage-Backed Securities.  On the other hand, Subordinated Securities typically subject the holder to greater risk than senior Privately-Issued Non Agency Mortgage-Backed Securities and tend to be rated in a lower rating category, and frequently a substantially lower rating category, than the senior Privately-Issued Non Agency Mortgage-Backed Securities.  Subordinated Securities generally are likely to be more sensitive to changes in prepayment and interest rates and the market for such securities may be less liquid than is the case for traditional fixed-income securities and senior Privately-Issued Non Agency Mortgage-Backed Securities.

Collateralized Mortgage Obligations and Multiclass Pass-Through Securities.  Mortgage-Backed Securities include collateralized mortgage obligations or “CMOs,” which are debt obligations collateralized by mortgage loans or mortgage pass-through securities.  Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac Certificates, but also may be collateralized by other Mortgage-Backed Securities or whole loans (such collateral collectively hereinafter referred to as “Mortgage Assets”).  CMOs include multiclass pass-through securities, which can be equity interests in a trust composed of mortgage assets.  Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities.  CMOs may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.  The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit.

In a CMO, a series of bonds or certificates is issued in multiple classes.  Each class of CMOs, often referred to as a “tranche,” is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date.  Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates.  Interest is paid or accrues on classes of the CMOs on a monthly, quarterly or semiannual basis.  The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO series in innumerable ways, some of which bear substantially more risk than others.  In particular, certain classes of CMOs and other types of mortgage pass-through securities, including interest only classes, principal only classes, inverse floaters, Z or accrual classes and companion classes, are designed to be highly sensitive to changes in prepayment and interest rates and can subject the holder to extreme reductions of yield and loss of principal.  The Strategic Income Fund may invest in such high-risk, derivative Mortgage-Backed Securities.

Stripped Mortgage-Backed Securities.  The Strategic Income Fund may invest in stripped Mortgage-Backed Securities issued by the U.S. Government (“SMBS”).  SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of Mortgage Assets.  A common type of SMBS will have one class receiving all of the interest from the Mortgage Assets, while the other class will receive all of the principal.  However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal.  If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Strategic Income Fund may fail to fully recover its initial investment in these securities.  The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates.  The yield on a class of SMBS that receives all or most of the interest from Mortgage Assets are generally higher than prevailing market yields on other Mortgage-Backed Securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

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Adjustable-Rate Mortgage Loans.  Certain mortgage loans underlying the Mortgage-Backed Securities in which the Strategic Income Fund may invest will be adjustable rate mortgage loans (“ARMs”).  ARMs eligible for inclusion in a mortgage pool will generally provide for a fixed initial mortgage interest rate for a specified period of time.  Thereafter, the interest rates (the “Mortgage Interest Rates”) may be subject to periodic adjustment based on changes in the applicable index rate (the “Index Rate”).  The adjusted rate would be equal to the Index Rate plus a gross margin, which is a fixed percentage spread over the Index Rate established for each ARM at the time of its origination.

There are various types of indices which provide the basis for rate adjustments on ARMS.  Commonly utilized indices include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury Bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one year LIBOR, the prime rate of a specific bank, or commercial paper rates.  Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels.  Others, such as the 11th District Federal Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile.  The degree of volatility in the market value of the Strategic Income Fund’s portfolio and therefore in the NAV of the Strategic Income Fund’s shares will be a function of the length of the interest rate reset periods and the degree of volatility in the applicable indices.

Asset-Backed Securities. Asset-backed securities may involve certain risks that are not presented by Mortgage-Backed Securities arising primarily from the nature of the underlying assets (i.e., credit card and automobile loan receivables as opposed to real estate mortgages).  Non-mortgage asset-backed securities do not have the benefit of the same security interest in the collateral as Mortgage-Backed Securities.  Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to reduce the balance due on the credit cards.  Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations.  If the servicer were to sell these obligations to another party, there is the risk that the purchaser would acquire an interest superior to that of the holders of related automobile receivables.  In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables.  Therefore, there is a possibility that payments on the receivables together with recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

Asset-backed securities may be subject to greater risk of default during periods of economic downturn than other instruments.  Also, while the secondary market for asset-backed securities is ordinarily quite liquid, in times of financial stress the secondary market may not be as liquid as the market for other types of securities, which could cause the Strategic Income Fund to experience difficulty in valuing or liquidating such securities.

Miscellaneous.  The yield characteristics of Mortgage-Backed Securities differ from traditional debt securities.  Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time.  As a result, if the Strategic Income Fund purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity.  Conversely, if the Strategic Income Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity.  Certain classes of CMOs and other types of mortgage pass-through securities, including those whose interest rates fluctuate based on multiples of a stated index, are designed to be highly sensitive to changes in prepayment and interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal.

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Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in the mortgagors’ housing needs, job transfers, unemployment, mortgagors’ net equity in the mortgaged properties and servicing decisions.  Generally, however, prepayments on fixed rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates.  Accordingly, amounts available for reinvestment by the Strategic Income Fund are likely to be greater during a period of declining interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of rising interest rates.  Mortgage-Backed Securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities from declining interest rates because of the risk of prepayment.

No assurance can be given as to the liquidity of the market for certain Mortgage-Backed Securities, such as CMOs and multiclass pass-through securities.  Determination as to the liquidity of such securities will be made in accordance with guidelines established by the Trust’s Board of Trustees.  In accordance with such guidelines, the Adviser will monitor the Strategic Income Fund’s investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information.

COVERED CALL FUND INVESTMENT POLICIES

The Covered Call Fund may invest in the following types of investments, each of which is subject to certain risks, as discussed below:

Equity Securities
All investments in equity securities are subject to market risks that may cause their prices to fluctuate over time. Historically, the equity markets have moved in cycles and the value of the securities in the Covered Call Fund’s portfolio may fluctuate substantially from day to day. Owning an equity security can also subject the Covered Call Fund to the risk that the issuer may discontinue paying dividends.

Common Stocks. A common stock represents a proportionate share of the ownership of a company and its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets, and general market conditions. In addition to the general risks set forth above, investments in common stocks are subject to the risk that in the event a company in which the Covered Call Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Covered Call Fund as a holder of common stock. It is possible that all assets of that company will be exhausted before any payments are made to the Covered Call Fund.

Rights and Warrants. The Covered Call Fund may invest in rights and warrants. A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock, and it is issued at a predetermined price in proportion to the number of shares already owned. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the current market. Warrants are options to purchase equity securities at a specific price for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Hence, warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The value of warrants is derived solely from capital appreciation of the underlying equity securities. Warrants differ from call options in that the underlying corporation issues warrants, whereas call options may be written by anyone.

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An investment in rights and warrants may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, although their value is influenced by the value of the underlying security, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

Investment Companies
The Covered Call Fund may invest in shares of other registered investment companies, including exchange-traded funds (“ETFs”), money market mutual funds and other mutual funds in pursuit of its investment objective, in accordance with the limitations established under the 1940 Act. This may include investments in money market mutual funds in connection with the Covered Call Fund’s management of daily cash positions. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Covered Call Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly will bear the Covered Call Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Covered Call Fund’s own operations.

Section 12(d)(1)(A) of the 1940 Act generally prohibits a fund from purchasing (1) more than 3% of the total outstanding voting stock of another fund; (2) securities of another fund having an aggregate value in excess of 5% of the value of the acquiring fund; and (3) securities of the other fund and all other funds having an aggregate value in excess of 10% of the value of the total assets of the acquiring fund. There are some exceptions, however, to these limitations pursuant to various rules promulgated by the SEC.

U.S. Government Securities
U.S. Government securities, which may be backed by the U.S. Department of the Treasury or the full faith and credit of the U.S., and may include U.S. Treasury bills, Treasury Inflation-Protected Securities, notes and bonds, are guaranteed only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. Certain U.S. Government agency securities are backed by the right of the issuer to borrow from the U.S. Department of the Treasury, or are supported only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer.

Foreign Investments
The Covered Call Fund may make investments in securities of non-U.S. issuers (“foreign securities”). The Covered Call Fund reserves the right to invest up to 25% of its net assets in Depositary Receipts (“DRs”), U.S. dollar-denominated securities, foreign securities and securities of companies incorporated outside the U.S.

Depositary Receipts. Depositary Receipts include ADRs. ADRs are receipts typically issued in connection with a U.S. or foreign bank or trust company which evidence ownership of underlying securities issued by a non-U.S. company.

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ADRs are depositary receipts for foreign securities denominated in U.S. dollars and traded on U.S. securities markets. These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. These are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institutions. Designed for use in U.S. securities markets, ADRs are alternatives to the purchase of the underlying securities in their national market and currencies. ADRs may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the depositary security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities.

Investments in foreign securities involve certain inherent risks, including the following:

Political and Economic Factors. Individual economies of certain countries may differ favorably or unfavorably from the United States’ economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position. The internal politics of certain foreign countries may not be as stable as those of the United States. Governments in certain foreign countries also continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners. Enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

Legal and Regulatory Matters. Certain foreign countries may have less supervision of securities markets, brokers and issuers of securities, and less financial information available to issuers, than is available in the United States.

Currency Fluctuations. A change in the value of any foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of an ADR’s underlying portfolio securities denominated in that currency. Such changes will affect the Covered Call Fund to the extent that the Covered Call Fund is invested in ADRs comprised of foreign securities.

Foreign Taxes. The interest and dividends payable to the Covered Call Fund on certain of the Covered Call Fund’s foreign securities may be subject to foreign taxes or withholding, thus reducing the net amount of income available for distribution to Covered Call Fund shareholders. The Covered Call Fund may not be eligible to pass through to its shareholders any tax credits or deductions with respect to such foreign taxes or withholding.

In considering whether to invest in the securities of a non-U.S. company, the Adviser considers such factors as the characteristics of the particular company, differences between economic trends and the performance of securities markets within the U.S. and those within other countries, and also factors relating to the general economic, governmental and social conditions of the country or countries where the company is located. The extent to which the Covered Call Fund will be invested in non-U.S. companies, foreign countries and depositary receipts will fluctuate from time to time within any limitations described in the Prospectus, depending on the Adviser’s assessment of prevailing market, economic and other conditions.

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Options on Securities
An option is a legal contract that gives the buyer (who then becomes the holder) the right to buy, in the case of a call, or sell, in the case of a put, a specified amount of the underlying security at the option exercise price at any time before the option expires. The buyer of a call obtains, in exchange for a premium that is paid to the seller, or “writer,” of the call, the right to purchase the underlying security. The buyer of a put obtains the right to sell the underlying security to the writer of the put, likewise in exchange for a premium. Options have standardized terms, including the exercise price and expiration time; listed options are traded on national securities exchanges that provide a secondary market in which holders or writers can close out their positions by offsetting sales and purchases. The premium paid to a writer is not a down payment; it is a nonrefundable payment from a buyer to a seller for the rights conveyed by the option. A premium has two components: the intrinsic value and the time value. The intrinsic value represents the difference between the current price of the securities and the exercise price at which the securities will be sold pursuant to the terms of the option, when the current stock price is above the exercise price. The time value is the sum of money investors are willing to pay for the option in the hope that, at some time before expiration, it will increase in value because of a change in the price of the underlying security.

Call Options on Securities. The Covered Call Fund may write covered call options. When the Covered Call Fund writes a call option, it receives a premium and agrees to sell the related investments to the purchaser of the call during the call period (usually not more than fifteen months) at a fixed exercise price (which may differ from the market price of the related investments) regardless of market price changes during the call period. If the call is exercised, the Covered Call Fund forgoes any gain from an increase in the market price over the exercise price. For a call to be “covered” (i) the Covered Call Fund must own the underlying security or have an absolute and immediate right to acquire that security without payment of additional cash consideration; or (ii) the Covered Call Fund must maintain cash or liquid securities adequate to purchase the security; or (iii) any combination of (i) or (ii).

Short-Term Investments. The Covered Call Fund may invest without limitation in any of the following short-term securities and instruments:

Money Market Mutual Funds. The Covered Call Fund may under certain circumstances invest a portion of its assets in money market funds. However, an investment in a money market mutual fund will involve payment by the Covered Call Fund of its pro rata share of advisory and other fees charged by such fund.

Bank Obligations. Obligations including bankers’ acceptances, commercial paper and other debt obligations of banks subject to regulation by the U.S. Government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks except as permitted below. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity.

Certificates of Deposit and Time Deposits. The Covered Call Fund may hold certificates of deposit and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. The Covered Call Fund may invest in Certificates of Deposit in amounts up to the $250,000 per bank Federal Deposit Insurance Corporation ("FDIC") limit.

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Commercial Paper and Short-Term Notes. The Covered Call Fund may invest a portion of its assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

Commercial paper and short-term notes will consist of issues rated at the time of purchase “A-2” or higher by Standard & Poor’s® Ratings Group, “Prime-1” or “Prime-2” by Moody’s Investors Service, Inc.©, or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Adviser to be of comparable quality. These rating symbols are described in Appendix A.

Other Short-Term Obligations. Debt securities initially issued with a remaining maturity of 397 days or less and that have a short-term rating within ratings categories of at least A-1 by S&P or P-1 by Moody’s.

Borrowing
Though the Covered Call Fund does not currently intend to borrow money, the Covered Call Fund is authorized to borrow money from time to time for temporary, extraordinary or emergency purposes or for clearance of transactions, and not for the purpose of leveraging its investments, in amounts not to exceed at any time 33-1/3% of the value of its total assets at the time of such borrowings, as allowed under the 1940 Act. The use of borrowing by the Covered Call Fund involves special risk considerations that may not be associated with other funds having similar objectives and policies. Since substantially all of the Covered Call Fund’s assets fluctuate in value, while the interest obligation resulting from a borrowing will be fixed by the terms of the Covered Call Fund’s agreement with its lender, the net asset value (“NAV”) per share of the Covered Call Fund will tend to increase more when its portfolio securities increase in value and to decrease more when its portfolio assets decrease in value than would otherwise be the case if the Covered Call Fund did not borrow. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, the Covered Call Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

Cyber Security Risk common to both Funds
Investment companies, such as the Funds, and its service providers may be subject to operational and information security risks resulting from cyber attacks. Cyber attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber attacks affecting the Funds or the Adviser, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Funds. For instance, cyber attacks may interfere with the processing of shareholder transactions, impact a Fund’s ability to calculate its net asset value, cause the release of private shareholder information or confidential company information, impede trading, subject the Funds to regulatory fines or financial losses, and cause reputational damage. The Funds may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuers of securities in which the Funds invest, which could result in material adverse consequences for such issuers, and may cause a Fund’s investment in such portfolio companies to lose value.

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STRATEGIC INCOME FUND INVESTMENT RESTRICTIONS

The Trust has adopted the following restrictions applicable to the Strategic Income Fund as fundamental policies, which may not be changed without the approval of the holders of a “majority,” as defined in the 1940 Act, of the shares of the Strategic Income Fund.  Under the 1940 Act, approval of the holders of a “majority” of the Strategic Income Fund’s outstanding voting securities means the favorable vote of the holders of the lesser of (i) 67% of its shares represented at a meeting at which more than 50% of its outstanding shares are represented or (ii) more than 50% of its outstanding shares.  If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values of assets will not constitute a violation of that restriction other than with respect to the Strategic Income Fund’s borrowing of money.

The Strategic Income Fund may not:

1.   Purchase the securities of any issuer if such purchase would cause more than 5% of the value of the Strategic Income Fund’s total assets to be invested in securities of any one issuer (except securities of the United States Government or any agency or instrumentality thereof or other registered investment companies), or more than 10% of the outstanding voting securities of any one issuer (except securities of the United States Government or any agency or instrumentality thereof or other registered investment companies); provided, however, that up to 50% of the value of the Strategic Income Fund’s total assets may be invested without regard to these limitations.

2.   Borrow money to an extent or in a manner not permitted under the 1940 Act. (For purposes of this investment restriction, the entry into reverse repurchase agreements shall constitute borrowing, but the entry into options, forward contracts, futures contracts, swap contracts, including those related to indices, covered dollar rolls, and various options on swaps and futures contracts shall not constitute borrowing.  As of the date of this SAI, the 1940 Act permits the Strategic Income Fund to borrow money so long as it maintains continuous asset coverage of at least 300% of all amounts borrowed.  A covered reverse repurchase agreement or a covered derivative transaction will not be considered to be subject to the 300% asset coverage requirement.  For purposes of this investment restriction, securities held in escrow or separate accounts in connection with the Strategic Income Fund’s investment practices are not considered to be a borrowing.  The aggregate value of the Strategic Income Fund’s outstanding borrowings, including reverse repurchase agreements that are not covered reverse repurchase agreements, may not exceed 33 1/3% of the value of the Strategic Income Fund’s total assets.

3.   Invest in real estate (although the Strategic Income Fund may purchase securities secured by real estate or interests therein, or securities issued by companies that invest in real estate or interests therein), commodities, commodities contracts or interests in oil, gas and/or mineral exploration or development programs, except that the Strategic Income Fund may invest in financial futures contracts, options thereon, and other similar instruments.

4.   Act as an underwriter or distributor of securities other than shares of the Strategic Income Fund, except to the extent that the Strategic Income Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), in the disposition of restricted securities.

5.   Invest in companies for the primary purpose of acquiring control or management thereof.

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6.   Purchase securities on margin.  However, the Strategic Income Fund may obtain such short term credits as may be necessary for the clearance of transactions and may make margin payments in connection with transactions in futures and options, and the Strategic Income Fund may borrow money to the extent and in the manner permitted by the 1940 Act, as provided in Investment Restriction No. 2.

7.   Sell securities short and write put and call options to an extent not permitted by the 1940 Act.  (As of the date of this SAI, the 1940 Act permits the Fund to sell securities short and write put and call options to the extent they are “covered” by a segregated account in accordance with procedures established by the Board of Trustees and applicable regulatory guidance.)

8.   Pledge, mortgage, hypothecate or otherwise encumber any of its assets, except to secure permitted borrowings and then in amounts not greater than the lesser of the dollar amounts borrowed or 33 1/3% of the value of the Fund’s total assets at the time of such borrowing.

9.   Concentrate 25% or more of the value of its total assets (taken at market value at the time of each investment) in securities issuers whose principal business activities are in the same industry, except that this restriction does not apply to obligations issued by the U.S. government, its agencies and instrumentalities or government-sponsored enterprises.

10.   Make loans, except that this restriction shall not prohibit (a) the purchase and holding of a portion of an issue of publicly distributed debt securities or any other type of debt obligation and securities of a type normally acquired by institutional investors, including, without limitation, corporate loans including collateralized and uncollateralized fixed and floating rate adjustable loans, and (2) the lending of the Strategic Income Fund’s portfolio securities.

11.   Issue senior securities to an extent not permitted under the 1940 Act.  (As of the date of this SAI, the 1940 Act permits the Strategic Income Fund to borrow money from banks provided that it maintains continuous asset coverage of at least 300% of all amounts borrowed.  For purposes of this investment restriction, entry into the following transactions shall not constitute senior securities to the extent the Strategic Income Fund covers the transaction or maintains sufficient liquid assets in accordance with applicable requirements: when-issued securities transactions, forward roll transactions, short sales, forward commitments, futures contracts and reverse repurchase agreements.  In addition, hedging transactions in which the Strategic Income Fund may engage and similar investment strategies are not treated as senior securities for purposes of this investment restriction.)

Strategic Income Fund’s Non-Fundamental Investment Policies
The Strategic Income Fund has adopted certain other investment restrictions which are not fundamental policies and which may be changed by the Trust’s Board of Trustees without shareholder approval.  Any changes in these non-fundamental investment restrictions made by the Board of Trustees will be communicated to shareholders prior to their implementation.  The non-fundamental investment restrictions are as follows:

1.   The Strategic Income Fund will not invest more than 15% of the value of its net assets in illiquid securities.  If, after the time of acquisition, events cause the above-mentioned limit to be exceeded, the Strategic Income Fund will take steps to reduce the aggregate amount of illiquid securities as soon as reasonably practicable in accordance with SEC and SEC staff guidance.

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2.   The Strategic Income Fund will not purchase the securities of other investment companies except:  (a) as part of a plan of merger, consolidation or reorganization approved by the shareholders of the Strategic Income Fund; (b) securities of registered open-end investment companies; or (c) securities of registered closed-end investment companies on the open market where no commission results, other than the usual and customary broker’s commission.  Subject to the exception provided by Section 12(d)(1)(F) of the 1940 Act, no purchases described in (b) and (c) will be made if as a result of such purchases (i) the Strategic Income Fund and its affiliated persons would hold more than 3% of any class of securities, including voting securities, of any registered investment company (the “3% Limitation”); (ii) more than 5% of the Strategic Income Fund’s net assets would be invested in shares of any one registered investment company (the “5% Limitation”); and (iii) more than 10% of the Strategic Income Fund’s net assets would be invested in shares of registered investment companies (the “10% Limitation”).  Under Section 12(d)(1)(F) of the 1940 Act, the Strategic Income Fund may invest in other investment companies (including exchange traded fund (ETF) or other mutual funds) in excess of the 5% Limitation and the 10% Limitation, but must still comply with the 3% Limitation.  Section 12(d)(1)(F) of the 1940 Act is available if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by the Strategic Income Fund and all affiliated persons of the Strategic Income Fund; and (ii) the Strategic Income Fund has not offered or sold after January 1, 1971, and is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than 1½% percent.  An investment company that issues shares to the Strategic Income Fund pursuant to paragraph 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days.  The Strategic Income Fund (or Ziegler Capital Management, LLC (the “Adviser”) acting as investment adviser on behalf of the Strategic Income Fund) must comply with the following voting restrictions:  when the Strategic Income Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Strategic Income Fund, the Strategic Income Fund will either seek instruction from the Strategic Income Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Strategic Income Fund in the same proportion as the vote of all other holders of such security.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values of assets will not constitute a violation of that restriction other than with respect to the Strategic Income Fund’s investments in illiquid securities.

The Strategic Income Fund’s investment objective is a non-fundamental policy and may be changed by the Trust’s Board of Trustees without shareholder approval.  If the Board of Trustees of the Trust determines to change the investment objective for the Strategic Income Fund, the Strategic Income Fund will provide 60 days prior written notice to the shareholders before implementing the change of investment objective.

In normal market conditions, at least 80% of the Strategic Income Fund’s net assets (plus any borrowings for investment purposes) will be invested in debt securities consisting of corporate bonds and debentures, U.S. government securities, agency and non-agency mortgage backed securities, securities of mortgage real estate investment trusts, securities of closed-end funds and exchange-traded funds that invest primarily in fixed income securities, and preferred securities that the Adviser believes have debt-like characteristics.  This policy may be changed only by the Board of Trustees upon the provision of at least 60 days prior written notice to the Fund’s shareholders.

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COVERED CALL FUND INVESTMENT RESTRICTIONS

The Trust on behalf of the Covered Call Fund has adopted the following restrictions as fundamental policies, which may not be changed without the affirmative vote of the holders of a “majority of a Fund’s outstanding voting securities” as defined in the 1940 Act. Under the 1940 Act, the “vote of the holders of a majority of the outstanding voting securities” means the vote of the holders of the lesser of (i) 67% of the shares of a Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (ii) more than 50% of the outstanding shares of a Fund.

The Covered Call Fund’s fundamental policies are as follows:

1.   The Covered Call Fund is a “diversified company” as defined by the 1940 Act.

2.   The Covered Call Fund may not borrow money except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

3.   The Covered Call Fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

4.   The Covered Call Fund may lend money or other assets to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

5.   The Covered Call Fund may not issue senior securities except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

6.   The Covered Call Fund may not purchase or sell real estate except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

7.   The Covered Call Fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

8.   The Covered Call Fund may not invest more than 25% of the market value of its total assets in the securities of companies engaged in any one industry. (Does not apply to investments in the securities of other investment companies or securities of the U.S. Government, its agencies or instrumentalities.)

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Covered Call Fund Additional Information about the Fundamental Investment Policies
The following provides additional information about the Covered Call Fund’s fundamental investment policies. This information does not form part of the Covered Call Fund’s fundamental investment policies.

With respect to the fundamental policy relating to borrowing money set forth in (2) above, the 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes. To limit the risks attendant to borrowing, the 1940 Act requires a fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Borrowing money to increase a fund’s investment portfolio is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of a fund’s shares to be more volatile than if the fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of a fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, a fund may have to sell securities at a time and at a price that is unfavorable to the fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate a fund’s net investment income in any given period. The policy in (2) above will be interpreted to permit the Fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Reverse repurchase agreements may be considered to be a type of borrowing. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy. Such trading practices may include futures, options on futures, forward contracts and other derivative investments.

With respect to the fundamental policy relating to underwriting set forth in (3) above, the 1940 Act does not prohibit a fund from engaging in the underwriting business or from underwriting the securities of other issuers. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the Securities Act of 1933, as amended (the “1933 Act”). Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a fund investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause a fund to be engaged in the business of underwriting, the policy in (3) above will be interpreted not to prevent the Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act.

With respect to the fundamental policy relating to lending set forth in (4) above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) While lending securities may be a source of income to a fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the Adviser believes the income justifies the attendant risks. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

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With respect to the fundamental policy relating to issuing senior securities set forth in (5) above, “senior securities” are defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits a fund from issuing senior securities except that the fund may borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose. A fund also may borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. A fund also may issue preferred shares in accordance with the 1940 Act. The issuance of senior securities by a fund can increase the speculative character of the fund’s outstanding shares through leveraging. Leveraging of a fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the fund’s net assets remain the same, the total risk to investors is increased. Certain widely used investment practices that involve a commitment by a fund to deliver money or securities in the future are not considered by the SEC to be senior securities, provided that a fund segregates cash or liquid securities in an amount necessary to pay the obligation or the fund holds an offsetting commitment from another party. These investment practices include repurchase and reverse repurchase agreements, swaps, dollar rolls, options, futures and forward contracts. The policy in (5) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

With respect to the fundamental policy relating to real estate set forth in (6) above, the 1940 Act does not prohibit a fund from owning real estate. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. The policy in (6) above will be interpreted not to prevent the Fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

With respect to the fundamental policy relating to commodities set forth in (7) above, the 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). If a fund were to invest in a physical commodity or a physical commodity-related instrument, the fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The policy in (7) above will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities.

With respect to the fundamental policy relating to concentration set forth in (8) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The policy in (8) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. The policy also will be interpreted to give broad authority to the Fund as to how to classify issuers within or among industries. When identifying industries for purposes of its concentration policy, the Funds may rely upon available industry classifications. The Fund will consider both the borrower and the institution selling a loan participation as an issuer for purposes of the Fund’s concentration policy.

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The Covered Call Fund’s fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

Covered Call Fund Non-Fundamental Investment Policies
The Covered Call Fund observes the following policies, which are not deemed fundamental and which may be changed without shareholder vote. The Covered Call Fund may not:

1.   Invest in any issuer for purposes of exercising control or management.

2.   Hold, in the aggregate, more than 15% of its net assets in illiquid securities.

3.   Without providing shareholders 60 days prior notice, change its policy of investing in a portfolio of equity securities and writing (selling) call options on at least 80% of the Fund’s total assets.

4.   Write (sell) "naked" call options (i.e., options on more equity securities than are held in the Fund's portfolio).

PORTFOLIO TURNOVER

The Strategic Income Fund will engage in short-term trading, which will likely result in the Strategic Income Fund’s portfolio turnover exceeding 100% per year.  This will produce higher transaction costs (such as brokerage commissions or markups or markdowns), which the Strategic Income Fund must pay, and will increase realized gains (or losses) to investors, which may lower the Strategic Income Fund’s after-tax performance.  For the fiscal year ended September 30, 2014, the Strategic Income Fund’s portfolio turnover rate was 96% of the average value of its portfolio.  During the most recent fiscal year ended September 30, 2015, the Strategic Income Fund’s portfolio turnover rate was 107% of the average value of its portfolio.

Although the Covered Call Fund generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Adviser, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in the Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and generally reflects a greater number of taxable transactions. High portfolio turnover may result in larger amounts of short-term capital gains which, when distributed to shareholders, are generally taxed at ordinary income tax rates. As the Covered Call Fund commenced operations after September 30, 2015, portfolio turnover information is not yet available.

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DISCLOSURE OF PORTFOLIO HOLDINGS

The Funds maintain portfolio holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Fund. These portfolio holdings disclosure policies have been approved by the Board. Disclosure of the Fund’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the annual report and semi-annual report to Fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.

Pursuant to the Trust’s portfolio holdings disclosure policies, non-public information about a Fund’s portfolio holdings generally is not distributed to any person, unless by explicit agreement or by virtue of their respective duties to a Fund, such persons are subject to a duty to maintain the confidentiality of the information disclosed, including a duty not to trade on non-public information.  Examples of disclosure by the Trust include instances in which:

▪	The disclosure is required pursuant to a regulatory request, court order or is legally required in the context of other legal proceedings;

▪	The disclosure is made to a mutual fund rating and/or ranking organization, or person performing similar functions;

▪
The disclosure is made to internal parties involved in the investment process, administration, operation or custody of a Fund, including, but not limited to the Funds’ administrator, U.S. Bancorp Fund Services, LLC (“USBFS”) and the Trust’s Board, attorneys, auditors or accountants;

▪	The disclosure is made: (a) in connection with a quarterly, semi-annual or annual report that is available to the public; or (b) relates to information that is otherwise available to the public; or

▪	The disclosure is made with the prior written approval of either the Trust’s Chief Compliance Officer or his or her designee.

Certain of the persons listed above receive information about a Fund’s portfolio holdings on an ongoing basis without lag as part of the normal investment activities of the Funds. The Funds believe that these third parties have legitimate objectives in requesting such portfolio holdings information and operate in the best interest of the Funds’ shareholders. These persons include internal parties involved in the investment process, administration, operation or custody of the Fund, specifically: USBFS; the Trust’s Board; and the Trust’s attorneys and accountants (currently, Morgan, Lewis & Bockius LLP and BBD, LLP, respectively), all of which typically receive such information after it is generated.

Any disclosures to additional parties not described above is made with the prior written approval of either the Trust’s Chief Compliance Officer or his or her designee, pursuant to the Trust’s Policy on Disclosure of Portfolio Holdings.

The Chief Compliance Officer or designated officer of the Trust will approve the furnishing of non-public portfolio holdings to a third party only if they consider the furnishing of such information to be in the best interest of a Fund and its shareholders and if no material conflict of interest exists regarding such disclosure between shareholders interest and those of the Adviser, Distributor or any affiliated person of the Fund. However, the Strategic Income Fund will not provide this information until such information is at least 15 days old, after which time the disclosure of such non-public portfolio holdings should not be problematic. No consideration may be received by the Funds, the Adviser, any affiliate of the Adviser or their employees in connection with the disclosure of portfolio holdings information. The Board receives and reviews annually a list of the persons who receive non-public portfolio holdings information and the purpose for which it is furnished.

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MANAGEMENT

The overall management of the Trust’s business and affairs is invested with its Board. The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Adviser, Administrator, Custodian and Transfer Agent, each as defined below. The day-to-day operations of the Trust are delegated to its officers, subject to a Fund’s investment objective, strategies and policies and to the general supervision of the Board. The Trustees and officers of the Trust, their ages, birth dates, and positions with the Trust, terms of office with the Trust and length of time served, their business addresses and principal occupations during the past five years and other directorships held are set forth in the table below.

Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships(3) Held During Past 5 Years by Trustee
Non-Interested Trustees(4)
John Chrystal 615 E. Michigan Street Milwaukee, WI 53202 Age: 57	Trustee	Since 2011	Founder and Managing Partner of Bent Gate Advisors, LLC, (2009 to 2013), a consulting firm that provided strategic advice and assistance to financial institutions. Previously a Partner at DiMaio Ahmad Capital, an investment management firm.	2	Javelin Mortgage Investments, Inc. and The Bancorp, Inc.
Albert J. DiUlio, S.J. 615 E. Michigan Street Milwaukee, WI 53202 Age: 72	Trustee	Since 2011	Treasurer, Midwest Province of The Society of Jesus (2014 to present); President, Vatican Observatory Foundation (2011 – 2014). Previously, served five years as Secretary for Finance and Higher Education USA Jesuit Conference.	2	None

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Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships(3) Held During Past 5 Years by Trustee
David S. Krause 615 E. Michigan Street Milwaukee, WI 53202 Age: 61	Trustee	Since 2011	Director of the Applied Investment Management program and Adjunct Assistant Professor of Finance at Marquette University (2004 to present).	2	None
Harry E. Resis 615 E. Michigan Street Milwaukee, WI 53202 Age: 70	Trustee	Since 2012	Private investor. Previously served as Director of US Fixed Income for Henderson Global Investors.	2	None
Interested Trustee(5)
Ian Martin 615 E. Michigan Street Milwaukee, WI 53202 Age: 47	Trustee and Chairman	Trustee Since 2013 Chairman Since 2015	Executive Vice President, U.S. Bancorp Fund Services, LLC (2003 to present)	2	None

Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers
Christopher E. Kashmerick 615 E. Michigan Street Milwaukee, WI 53202 Age: 41	President and Principal Executive Officer	Since 2014	Vice President, U.S. Bancorp Fund Services, LLC, (2011 – present); Vice President, Huntington Asset Services (2008 – 2011)
Steven J. Jensen 615 E. Michigan Street Milwaukee, WI 53202 Age: 58	Vice President, Chief Compliance Officer and AML Officer	Since 2014	Vice President, U.S. Bancorp Fund Services, LLC, (2011 to present); Field Finance Manager, Johnson Controls, Inc. (2008-2011).

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Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years
Russell B. Simon 615 E. Michigan Street Milwaukee, WI 53202 Age: 35	Treasurer and Principal Financial Officer	Since 2014	Vice President, U.S. Bancorp Fund Services, LLC, (2011 – present); Senior Fund Administrator, Huntington Asset Services (2002 – 2011)
Eric W. Pinciss, Esq. 615 E. Michigan Street Milwaukee, WI 53202 Age: 40	Secretary	Since 2015	Vice President, U.S. Bancorp Fund Services, LLC (January 2012 to present); Contract Attorney, various law firms (2009-2012).

(1)	Each Trustee serves an indefinite term until the election of a successor. Each officer serves an indefinite term until the electionof a successor.
(2)
The Trust is comprised of numerous series managed by unaffiliated investment advisers. The term “Fund Complex” applies to the Fund and the Ziegler Strategic Income Fund (offered in a separate Prospectus and SAI) (together, the “Ziegler Funds”). The Ziegler Funds do not hold themselves out as related to any other series within the Trust for purposes of investment and investor services, nor do they share the same investment advisor with any other series.

(3)
“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under theSecurities Exchange Act of 1934, as amended, (that is, “public companies”) or other investment companies registered underthe 1940 Act.

(4)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(5)
Mr. Martin is an “interested person” of the Trust as defined by the 1940 Act. Mr. Martin is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Trust’s distributor.

Additional Information Concerning Our Board of Trustees

Board Leadership Structure
The Board has general oversight responsibility with respect to the operation of the Trust and the Funds. The Board has engaged the Adviser to manage the Funds and is responsible for overseeing the Adviser and other service providers to the Trust and the Funds in accordance with the provisions of the 1940 Act and other applicable laws. The Board has established an Audit Committee to assist the Board in performing its oversight responsibilities.

Given the fact there is only a small number of funds in the Trust, the Trust does not have a lead disinterested trustee. The Chairman of the Board is an “interested person” of the Trust as defined by the 1940 Act. The Trust has determined that its leadership structure is appropriate in light of, among other factors, the asset size and nature of the Trust, the arrangements for the conduct of the Trust’s operations, the number of Trustees, and the responsibilities of the Board.

Board Oversight of Risk
Through its direct oversight role, and indirectly through the Audit Committee, and officers of the Funds and service providers, the Board performs a risk oversight function for the Funds. To effectively perform its risk oversight function, the Board, among other things, performs the following activities: receives and reviews reports related to the performance and operations of the Funds; reviews and approves, as applicable, the compliance policies and procedures of the Funds; approves the Funds’ principal investment policies; adopts policies and procedures designed to deter market timing; meets with representatives of various service providers, including the Advisor, to review and discuss the activities of the Funds and to provide direction with respect thereto; and appoints a chief compliance officer of the Funds who oversees the implementation and testing of the Funds’ compliance program and reports to the Board regarding compliance matters for the Funds and its service providers.

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The Trust has an Audit Committee, which plays a significant role in the risk oversight of the Funds as it meets annually with the auditors of the Funds. The Board also meets quarterly with the Funds’ chief compliance officer.

Not all risks that may affect the Funds can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Adviser or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Funds’ goals. As a result of the foregoing and other factors, the Funds’ ability to manage risk is subject to substantial limitations.

Trust Committees. The Trust has three standing committees: the Audit Committee, which also serves as the Qualified Legal Compliance Committee (“QLCC”), the Governance and Nominating Committee (the “Nominating Committee”), and the Valuation Committee.

The members of the Audit Committee are Messrs. Chrystal, DiUlio, Krause and Resis each of whom is an Independent Trustee. The primary functions of the Audit Committee are to select the independent registered public accounting firm to be retained to perform the annual audit of the Funds, to review the results of the audit, to review the Fund’s internal controls, to approve in advance all permissible non-audit services performed by the independent auditors and to review certain other matters relating to the Funds’ independent registered public accounting firm and financial records. In its role as the QLCC, its function is to receive reports from an attorney retained by the Trust of evidence of a material violation by the Trust or by any officer, director, employee or agent of the Trust.

The Nominating Committee, comprised entirely of the Independent Trustees, is responsible for seeking and reviewing candidates for consideration as nominees for Trustees and meets only as necessary. The Nominating Committee will consider nominees nominated by shareholders. Recommendations by shareholders for consideration by the Nominating Committee should be sent to the President of the Trust in writing together with the appropriate biographical information concerning each such proposed Nominee, and such recommendation must comply with the notice provisions set forth in the Trust By-Laws. In general, to comply with such procedures, such nominations, together with all required biographical information, must be delivered to and received by the President of the Trust at the principal executive offices of the Trust not later than 120 days and no more than 150 days prior to the shareholder meeting at which any such nominee would be voted on.

The Board has delegated day-to-day valuation issues to a Valuation Committee that is comprised of the Trust’s President, Treasurer and Assistant Treasurer and is overseen by the Trustees. The function of the Valuation Committee is to review and oversee each Adviser’s valuation of securities held by any series of the Trust for which current and reliable market quotations are not readily available. Such securities are valued at their respective fair values as determined in good faith by the Valuation Committee, and the actions of the Valuation Committee are subsequently reviewed and ratified by the Board.

Board Oversight of Risk Management. As part of its oversight function, the Board receives and reviews various risk management reports and assessments and discusses these matters with appropriate management and other personnel. Because risk management is a broad concept comprised of many elements (such as, for example, investment risk, issuer and counterparty risk, compliance risk, operational risks, business continuity risks, etc.) the oversight of different types of risks is handled in different ways. For example, the Audit Committee meets regularly with the Chief Compliance Officer to discuss compliance and operational risks. The Audit Committee also meets with the Treasurer and the Trust’s independent public accounting firm to discuss, among other things, the internal control structure of the Trust’s financial reporting function. The full Board receives reports from the Adviser and portfolio managers as to investment risks as well as other risks that may be also discussed in Audit Committee.

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Information about Each Trustee’s Qualification, Experience, Attributes or Skills. In addition to the information provided in the table above, below is certain additional information concerning each particular Trustee and certain of their Trustee Attributes. The information provided below, and in the table above, is not all-inclusive. Many Trustee attributes involve intangible elements, such as intelligence, integrity, work ethic, the ability to work together, the ability to communicate effectively, the ability to exercise judgment, the ability to ask incisive questions, and commitment to shareholder interests. In conducting its annual self-assessment, the Board has determined that the Trustees have the appropriate attributes and experience to continue to serve effectively as Trustees of the Trust.

John Chrystal’s experience as a partner of an investment management firm, and his experience as a partner of a consulting firm advising financial institution, has provided him with an extensive knowledge of the highly regulated financial services industry, which knowledge he brings to the Board in a relatable, effective way.

Albert J. DiUlio, S.J.’s financing background, combined with his work experience, have provided him with a strong understanding of financial statements and experience addressing the complex issues that confront entities. As a trustee, Mr. DiUlio uses his financial background and experiences to enhance Board discussions with useful information and insights.

David S. Krause’s experience co-founding small businesses and as a professor in a graduate management program has honed his understanding of financial statements and the complex issues that confront businesses, making him a valuable resource to the Board.

Harry Resis’ background in fixed income securities analysis, with an emphasis on high yield securities, provides him with a practical knowledge of the underlying markets and strategies used by Funds in the Trust that will be useful to the Board in their analysis and oversight of the Funds.

Ian Martin has substantial mutual fund operations and shareholder servicing experience through his position as Executive Vice President and Director of Transfer Agent Operations of U.S. Bancorp Fund Services, LLC, a full service provider to mutual funds, which makes him a valuable resource to the Board as they contemplate shareholder servicing needs.

Each of Messrs. Chrystal, DiUlio, Krause, Resis and Martin takes a conservative and thoughtful approach to addressing issues facing the Fund. The combination of skills and attributes discussed above led to the conclusion that each of Messrs. Chrystal, DiUlio, Krause, Resis and Martin should serve as a trustee.

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Compensation
The Trust will pay each non-interested trustee an annual retainer of $20,000 and a fee of $1,000 for each meeting of the Board of Trustees attended, including special meetings.  The Trust may reimburse trustees for travel expenses incurred in order to attend meetings.  The Trust does not provide pension or retirement benefits to its Trustees and officers.  The compensation paid by the Trust to each trustee for the fiscal year ending September 30, 2015 was as follows:

	Aggregate Compensation from the Ziegler Strategic Income Fund	Estimated Aggregate Compensation from the Ziegler FAMCO Covered Call Fund(1)	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund Complex Paid to Trustees(2)
Name of Non- Interested Trustee
John Chrystal	$2,629	$8,000	None	None	$2,629
Albert J. DiUlio, S.J.	$2,629	$8,000	None	None	$2,629
David S. Krause	$2,629	$8,000	None	None	$2,629
Harry Resis	$2,629	$8,000	None	None	$2,629
Name of Interested Trustee
Ian Martin	$0	$0	None	None	$0

(1)	Estimate for the Fund’s fiscal year ending September 30, 2016.
(2)
There are currently numerous portfolios comprising the Trust. The term “Fund Complex” applies only to the Ziegler Funds. For the fiscal year ending September 30, 2015, Trustees’ fees were in the amount of $96,000.

Trustee Ownership of Fund Shares and Other Interests
As of December 31, 2015, neither the Independent Trustees nor members of their immediate family, own securities beneficially or of record in the Adviser, the Distributor, as defined below, or an affiliate of the Adviser or Distributor. Accordingly, neither the Independent Trustees nor members of their immediate family, have direct or indirect interest, the value of which exceeds $120,000, in the Adviser, the Distributor or any of their affiliates. In addition, during the  two most recently completed calendar years, neither the Independent Trustees nor members of their immediate families have conducted any transactions (or series of transactions) in which the amount involved exceeds $120,000 and to which the Adviser, the Distributor or any affiliate thereof was a party.

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The following table sets forth the dollar range of equity securities of each Ziegler Fund beneficially owned by each Trustee as of December 31, 2015, using the following ranges:  None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000, or Over $1,000,000.

Name	Dollar Range of Equity Securities in the Strategic Income Fund	Dollar Range of Equity Securities in the FAMCO Covered Call Fund
Non-Interested Trustees
John Chrystal	None	None
Albert J. DiUlio, S.J.	None	None
David S. Krause	$1 - $10,000	None
Harry E. Resis	None	None
Interested Trustee
Ian Martin	None	None

PROXY VOTING POLICY

Information on how a Fund voted proxies relating to its portfolio securities during the most recent twelve-month period ended June 30 is available without charge by calling 1-877-568-7633 or by accessing the website of the Securities and Exchange Commission at http://www.sec.gov.

The Trust has delegated proxy voting decisions on securities held in the Funds’ portfolio to the Adviser.  The Adviser has adopted a Statement of Proxy Voting Policies and Procedures (the “Proxy Voting Policies”) that sets forth its proxy voting policies and procedures.  The Adviser’s proxy voting process is dynamic and subject to periodic review, and, in its discretion, the Adviser may revise the Proxy Voting Policies in response to its review.  The primary objective of the Adviser is to vote proxies in the manner that it believes will do the most to maximize the value of the Funds’ investments.  One of the primary factors the Adviser considers when determining the desirability of investing in a particular company is the quality and depth of the company’s management.  Accordingly, a major factor that the Adviser considers in determining how proxies should be voted is the recommendation of management on any issue.  As a matter of practice the Adviser will vote in accordance with Egan Jones’ proxy policy on most, but not all, votes.  The Adviser considers each issue on its own merits and will not support the position of a company’s management in any situation where it determines that the ratification of management position would adversely affect the investment merits of owning the company’s shares.  The Adviser will exercise its voting responsibilities in a manner that is consistent with the general antifraud provisions of the 1940 Act, as well as the Adviser’s fiduciary duties under the federal and state law to act in the best interests of the Funds.

If the Adviser determines that voting a particular proxy would create a conflict of interest between the interests of a Fund and its shareholders on the one hand and the interests of the Adviser, the Funds’ distributor or any affiliate of the Funds, the Adviser or the Funds’ distributor on the other hand, then the Adviser will take one or some of the following steps (in its sole discretion): (i) inform the Fund of the conflict and the Adviser’s voting decision; (ii) discuss the proxy vote with the Fund; (iii) fully disclose the material facts regarding the conflict and seek the Fund’s consent to vote the proxy as intended; and/or (iv) seek the recommendations of an independent third party.  Whenever the Adviser determines there is a potential for a material conflict of interest, the Adviser will document which step or steps it took to ensure the proxy vote or abstention was in the best interest of the Fund and not the product of any material conflict.

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CODES OF ETHICS

The Trust, the Adviser and the Distributor, as defined below, have each adopted separate Codes of Ethics under Rule 17j-1 of the 1940 Act. These Codes permit, subject to certain conditions, access persons of the Adviser and Distributor to invest in securities that may be purchased or held by the Funds.

CONTROL PERSONS AND PRINCIPAL SECURITIES HOLDERS

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of a Fund.  A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control.  Shareholders with a controlling interest could affect the outcome of voting or the direction of management of that Fund.

As of January 11, 2016, the following shareholders were considered to be either a control person or principal shareholder of the Strategic Income Fund.

Strategic Income Fund – Institutional Class

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
National Financial Services, LLC FBO our customers 499 Washington Blvd, Floor 4 Jersey City, NJ 07310-2010	Fidelity Global Brokerage Group, Inc	DE	57.00%	Record
U.S. Bank National Association FBO Beaver Dam Community Hospital, Inc PO Box 1787 Milwaukee, WI 53201-1787	N/A	N/A	13.24%	Record
State Street Bank & Trust Company FBO Hallmark Cards Inc Master Trust 444 S Flower Street, Floor 45 Los Angeles, CA 90071-2947	N/A	N/A	12.66%	Record
Bank of New York Mellon Trust Company 10161 Centurion Parkway Jacksonville, FL 32256-0523	N/A	N/A	9.12%	Record

As of December 31, 2015, the Trustees and officers of the Trust as a group owned of record and beneficially less than 1% of the outstanding Institutional Class shares of the Strategic Income Fund.

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As of January 11, 2016, the following shareholders were considered to be either a control person or principal shareholder of the Covered Call Fund.

Covered Call Fund – Class A

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Stifel Venture Corporation 501 N Broadway Saint Louise, MO 63102-2131	Stifel Financial Corporation	MO	95.35%	Record

Covered Call Fund – Class C

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Stifel Venture Corporation 501 N Broadway Saint Louise, MO 63102-2131	Stifel Financial Corporation	MO	54.92%	Record
Stifel Nicolaus and Company 501 N Broadway Saint Louise, MO 63102-2131	N/A	MO	45.08%	Record

Covered Call Fund – Institutional Class

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Stifel Venture Corporation 501 N Broadway Saint Louise, MO 63102-2131	Stifel Financial Corporation	MO	100%	Record

As of December 31, 2015, the Trustees and officers of the Trust as a group owned of record and beneficially less than 1% of any class of the Covered Call Fund’s outstanding shares.

INVESTMENT ADVISER

Ziegler Capital Management, LLC, 70 West Madison Street, 24th Floor, Chicago, Illinois 60602-4109 acts as investment adviser to the Funds pursuant to an investment advisory agreement (the “Advisory Agreement”) with the Trust. The Adviser is a Wisconsin limited liability company and a registered investment adviser whose principal offices are located at 70 West Madison Street, 24th Floor, Chicago, Illinois  60602.  The name and principal occupation of the principal executive officers of the Adviser are listed below (the address of each is c/o Ziegler Capital Management, LLC, 70 West Madison Street, 24th Floor, Chicago, Illinois  60602):

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Name and Office	Office
Scott Roberts* President and Chief Executive Officer	President and Chief Executive Officer of the Adviser
Paula Horn* Managing Director and Chief Investment Officer	Managing Director and Chief Investment Officer of the Adviser
Allison J. Brink* Managing Director and Director of Marketing	Managing Director and Director of Marketing of the Adviser
Margaret M. Baer* Managing Director and Chief Administrative & Operating Officer	Managing Director and Chief Administrative & Operating Officer of the Adviser
Elizabeth A. Watkins* Managing Director, Chief Compliance Officer	Managing Director, Chief Compliance Officer of the Adviser
Renée M. Ansbro, Chief Financial Officer	Chief Financial Officer of the Adviser
Michael C. Chien*	Chief Legal Officer of the Adviser
*Control person of the Adviser

The benefits derived by the Adviser from soft dollar arrangements are described under the caption “Portfolio Transactions and Brokerage.”  None of the non-interested Trustees, or any members of their immediate family, own shares of the Adviser or companies, other than registered investment companies, controlled by or under common control with the Adviser.

Under the investment advisory agreement for the Funds (the “Advisory Agreement”), the Adviser, at its own expense and without reimbursement from the Funds, furnishes office space and all necessary office facilities, equipment and executive personnel for making the investment decisions necessary for managing the Funds and maintaining its organization, pays the salaries and fees of all officers and Trustees of the Trust (except the fees paid to non-interested Trustees) and bears all sales and promotional expenses of the Funds, other than distribution expenses paid by the Funds pursuant to the Funds Service and Distribution Plan, if any.  In consideration of the services to be provided by the Adviser pursuant to the Advisory Agreement, the Adviser is entitled to receive from the Strategic Income Fund an investment advisory fee computed daily and payable monthly, based on a rate equal to 0.65% of the Strategic Income Fund’s average daily net assets and 0.80% of the Covered Call Fund average daily net assets.

In addition to the management fees payable to the Adviser, the Funds are responsible for their own operating expenses, including: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Trust for the benefit of the Funds including all fees and expenses of its custodian and accounting services agent; interest charges on any borrowings; costs and expenses of pricing and calculating its daily NAV per share and of maintaining its books of account required under the 1940 Act; taxes, if any; a pro rata portion of expenditures in connection with meetings of the Funds’ shareholders and the Trust’s Board that are properly payable by the Funds; salaries and expenses of officers and fees and expenses of members of the Board or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Adviser or Administrator; insurance premiums on property or personnel of the Funds which inure to their benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, prospectuses and the statement of additional information of the Funds or other communications for distribution to existing shareholders; legal counsel, auditing and accounting fees; trade association membership dues (including membership dues in the Investment Company Institute allocable to the Funds); fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale under federal and applicable state and foreign securities laws; all expenses of maintaining shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Funds, if any; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses, except as otherwise prescribed in the Advisory Agreement.

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Though the Funds are responsible for its own operating expenses, the Adviser has contractually agreed to waive a portion or all of the management fees payable to it by the Funds and/or to pay the Funds operating expenses to the extent necessary to limit the Funds’ aggregate annual operating expenses (excluding acquired fund fees and expenses, interest, taxes and extraordinary expenses) to the limits set forth in the respective Annual Fund Operating Expenses table of the Prospectus. Any such waivers made by the Adviser in its management fees or payment of expenses which are a Fund’s obligation are subject to recoupment by the Adviser from a Fund, if so requested by the Adviser, in subsequent fiscal years if the aggregate amount actually paid by a Fund toward the operating expenses for such fiscal year (taking into account the recoupment) does not exceed the applicable limitation on Fund expenses. The Adviser is permitted to recoup only for management fee waivers and expense payments made in the previous three fiscal years. Any such recoupment is also contingent upon the Board’s subsequent review and ratification of the recouped amounts. Such recoupment may not be paid prior to a Fund’s payment of current ordinary operating expenses.

Reimbursement of expenses in excess of the applicable limitation will be made on a regular basis and will be paid to the Strategic Income Fund by reduction of the Adviser’s fee, subject to later adjustment during the remainder of the Strategic Income Fund’s fiscal year.  The Adviser may from time to time, at its sole discretion, reimburse the Strategic Income Fund for expenses incurred in addition to the reimbursement of expenses in excess of applicable limitations.  The Strategic Income Fund monitors its expense ratio at least on a monthly basis.  If the accrued amount of the expenses of the Strategic Income Fund exceeds the expense limitation, the Strategic Income Fund creates a receivable from the Adviser for the amount of such excess.  In such a situation the monthly payment of the Adviser’s fee will be reduced by the amount of such excess, subject to adjustment month by month during the balance of the Strategic Income Fund’s fiscal year if accrued expenses thereafter fall below this limit.

The Advisory Agreement continues in effect for an initial term of two years, and thereafter continues as long as its continuance is specifically approved at least annually, by (i) the Board of Trustees of the Trust, or by the vote of a majority (as defined in the 1940 Act) of the outstanding shares of a Fund, and (ii) by the vote of a majority of the Trustees of the Trust who are not parties to the Advisory Agreement or interested persons of the Adviser, cast in person at a meeting called for the purpose of voting on such approval.  The Advisory Agreement provides that it may be terminated at any time without the payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of a Fund’s shareholders, on sixty (60) calendar days written notice to the Adviser, and by the Adviser on the same notice to the Trust and that it shall be automatically terminated if it is assigned.

The Advisory Agreement provides that the Adviser shall not be liable to the Funds or their shareholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties.  The Advisory Agreement also provides that the Adviser may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render investment advisory services to others.

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The following tables describe the advisory fees paid to the Adviser by the Funds during the periods indicated.

Strategic Income Fund	Advisory Fee Accrued	Fee Waiver and Expense Reimbursement	Net Advisory Fees Paid
Fiscal year ended September 30, 2013	$232,441	$294,334	$0
Fiscal year ended September 30, 2014	$341,185	$146,694	$194,491
Fiscal year ended September 30, 2015	$432,218	$109,100	$323,118

As the Covered Call Fund commenced operations after September 30, 2015, advisory fee accrual is not yet available.

PORTFOLIO MANAGERS

Paula Horn and Brian Schuster are the portfolio managers principally responsible for the day-to-day management of the Strategic Income Fund’s portfolio. The following table shows the number of other accounts managed by each portfolio manager and the total assets in the accounts managed within various categories as of September 30, 2015.

Paula Horn
Type of Accounts	Number of Accounts	Total Assets (in millions)	Number of Accounts with Advisory Fee based on Performance	Total Assets (in millions)
Registered Investment Companies	1	$103.4	0	$0
Other Pooled Investments	0	$0	0	$0
Other Accounts	529	$2,979.4	0	$0

Brian Schuster
Type of Accounts	Number of Accounts	Total Assets (in millions)	Number of Accounts with Advisory Fee based on Performance	Total Assets (in millions)
Registered Investment Companies	0	0	0	0
Other Pooled Investments	0	0	0	0
Other Accounts	0	0	0	0

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Wiley D. Angell and Sean C. Hughes are the portfolio managers principally responsible for the day-to-day management of the Covered Call Fund’s portfolio. The following table shows the number of other accounts managed by each portfolio manager and the total assets in the accounts managed within various categories as of September 30, 2015.

Wiley D. Angell
Type of Accounts	Number of Accounts	Total Assets (in millions)	Number of Accounts with Advisory Fee based on Performance	Total Assets (in millions)
Registered Investment Companies	1	$155.6	0	$0
Other Pooled Investments	1	$69.2	0	$0
Other Accounts	109	$1,758.6	0	$0

Sean C. Hughes
Type of Accounts	Number of Accounts	Total Assets (in millions)	Number of Accounts with Advisory Fee based on Performance	Total Assets (in millions)
Registered Investment Companies	1	$155.6	0	$0
Other Pooled Investments	1	$69.2	0	$0
Other Accounts	94	$256.7	0	$0

Material Conflicts of Interest. The portfolio managers of the Adviser are often responsible for managing other accounts. The Adviser typically assigns accounts with similar investment strategies to a portfolio manager to mitigate the potentially conflicting investment strategies of accounts. Other than potential conflicts between investment strategies, the side-by-side management of both a Fund and other accounts may raise potential conflicts of interest due to the interest held by the Adviser or one of its affiliates in an account and certain trading practices used by a portfolio manager (for example, cross trades between a Fund and another account and allocation of aggregated trades). The Adviser has developed policies and procedures reasonably designed to mitigate those conflicts. In particular, the Adviser has adopted policies limiting the ability of portfolio manager to cross securities (pursuant to these policies, if the Adviser is to act as agent for both the buyer and seller with respect to transactions in investments, the portfolio manager will first: (a) obtain approval from the Adviser’s Chief Compliance Officer and (b) inform the customer of the capacity in which the Adviser is acting; and no dual agency transaction can be undertaken for any ERISA customer unless an applicable prohibited transaction exemption applies) and policies designed to ensure the fair allocation of securities purchased on an aggregated basis (pursuant to these policies all allocations must be fair between clients and, to be reasonable in the interests of clients, will generally be made in proportion to the size of the original orders placed).

Compensation. The portfolio managers are compensated in various forms. The portfolio managers’ salary is determined on an annual basis and is a fixed amount throughout the year. It is not based on the performance of a Fund or on the value of the assets held in a Fund’s portfolio. Additionally the portfolio managers’ receive a discretionary bonus that is based on the revenue of the products managed by the portfolio management team. There is no difference between the method used to determine the portfolio managers’ compensation with respect to the Funds and other accounts.

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The following table sets forth the dollar range of equity securities of the Strategic Income Fund beneficially owned by each portfolio manager as of September 30, 2015:

Name	Dollar Range of Equity Securities in the Strategic Income Fund
Paula Horn	$50,001 - $100,000

Name	Dollar Range of Equity Securities in the Strategic Income Fund
Brian Schuster	None

As the Covered Call Fund commenced operations after September 30, 2015, no portfolio manager beneficially owned any shares of the Fund.

SERVICE PROVIDERS

Fund Administrator, Transfer Agent and Custodian
Pursuant to an administration agreement (the “Administration Agreement”), U.S. Bancorp Fund Services, LLC (“USBFS”), 615 East Michigan Street, Milwaukee, Wisconsin 53202, acts as the administrator to the Funds. USBFS provides certain services to the Funds including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Funds’ independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust and the Funds with applicable laws and regulations, excluding those of the securities laws of various states; arranging for the computation of performance data, including NAV per share and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Funds, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. In this capacity, USBFS does not have any responsibility or authority for the management of the Funds, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.

Pursuant to the Administration Agreement, as compensation for its fund administration, portfolio compliance and fund accounting services, USBFS receives from the Funds, a fee based on each Fund’s current average daily net assets. USBFS also is entitled to certain out-of-pocket expenses. USBFS also acts as fund accountant, transfer agent (the “Transfer Agent”) and dividend disbursing agent under separate agreements. Additionally, the Administrator provides Chief Compliance Officer services to the Trust under a separate agreement. The cost of the Chief Compliance Officer’s services is charged to the Funds and approved by the Board annually.

For the fiscal year ended September 30, 2013, the Strategic Income Fund paid fees of $98,869 to the previous administrator.  For the fiscal year ended September 30, 2014, the Strategic Income Fund paid fees of $99,350 to USBFS. For the fiscal year ended September 30, 2015, the Strategic Income Fund paid fees of $$96,427 to USBFS.

As the Covered Call Fund commenced operations after September 30, 2015, administration fees are not yet available.

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Pursuant to a Custody Agreement between the Trust and U.S. Bank National Association (the “Custodian”), located at 1555 North Rivercenter Drive, Suite 302, Milwaukee, Wisconsin 53212, the Custodian serves as the custodian of the Funds’ assets, holds the Funds’ portfolio securities in safekeeping, and keeps all necessary records and documents relating to its duties.  The Custodian is compensated with an asset-based fee plus transaction fees and is reimbursed for out-of-pocket expenses.

The Custodian and Administrator do not participate in decisions relating to the purchase and sale of securities by the Funds.  The Administrator, Transfer Agent, Custodian and the Funds’ Distributor (as defined below) are affiliated entities under the common control of U.S. Bancorp.  The Custodian and its affiliates may participate in revenue sharing arrangements with the service providers of mutual funds in which the Funds may invest.

Distributor
The Trust has entered into a Distribution Agreement (the “Distribution Agreement”) with Quasar Distributors, LLC (the “Distributor”) 615 East Michigan Street, Milwaukee, Wisconsin 53202 pursuant to which the Distributor acts as the Funds; distributor, provides certain administration services and promotes and arranges for the sale of Fund shares.  The offering of the Funds’ shares is continuous.  The Distributor is a registered broker-dealer and member of FINRA.

The Distribution Agreement has an initial term of up to two years and will continue in effect only if such continuance is specifically approved at least annually by the Board or by vote of a majority of a Fund’s outstanding voting securities and, in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or “interested persons” (as defined in the 1940 Act) of any such party.  The Distribution Agreement is terminable without penalty by the Trust on behalf of a Fund on 60 days’ written notice when authorized either by a majority vote of a Fund’s shareholders or by vote of a majority of the Board, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust, or by the Distributor on 60 days’ written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).

Independent Registered Public Accounting Firm
BBD, LLP, 1835 Market Street, 26th Floor, Philadelphia, Pennsylvania 19103, is the independent registered public accounting firm for the Funds, whose services include auditing the Funds’ financial statements and the performance of related tax services.

Legal Counsel
Morgan, Lewis & Bockius LLP, 1111 Pennsylvania Avenue NW, Washington, DC 20004, serves as legal counsel to the Trust.

MARKETING AND SUPPORT PAYMENTS

The Adviser, out of its own resources and without additional cost to the Funds or its shareholders, may provide additional cash payments or other compensation to certain financial intermediaries who sell shares of the Funds. Such payments may be divided into categories as follows:

Support Payments. Payments may be made by the Adviser to certain financial intermediaries in connection with the eligibility of the Funds to be offered in certain programs and/or in connection with meetings between the Funds’ representatives and financial intermediaries and its sales representatives. Such meetings may be held for various purposes, including providing education and training about the Funds and other general financial topics to assist financial intermediaries’ sales representatives in making informed recommendations to, and decisions on behalf of, their clients.

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Entertainment, Conferences and Events. The Adviser also may pay cash or non-cash compensation to sales representatives of financial intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainments; and/or (iii) sponsorship support for the financial intermediary’s client seminars and cooperative advertising. In addition, the Adviser pays for exhibit space or sponsorships at regional or national events of financial intermediaries.

The prospect of receiving, or the receipt of additional payments or other compensation as described above by financial intermediaries may provide such intermediaries and/or their salespersons with an incentive to favor sales of shares of the Funds, and other mutual funds whose affiliates make similar compensation available, over sale of shares of mutual funds (or non-mutual fund investments) not making such payments. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to the Funds shares.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Pursuant to the Advisory Agreement, the Adviser determines which securities are to be purchased and sold by the Funds and which broker-dealers are eligible to execute each Fund’s portfolio transactions. Purchases and sales of securities in the OTC market will generally be executed directly with a “market-maker” unless, in the opinion of the Adviser, a better price and execution can otherwise be obtained by using a broker for the transaction.

Purchases of portfolio securities for the Funds also may be made directly from issuers or from underwriters. Where possible, purchase and sale transactions will be effected through dealers (including banks) which specialize in the types of securities which the Funds will be holding, unless better executions are available elsewhere. Dealers and underwriters usually act as principal for their own accounts. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter that has provided research or other services as discussed below.

In placing portfolio transactions, the Adviser will seek best execution. The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm’s risk in positioning a block of securities and other factors. In those instances where it is reasonably determined that more than one broker-dealer can offer the services needed to obtain the most favorable price and execution available, consideration may be given to those broker-dealers which furnish or supply research and statistical information to the Adviser that it may lawfully and appropriately use in its investment advisory capacities, as well as provide other services in addition to execution services. The Adviser considers such information, which is in addition to and not in lieu of the services required to be performed by it under its Agreement with the Funds, to be useful in varying degrees, but of indeterminable value. Portfolio transactions may be placed with broker-dealers who sell shares of the Funds subject to rules adopted by the Financial Industry Regulatory Authority, Inc. (“FINRA”) and the SEC.

While it is the Funds’ general policy to first seek to obtain the most favorable price and execution available in selecting a broker-dealer to execute portfolio transactions for the Funds, in accordance with Section 28(e) under the Securities and Exchange Act of 1934, when it is determined that more than one broker can deliver best execution, weight is also given to the ability of a broker-dealer to furnish brokerage and research services to the Funds or to the Adviser, even if the specific services are not directly useful to the Funds and may be useful to the Adviser in advising other clients. In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, the Funds may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Adviser to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer.

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Investment decisions for the Funds are made independently from those of other client accounts or mutual funds managed or advised by the Adviser. Nevertheless, it is possible that at times identical securities will be acceptable for both the Funds and one or more of such client accounts or mutual funds. In such event, the position of the Funds and such client account(s) or mutual funds in the same issuer may vary and the length of time that each may choose to hold its investment in the same issuer may likewise vary. However, to the extent any of these client accounts or mutual funds seek to acquire the same security as the Funds at the same time, the Funds may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security. Similarly, the Funds may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time. If one or more of such client accounts or mutual funds simultaneously purchases or sells the same security that a Fund is purchasing or selling, each day’s transactions in such security will be allocated between that Fund and all such client accounts or mutual funds in a manner deemed equitable by the Adviser, taking into account the respective sizes of the accounts and the amount of cash available for investment, the investment objective of the account, and the ease with which a client’s appropriate amount can be bought, as well as the liquidity and volatility of the account and the urgency involved in making an investment decision for the client. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as the Funds are concerned. In other cases, however, it is believed that the ability of the Funds to participate in volume transactions may produce better executions for the Funds.

Brokerage Commissions
During the fiscal years indicated below, the Strategic Income Fund paid the following amount in brokerage commissions:

Aggregate Brokerage Commissions Paid During Fiscal Years Ended September 30,
2013	2014	2015
$55,007	$46,579	$31,398

The table below indicates the portion of the Strategic Income Fund’s aggregate brokerage that was directed to brokers who, in addition to providing trade execution, also supplied the Strategic Income Fund with research services.

Fiscal Year Ended September 30, 2015
Dollar Value of Securities Traded	Related Soft Dollar Brokerage Commissions
$9,639,996	$13,314

The following information is provided with respect to the Strategic Income Fund’s “regular broker-dealers.”  The term “regular broker-dealers” means generally, as of September 30, 2015, any of the ten brokers or dealers who, for the fiscal year ended September 30, 2015, (1) received the greatest dollar amount of brokerage commissions from the Funds, (2) engaged as principal in the largest dollar amount of portfolio transactions for the Funds, or (3) sold the largest dollar amount of securities of the Funds.

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The chart below identifies the Strategic Income Fund’s “regular broker-dealers” the securities of which were purchased by the Strategic Income Fund during the fiscal year ended September 30, 2015 and the value of the Strategic Income Fund’s holdings of such securities as of September 30, 2015.
Regular Brokers	Strategic Income Fund
Bank of America	$488,750
Citigroup, Inc.	$485,938
Goldman Sachs & Co.	$180,625
JP Morgan Chase and Co.	$486,875
Morgan Stanley	$492,880

As the Covered Call Fund commenced operations after September 30, 2015, brokerage information is not yet available.

DETERMINATION OF SHARE PRICE

The NAV of a Fund is determined as of the close of regular trading on the NYSE (generally 4:00 p.m., Eastern Time), each day the NYSE is open for trading. The NYSE annually announces the days on which it will not be open for trading. However, a Fund’s NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC. It is expected that the NYSE will not be open for trading on the following holidays:  New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday/Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  The NAV will not be calculated on days when the NYSE is closed for trading.

NAV is calculated by adding the value of all securities and other assets attributable to a Fund (including interest and dividends accrued, but not yet received), then subtracting liabilities attributable to the Fund (including accrued expenses).

Generally, a Fund’s investments are valued at market value or, in the absence of a market value, at fair value as determined in good faith by the Fund’s Adviser with oversight by the Trust’s Valuation Committee pursuant to procedures approved by or under the direction of the Board. Pursuant to those procedures, the Adviser considers, among other things:  (1) the last sales price on the securities exchange, if any, on which a security is primarily traded; (2) the mean between the bid and asked prices; (3) price quotations from an approved pricing service; and (4) other factors as necessary to determine a fair value under certain circumstances.

Securities primarily traded in the NASDAQ Global Market® for which market quotations are readily available shall be valued using the NASDAQ® Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. OTC securities which are not traded in the NASDAQ Global Market® shall be valued at the most recent sales price. Securities and assets for which market quotations are not readily available (including restricted securities which are subject to limitations as to their sale) are valued at fair value as determined in good faith under procedures approved by or under the direction of the Board.

Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above. In order to reflect their fair value, short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by a Fund on the 60th day, based on the value determined on the 61st day.

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A Fund’s securities, including ADRs, which are traded on securities exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and asked price. Securities that are traded on more than one exchange are valued on the exchange determined by the Adviser to be the primary market.

In the case of foreign securities, the occurrence of certain events after the close of foreign markets, but prior to the time a Fund’s NAV is calculated (such as a significant surge or decline in the U.S. or other markets) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. If such events occur, the Fund will value foreign securities at fair value, taking into account such events, in calculating the NAV. In such cases, use of fair valuation can reduce an investor’s ability to seek to profit by estimating a Fund’s NAV in advance of the time the NAV is calculated. The Adviser anticipates that a Fund’s portfolio holdings will be fair valued only if market quotations for those holdings are considered unreliable or are unavailable.

An option that is written or purchased by a Fund shall be valued using composite pricing via the National Best Bid and Offer quotes. Composite pricing looks at the last trade on the exchange where the option is traded. If there are no trades for an option on a given business day, as of closing, a Fund will value the option at the mean of the highest bid price and lowest ask price across the exchanges where the option is traded. For options where market quotations are not readily available, fair value shall be determined by the Fund’s Adviser with oversight by the Trust’s Valuation Committee.

All other assets of a Fund are valued in such manner as the Board in good faith deems appropriate to reflect their fair value.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

The information provided below supplements the information contained in the Prospectus regarding the purchase and redemption of Fund shares.

How to Buy Shares
You may purchase shares of a Fund from securities brokers, dealers or financial intermediaries (collectively, “Financial Intermediaries”). Investors should contact their Financial Intermediary directly for appropriate instructions, as well as information pertaining to accounts and any service or transaction fees that may be charged. The Funds may enter into arrangements with certain Financial Intermediaries whereby such Financial Intermediaries are authorized to accept your order on behalf of a Fund. If you transmit your order to these Financial Intermediaries before the close of regular trading (generally 4:00 p.m., Eastern Time) on a day that the New York Stock Exchange (“NYSE”) is open for business, shares will be purchased at the appropriate per share price next computed after it is received by the Financial Intermediary. Investors should check with their Financial Intermediary to determine if it participates in these arrangements.

The public offering price of Fund shares is the NAV per share. Strategic Income Fund Institutional Class, Covered Call Fund Class C and Covered Call Fund Institutional Class shares are purchased at the public offering price next determined after the Transfer Agent receives your order in good order (i.e., the written request contains your account number, states whether you want all or some of your shares redeemed, and is signed by all of the shareholders whose names appear on the account registration). Covered Call Fund Class A shares are purchased at the offering price, which is the net asset value per share next determined after your order is received, plus a sales charge. In most cases, in order to receive that day’s public offering price, the Transfer Agent must receive your order in good order before the close of regular trading on the NYSE, normally 4:00 p.m., Eastern Time.

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The Trust reserves the right in its sole discretion (i) to suspend the continued offering of a Fund’s shares and (ii) to reject purchase orders in whole or in part when in the judgment of the Adviser or the Distributor such rejection is in the best interest of a Fund. The Adviser has the right to reduce or waive the minimum for initial and subsequent investments for certain fiduciary accounts or under circumstances where certain economies can be achieved in sales of a Fund’s shares.

In addition to cash purchases, Fund shares may be purchased by tendering payment in-kind in the form of shares of stock, bonds or other securities. Any securities used to buy Fund shares must be readily marketable; their acquisition consistent with a Fund’s objective and otherwise acceptable to the Adviser and the Board.

Strategic Income Fund Class information
The Strategic Income Fund currently offers one share class, Institutional Class, which is charged a shareholder service fee of 0.15%.

Covered Call Fund Class information
Covered Call Fund Class A shares are charged a front-end sales charge of 5.75%, a contingent deferred sales charge (“CDSC”) of 1.00% (for purchases over $1,000,000) and a redemption fee of 1.00%. Class A shares are also charged a 0.25% Rule 12b-1 distribution and service fee.

Covered Call fund Class C shares are charged a CDSC of 1.00%. Class C shares are also charged a 1.00% Rule 12b-1 distribution and service fee.

Covered Call Fund Institutional Class shares are not charged a front-end sales load, are not charged a CDSC and have no Rule 12b-1 distribution and service fee. The Institutional Class shares have a higher minimum initial investment than Class A shares and Class C shares.

Covered Call Fund Sales Charge Waivers and Reductions
Initial Sales Charge Waivers. Purchases of Class A shares may be made at NAV without an initial sales charge in the following circumstances:
•
sales to (i) current and retired Board Members, (ii) current employees of Adviser and its subsidiaries, (iii) the “immediate families” of such persons (“immediate families” are such person’s spouse, including the surviving spouse of a deceased Board Member, and children under the age of 21) and (iv) a pension, profit-sharing or other benefit plan for the benefit of such persons;

•
sales to any employees of Service Agents having dealer, service or other selling agreements with the Fund’s Distributor or otherwise having an arrangement with any such Service Agent with respect to sales of Fund shares, and by the immediate families of such persons or by a pension, profit-sharing or other benefit plan for the benefit of such persons (providing the purchase is made for investment purposes and such securities will not be resold except through redemption or repurchase);

•	offers of Class A shares to any other investment company to effect the combination of such company with a Fund by merger, acquisition of assets or otherwise;
•
purchases by shareholders who have redeemed Class A shares in the Fund (or Class A shares of another Fund sold by the Adviser that is offered with a sales charge) and who wish to reinvest their redemption proceeds in the Fund as described in “Qualifying for a reduced Class A sales charge,” “Reinstatement Privileges” section of the Prospectus, provided the reinvestment is made within 60 calendar days of the redemption;

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•
purchases by investors participating in “wrap fee” or asset allocation programs or other fee-based arrangements sponsored by broker/dealers and other financial institutions that have entered into agreements with Ziegler Capital Management, LLC; and

•
purchases by direct retail investment platforms through mutual fund “supermarkets,” where the sponsor links its client’s account (including IRA accounts on such platforms) to a master account in the sponsor’s name

In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the elimination of the sales charge.

Advisory Fee Programs for Class A shares — Class A shares acquired by an investor in connection with a comprehensive fee or other advisory fee arrangement between the investor and a registered broker-dealer or investment advisor, trust company or bank (referred to as the “Sponsor”) in which the investor pays that Sponsor a fee for investment advisory services and the Sponsor or a broker-dealer through whom the shares are acquired has an agreement with Distributors authorizing the sale of Fund shares, qualify for a waiver of the Class A initial sales charge and do not require a minimum initial investment.

Accumulation Privilege, Rights of Accumulation (“ROA”) — You may combine your new purchase of Class A shares with Class A shares you shares currently own for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable sales charge for the new purchase is based on the total of your current purchase and the current value, calculated using the current day public offering price of all other shares you own. You may also combine the account value of your spouse and children under the age of 21. Only the shares held at the intermediary or the transfer agent at which you are making the current purchase can be used for the purposes of a lower sales charge based on Rights of Accumulation.

Letter of Intent (“LOI”) — Helps you take advantage of breakpoints in Class A sales charges. You may purchase Class A shares of Funds managed by the Adviser over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. You have a choice of seven Asset Level Goal amounts, as follows:
Asset Level Goal
(1)	$25,000
(2)	$50,000
(3)	$100,000
(4)	$250,000
(5)	$500,000
(6)	$750,000
(7)	$1,000,000

By signing an LOI you can reduce your Class A sales charge. Your individual purchases will be made at the applicable sales charge based on the amount you intend to invest over a 13-month period. The LOI will apply to all purchases of the Fund’s Class A shares. Any shares purchased within 90 days of the date you sign the letter of intent may be used as credit toward completion, but the reduced sales charge will only apply to new purchases made on or after that date. Purchases resulting from the reinvestment of dividends and capital gains do not apply toward fulfillment of the LOI. Shares equal to 5.75% of the amount of the LOI will be held in escrow during the 13-month period. If, at the end of that time the total amount of purchases made is less than the amount intended, you will be required to pay the difference between the reduced sales charge and the sales charge applicable to the individual purchases had the LOI not been in effect. This amount will be obtained from redemption of the escrow shares. Any remaining escrow shares will be released to you.

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If you establish an LOI with the Fund you can aggregate your accounts as well as the accounts of your spouse and children under age 21. You will need to provide written instruction with respect to the other accounts whose purchases should be considered in fulfillment of the LOI. Only the accounts held at the financial intermediary or the transfer agent at which you are making the purchase can be used toward fulfillment of the LOI.

Increasing the Amount of the Letter of Intent. You may at any time increase your Asset Level Goal. You must, however, contact your Service Agent, or if you purchase your shares directly through the transfer agent, contact the transfer agent, prior to making any purchases in an amount in excess of your current Asset Level Goal. The reduced sales charge will only apply to new purchases made on or after that date.

Sales and Exchanges. Shares acquired pursuant to a Letter of Intent, other than Escrowed Shares as defined below, may be redeemed or exchanged at any time, although any shares that are redeemed prior to meeting your Asset Level Goal will no longer count towards meeting your Asset Level Goal. However, complete liquidation of purchases made under a Letter of Intent prior to meeting the Asset Level Goal will result in the cancellation of the Letter. See “Failure to Meet Asset Level Goal” below. Exchanges in accordance with the Fund’s Prospectus are permitted, and shares so exchanged will continue to count towards your Asset Level Goal, as long as the exchange results in an Eligible Fund Purchase.

Cancellation of Letter of Intent. You may cancel a Letter of Intent by notifying your Service Agent in writing, or if you purchase your shares directly through the transfer agent, by notifying the transfer agent in writing. The Letter will be automatically cancelled if all shares are sold or redeemed as set forth above. See “Failure to Meet Asset Level Goal” below.

Escrowed Shares. Shares equal in value to 5.75% of your Asset Level Goal as of the date your Letter of Intent (or the date of any increase in the amount of the Letter) is accepted will be held in escrow during the term of your Letter. The Escrowed Shares will be included in the total shares owned as reflected in your account statement and any dividends and capital gains distributions applicable to the Escrowed Shares will be credited to your account and counted towards your Asset Level Goal or paid in cash upon request. The Escrowed Shares will be released from escrow if all the terms of your Letter are met.

Failure to Meet Asset Level Goal. If the total assets under your Letter of Intent within its 13-month term are less than your Asset Level Goal whether because you made insufficient Eligible Fund Purchases, redeemed all of your holdings or cancelled the Letter before reaching your Asset Level Goal, you will be liable for the difference between: (a) the sales charge actually paid and (b) the sales charge that would have applied if you had not entered into the Letter. You may, however, be entitled to any breakpoints that would have been available to you under the accumulation privilege. An appropriate number of shares in your account will be redeemed to realize the amount due. For these purposes, by entering into a Letter of Intent, you irrevocably appoint your Service Agent, or if you purchase your shares directly through the transfer agent, the transfer agent, as your attorney-in-fact for the purposes of holding the Escrowed Shares and surrendering shares in your account for redemption. If there are insufficient assets in your account, you will be liable for the difference. Any Escrowed Shares remaining after such redemption will be released to your account.

Covered Call Fund Contingent Deferred Sales Charge Provisions
Contingent deferred sales charge shares are: (a) Class A shares that were purchased without an initial sales charge but are subject to a contingent deferred sales charge and (b) Class C shares. A contingent deferred sales charge may be imposed on certain redemptions of these shares.

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Any applicable contingent deferred sales charge will be assessed on the NAV at the time of purchase or redemption, whichever is less.

Class A shares that are contingent deferred sales charge shares are subject to a 1.00% contingent deferred sales charge if redeemed within 18 months of purchase. Class C shares that are contingent deferred sales charge shares are subject to a 1.00% contingent deferred sales charge if redeemed within 12 months of purchase.

In determining the applicability of any contingent deferred sales charge, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gain distributions, next of shares that are not subject to the contingent deferred sales charge and finally of other shares held by the shareholder for the longest period of time. The length of time that contingent deferred sales charge shares acquired through an exchange have been held will be calculated from the date the shares exchanged were initially acquired. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The Distributor receives contingent deferred sales charges in partial consideration for its expenses in selling shares.

Covered Call Fund Waivers of Contingent Deferred Sales Charge
The contingent deferred sales charge will be waived on: (a) redemptions of shares within 12 months following the death or disability (as defined in the Code) of the shareholder; (b) mandatory post-retirement distributions from retirement plans or IRAs commencing on or after attainment of age 70 1/2 (c) involuntary redemptions;  (d) redemptions of shares to effect a combination of a Fund with any investment company by merger, acquisition of assets or otherwise; (e) tax-free returns of an excess contribution to any retirement plan; and (f) certain redemptions of shares of the Fund in connection with lump-sum or other distributions made by eligible retirement plans or redemption of shares by participants in certain “wrap fee” or asset allocation programs sponsored by broker/dealers and other financial institutions that have entered into agreements with the Distributor or the manager.

The contingent deferred sales charge is waived on Class C shares purchased by retirement plan omnibus accounts held on the books of the Fund.

How to Sell Shares and Delivery of Redemption Proceeds
You can sell your Fund shares any day the NYSE is open for regular trading, either directly to a Fund or through your Financial Intermediary.

Payments to shareholders for shares of a Fund redeemed directly from the Fund will be made as promptly as possible, but no later than seven calendar days after receipt by the Transfer Agent of the written request in proper form, with the appropriate documentation as stated in the Prospectus, except that the Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the NYSE is restricted as determined by the SEC or the NYSE is closed for other than weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of portfolio securities or valuation of net assets of a Fund not reasonably practicable; or (c) for such other period as the SEC may permit for the protection of a Fund’s shareholders. Under unusual circumstances, the Funds may suspend redemptions, or postpone payment for more than seven calendar days, but only as authorized by SEC rules.

The value of shares on redemption or repurchase may be more or less than the investor’s cost, depending upon the market value of a Fund’s portfolio securities at the time of redemption or repurchase. Covered Call Fund Class A shares and Class C shares redemption proceeds are net of any CDSC fees.

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Telephone Redemptions
Shareholders with telephone transaction privileges established on their account may redeem Fund shares by telephone. Upon receipt of any instructions or inquiries by telephone from the shareholder, the Fund or its authorized agents may carry out the instructions and/or respond to the inquiry consistent with the shareholder’s previously established account service options. For joint accounts, instructions or inquiries from either party will be carried out without prior notice to the other account owners. In acting upon telephone instructions, the Funds and its agents use procedures that are reasonably designed to ensure that such instructions are genuine. These include recording all telephone calls, requiring pertinent information about the account and sending written confirmation of each transaction to the registered owner.

The Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If the Transfer Agent fails to employ reasonable procedures, the Funds and the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. If these procedures are followed, however, to the extent permitted by applicable law, neither the Funds nor their agents will be liable for any loss, liability, cost or expense arising out of any redemption request, including any fraudulent or unauthorized request. For additional information, contact the Transfer Agent.

Redemptions In-Kind
The Fund has reserved the right to pay the redemption price of its shares in excess of the amounts specified by the rule, either totally or partially, by a distribution in-kind of portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the NAV per share for the shares being sold. If a shareholder receives a distribution in-kind, the shareholder could incur brokerage or other charges in converting the securities to cash.

The Fund does not intend to hold any significant percentage of its portfolio in illiquid securities, although the Fund, like virtually all mutual funds, may from time to time hold a small percentage of securities that are illiquid. In the unlikely event the Fund were to elect to make an in-kind redemption, the Fund expects that it would follow the normal protocol of making such distribution by way of a pro rata distribution based on its entire portfolio. If the Fund held illiquid securities, such distribution may contain a pro rata portion of such illiquid securities or the Fund may determine, based on a materiality assessment, not to include illiquid securities in the in-kind redemption. The Fund does not anticipate that it would ever selectively distribute a greater than pro rata portion of any illiquid securities to satisfy a redemption request. If such securities are included in the distribution, shareholders may not be able to liquidate such securities and may be required to hold such securities indefinitely. Shareholders’ ability to liquidate such securities distributed in-kind may be restricted by resale limitations or substantial restrictions on transfer imposed by the issuers of the securities or by law. Shareholders may only be able to liquidate such securities distributed in-kind at a substantial discount from their value, and there may be higher brokerage costs associated with any subsequent disposition of these securities by the recipient.

SHAREHOLDER SERVICE PLAN

The Strategic Income Fund has adopted a shareholder service plan for its Institutional Class shares, pursuant to which it may pay fees of up to 0.15% of its average daily net assets to broker-dealers, financial institutions or other service providers that provide services to investors in the Strategic Income Fund.  Payments under this plan are authorized by the officers of the Trust.

The shareholder service plan may be terminated by the Strategic Income Fund at any time upon a vote of the Trustees of the Trust who are not interested persons of the Trust and who have no direct or indirect financial interest in the plan, and will be terminated if its continuance is not approved at least annually by such directors.

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The Board of Trustees reviews quarterly the amount and purposes of expenditures pursuant to the service plans as reported to it by the officers of the Trust.

RULE 12b-1 DISTRIBUTION PLAN

The Covered Call Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The 12b-1 Plan authorizes payments which are accrued daily and paid quarterly at an annual rate of up to 0.25% of the average daily net assets of the Covered Call Fund’s Class A shares and up to 1.00% of the Fund’s Class C shares.

Amounts paid under the 12b-1 Plan by the Covered Call Fund may be spent by the Fund on any activities or expenses primarily intended to result in the sale of shares, including but not limited to, advertising, compensation for sales and marketing activities of financial institutions and others such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders and the printing and mailing of sales literature. Such fees are paid each year only to the extent of such costs and expenses of the Covered Call Fund under the Plan actually incurred in that year. To the extent any activity is one which the Covered Call Fund may finance without a plan pursuant to Rule 12b-1, the Fund may also make payments to finance such activity outside of the 12b-1 Plan and not subject to its limitations.

Under the Plan, the Trustees will be furnished quarterly with information detailing the amount of expenses paid under the Plan and the purposes for which payments were made.  The Plan may be terminated at any time by vote of a majority of the Trustees of the Trust who are not interested persons.  Continuation of the Plan is considered by such Trustees no less frequently than annually.  With the exception of the Distributor and the Adviser, in their capacities as the Fund’s principal underwriter and distribution coordinator, respectively, no interested person has or had a direct or indirect financial interest in the Plan or any related agreement.

While there is no assurance that the expenditures of the Covered Call Fund’s assets to finance distribution of shares will have the anticipated results, the Board believes there is a reasonable likelihood that one or more of such benefits will result, and because the Board is in a position to monitor the distribution expenses, it is able to determine the benefit of such expenditures in deciding whether to continue the Plan.

Any material amendment to the Plan must be approved by the Board, including a majority of the Independent Trustees, or by a vote of a “majority” (as defined in the 1940 Act) of the outstanding voting securities of the applicable class or classes.  The Plan may be terminated, with respect to a class or classes of the Covered Call Fund, without penalty at any time: (1) by vote of a majority of the Board, including a majority of the Independent Trustees; or (2) by a vote of a “majority” (as defined in the 1940 Act) of the outstanding voting securities of the applicable class or classes.

DISTRIBUTIONS AND TAX  INFORMATION

Distributions
The Strategic Income Fund distributes substantially all of its net investment income quarterly and substantially all of its capital gains annually.  The Covered Call Fund will generally make distributions of dividends and capital gains quarterly. Also, the Funds typically distribute any undistributed net investment income and net short-term capital gain and net capital gain (i.e., the  excess of a Fund’s net long-term capital gains over its short-term capital losses) realized by a Fund on a quarterly basis. Any net capital gains realized through the period ended October 31 of each year will also be distributed by December 31 of each year.

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Each distribution by a Fund is accompanied by a brief explanation of the form and character of the distribution. In January of each year, the Funds will issue to each shareholder a statement of the amount and federal income tax status of all distributions.

Tax Information
Each series of the Trust is treated as a separate entity for federal income tax purposes. The Funds have elected, and intend to qualify each year, to be treated as regulated investment companies under Subchapter M of the Code. To qualify as a regulated investment company, a Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, in the securities (other than the securities of other regulated investment companies) of any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or in the securities of one or more “qualified publicly traded partnerships.”

As a regulated investment company, a Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, a Fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., generally, its taxable income other than its net capital gain, computed without regard to the dividends-paid deduction, plus or minus certain other adjustments), and (ii) 90% of its net tax-exempt income for the taxable year. A Fund will be subject to income tax at regular corporate tax rates on any taxable income or gains that it does not distribute to its shareholders. Each Fund’s policy is to distribute to its shareholders all of its investment company taxable income (computed without regard to the dividends-paid deduction) and any net realized long term capital gains for each fiscal year in a manner that complies with the distribution requirements of the Code, so that the Fund will not be subject to any federal income or excise taxes. However, the Funds can give no assurances that distributions will be sufficient to eliminate all taxes.

If, for any taxable year, a Fund were to fail to qualify as a regulated investment company under the Code or were to fail to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, a Fund’s distributions, to the extent derived from the Fund’s current and accumulated earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as ordinary dividend income for federal income tax purposes. However, such dividends would be eligible, subject to any generally applicable limitations, (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends-received deduction in the case of corporate shareholders. Moreover, if a Fund were to fail to qualify as a regulated investment company in any year, it would be required to pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. Under certain circumstances, a Fund may cure a failure to qualify as a regulated investment company, but in order to do so the Fund may incur significant Fund-level taxes and may be forced to dispose of certain assets. If a Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund would generally be required to recognize, and would generally be subject to a corporate level tax with respect to, any net built-in gains with respect to certain of its assets upon a disposition of such assets within ten years of qualifying as a regulated investment company in a subsequent year. To avoid a non-deductible excise tax, a Fund must also distribute (or be deemed to have distributed) by December 31 of each calendar year at least the sum of (i) 98% of its ordinary income for such year, (ii) 98.2% of the excess of its realized capital gains over its realized capital losses for the 12 month period ending on October 31 during such year, and (iii) any amounts from the prior calendar year that were not distributed and on which no federal income tax was paid by the Fund or shareholders.

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If a Fund has a “net capital loss” (that is, capital losses in excess of capital gains) for a taxable year, the excess of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. Those net capital losses can be carried forward indefinitely to offset capital gains, if any, in years following the year of the loss. Under certain circumstances, a Fund may elect to treat certain losses as though they were incurred on the first day of the taxable year following the taxable year in which they were actually incurred.

A Fund’s net investment income generally consists of interest and dividend income, less expenses. Net realized capital gains for a fiscal period are computed by taking into account any capital loss carryforward of the applicable Fund. Taxable dividends and distributions are subject to tax whether you receive them in cash or in additional shares.

Distributions of net investment income and net short-term capital gains are taxable to shareholders as ordinary income or, for noncorporate shareholders, as qualified dividend income. Distributions from a Fund’s net capital gain are taxable to shareholders as long-term capital gains regardless of the length of time shares have been held. In general, to the extent that a Fund receives qualified dividend income, the Fund may report a portion of the dividends it pays as qualified dividend income, which for noncorporate shareholders is subject to U.S. federal income tax rates of up to 20%. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (i.e., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, and foreign corporations if the stock with respect to which the dividend was paid is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the shares on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become “ex-dividend” with respect to such dividend, (ii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iii) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Code. In order for a dividend on certain preferred stock to be treated as qualified dividend income, the shareholder must have a holding period of at least 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend as to that dividend. The holding period requirements described in this paragraph apply to shareholders’ investments in a Fund and to the Fund’s investments in underlying dividend-paying stocks. Distributions received by a Fund from another regulated investment company will be treated as qualified dividend income only to the extent so reported by such other regulated investment company. If 95% or more of a Fund’s gross income (calculated without taking into account net capital gain derived from sales or other dispositions of stock or securities) consists of qualified dividend income, the Fund may report all distributions of such income as qualified dividend income. Dividends paid by a Fund that are attributable to dividends received by the Fund from domestic corporations may qualify for the dividends-received deduction for corporate shareholders of the Fund. Distributions attributable to a Fund’s investment in preferred securities and hybrid-preferred securities might not be eligible for treatment as qualified dividend income or for the dividends-received deduction. The Covered Call Fund’s covered call options may limit its ability to distribute dividends eligible for treatment as qualified dividend income and may limit its ability to distribute dividends eligible for the dividends-received deduction.

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There is no requirement that the Funds take into consideration any tax implications when implementing their investment strategies. If a Fund’s distributions exceed its earnings and profits, all or a portion of the distributions may be treated as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce each shareholder’s tax basis, resulting in a higher capital gain or lower capital loss when the shares on which the distribution was received are sold. After a shareholder’s tax basis in the shares has been reduced to zero, distributions in excess of earnings and profits will be treated as gain from the sale of the shareholder’s shares.

Each shareholder who receives taxable distributions in the form of additional shares will be treated for U.S. federal income tax purposes as if receiving a distribution in an amount equal to the amount of money that the shareholder would have received if he or she had instead elected to receive cash distributions. The shareholder’s aggregate tax basis in shares of the applicable Fund will be increased by such amount.

A dividend or other distribution by a Fund is generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, distributions declared in October, November or December to shareholders of record on a date in such a month and paid the following January are taxable as if received on December 31. Distributions are includable in alternative minimum taxable income in computing a shareholder’s liability for the alternative minimum tax. Shareholders should note that the Funds may make taxable distributions of income and capital gains even when share values have declined.

The Funds may be subject to foreign withholding taxes on dividends and interest earned with respect to securities of foreign corporations. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. If more than 50% of a Fund’s total assets at the close of any taxable year consist of stock or securities of foreign corporations, the Fund may elect to pass through to its shareholders their pro rata shares of qualified foreign taxes paid by the Fund for that taxable year. If a Fund so elects, shareholders would be required to include such taxes in their gross incomes (in addition to the dividends and distributions they actually receive), would treat such taxes as foreign taxes paid by them, and, as described below, may be entitled to a tax deduction for such taxes or a tax credit, subject to a holding period requirement and other limitations under the Code.

Qualified foreign taxes generally include taxes that would be treated as income taxes under U.S. tax regulations but do not include most other taxes, such as stamp taxes, securities transaction taxes, and similar taxes. If a Fund qualifies to make, and makes, the election described above, shareholders may deduct their pro rata portions of qualified foreign taxes paid by the Fund for that taxable year in computing their income subject to U.S. federal income taxation or, alternatively, claim them as credits, subject to applicable limitations under the Code, against their U.S. federal income taxes. Shareholders who do not itemize deductions for U.S. federal income tax purposes will not, however, be able to deduct their pro rata portions of qualified foreign taxes paid by a Fund, although such shareholders will be required to include their shares of such taxes in gross income if the Fund makes the election described above. No deduction for such taxes will be permitted to individuals in computing their alternative minimum tax liability.

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If a Fund acquires any equity interest (under Treasury regulations that may be promulgated in the future, generally including not only stock but also an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations (i) that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or (ii) where at least 50% of the corporation’s assets (computed based on average fair market value) either produce or are held for the production of passive income (“passive foreign investment companies”), the Fund could be subject to U.S. federal income tax and additional interest charges on “excess distributions” received from such companies or on gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. A Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. A “qualified electing fund” election or a “mark to market” election may be available that would ameliorate these adverse tax consequences, but such elections could require the applicable Fund to recognize taxable income or gain (subject to the distribution requirements applicable to regulated investment companies, as described above) without the concurrent receipt of cash. In order to satisfy the distribution requirements and avoid a Fund-level tax, the applicable Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund. Gains from the sale of stock of passive foreign investment companies may also be treated as ordinary income. In order for a Fund to make a qualified electing fund election with respect to a passive foreign investment company, the passive foreign investment company would have to agree to provide certain tax information to the Fund on an annual basis, which it might not agree to do. The Funds may limit and/or manage their holdings in passive foreign investment companies to limit their tax liabilities or maximize their returns from these investments.

A shareholder may recognize a taxable gain or loss on a redemption of Fund shares. Any loss realized upon redemption of shares within six months from the date of their purchase will be treated as a long term capital loss to the extent of any amounts treated as distributions of long term capital gains during such six month period. Any loss realized upon a redemption may be disallowed under certain wash sale rules to the extent shares of the applicable Fund are purchased (through reinvestment of distributions or otherwise) within 30 days before or after the redemption.

The Strategic Income Fund may invest in, or hold, debt obligations that are in the lowest rating categories or that are unrated, including debt obligations of issuers not currently paying interest or that are in default. Investments in debt obligations that are at risk of or are in default present special tax issues for the Strategic Income Fund. Federal income tax rules are not entirely clear about issues such as when the Strategic Income Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and interest and whether certain exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the Strategic Income Fund, in the event it invests in or holds such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts. For these purposes, dividends, interest and certain capital gains (among other categories of income) are generally taken into account in computing a shareholder’s net investment income.

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Under the Code, the Funds will be required to report to the Internal Revenue Service (“IRS”) all distributions of taxable income and capital gains as well as gross proceeds from the redemption of Fund shares, except in the case of exempt shareholders, which includes most corporations. The Funds will also be required to report tax basis information for such shares and indicate whether these shares had a short-term or long-term holding period. If a shareholder has a different basis for different shares of a Fund in the same account (e.g., if a shareholder purchased shares in the same account at different times for different prices), the Fund will calculate the basis of the shares sold using its default method unless the shareholder has properly elected to use a different method. Each Fund’s default method for calculating basis will be the average basis method, under which the basis per share is reported as the average of the bases of all of the shareholder’s Fund shares in the account. A shareholder may elect, on an account-by-account basis, to use a method other than average basis by following procedures established by the Funds or their administrative agent. If such an election is made on or prior to the date of the first exchange or redemption of shares in the account and on or prior to the date that is one year after the shareholder receives notice of the applicable Fund’s default method, the new election will generally apply as if the average basis method had never been in effect for such account. If such an election is not made on or prior to such dates, the shares in the account at the time of the election will retain their averaged bases. Shareholders should consult their tax advisers concerning the tax consequences of applying the average basis method or electing another method of basis calculation.

Under Treasury regulations, if a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single year (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to adverse tax consequences, including substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Pursuant to the backup withholding provisions of the Code, distributions of any taxable income and capital gains and proceeds from the redemption of Fund shares may be subject to withholding of federal income tax at the rate of 28% in the case of non-exempt shareholders who fail to furnish the Funds with their taxpayer identification numbers or with required certifications regarding their status under the federal income tax law, or if the IRS notifies the Funds that such backup withholding is required. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld. Corporate and other exempt shareholders should provide the Funds with their taxpayer identification numbers or certify their exempt status in order to avoid possible erroneous application of backup withholding. Backup withholding is not an additional tax and any amounts withheld may be credited against a shareholder’s ultimate federal income tax liability if proper documentation is provided. The Funds reserve the right to refuse to open an account for any person failing to provide a certified taxpayer identification number.

The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty). The 30% withholding tax described in this paragraph will not apply to dividends reported by a Fund as (i) interest-related dividends, to the extent such dividends are derived from the Fund’s “qualified net interest income,” or (ii) short-term capital gain dividends, to the extent such dividends are derived from the Fund’s “qualified short-term gain”. “Qualified net interest income” is a Fund’s net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of a Fund for the taxable year over its net long-term capital loss, if any.

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Unless certain non-U.S. entities that hold Fund shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to Fund distributions payable to such entities after June 30, 2014 (or, in certain cases, after later dates) and redemptions and certain capital gain dividends payable to such entities after December 31, 2018. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.

This discussion and the related discussion in the Prospectus have been prepared by Fund management. The information above is only a summary of some of the tax considerations generally affecting the Funds and their shareholders. No attempt has been made to discuss individual tax consequences, and this discussion should not be construed as applicable to all shareholders’ tax situations. Investors should consult their own tax advisors to determine the suitability of the Funds and the applicability of any state, local or foreign taxation.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). In order to ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Funds’ Distributor and Transfer Agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including Office of Foreign Asset Control (“OFAC”), and a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

GENERAL INFORMATION

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in a Fund. Each share represents an interest in a Fund proportionately equal to the interest of each other share. Upon a Fund’s liquidation, all shareholders would share pro rata in the net assets of the Fund available for distribution to shareholders.

With respect to the Funds, the Trust may offer more than one class of shares. The Trust reserves the right to create and issue additional series or classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class.

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The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of a series or class when, in the judgment of the Trustees, it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances, the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have, in certain circumstances, the right to remove one or more Trustees without a meeting. No material amendment may be made to the Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each portfolio affected by the amendment. The Declaration of Trust provides that, at any meeting of shareholders of the Trust or of any series or class, a Shareholder Servicing Agent may vote any shares as to which such Shareholder Servicing Agent is the agent of record and which are not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares of that portfolio otherwise represented at the meeting in person or by proxy as to which such Shareholder Servicing Agent is the agent of record. Any shares so voted by a Shareholder Servicing Agent will be deemed represented at the meeting for purposes of quorum requirements. Any series or class may be terminated (i) upon the merger or consolidation with, or the sale or disposition of all or substantially all of its assets to, another entity, if approved by the vote of the holders of two thirds of its outstanding shares, except that if the Board recommends such merger, consolidation or sale or disposition of assets, the approval by vote of the holders of a majority of the series’ or class’ outstanding shares will be sufficient, or (ii) by the vote of the holders of a majority of its outstanding shares, or (iii) by the Board by written notice to the series’ or class’ shareholders. Unless each series and class is so terminated, the Trust will continue indefinitely.

The Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

The Declaration of Trust does not require the issuance of stock certificates. If stock certificates are issued, they must be returned by the registered owners prior to the transfer or redemption of shares represented by such certificates.

Rule 18f-2 under the 1940 Act provides that as to any investment company which has two or more series outstanding and as to any matter required to be submitted to shareholder vote, such matter is not deemed to have been effectively acted upon unless approved by the holders of a “majority” (as defined in the Rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of Trustees or the ratification of the selection of accountants. The Rule contains special provisions for cases in which an advisory contract is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

Inactive Accounts
Your mutual fund account may be transferred to your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws.

Fund Mailings
Statements and reports that the Funds send to you include the following:
•	Confirmation statements (after every transaction that affects your account balance or your account registration);
•	Annual and semi-annual shareholder reports (every six months); and
•	Quarterly account statements.

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Householding
In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-877-568-7633 to request individual copies of these documents. Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

General Policies
Some of the following policies are mentioned above. In general, the Funds reserve the right to:
•	Refuse, change, discontinue, or temporarily suspend account services, including purchase, or telephone redemption privileges, for any reason;
•
Reject any purchase request for any reason. Generally, the Funds will do this if the purchase is disruptive to the efficient management of the Funds (due to the timing of the investment or an investor’s history of excessive trading);

•
Redeem all shares in your account if your balance falls below the minimum initial investment amount due to redemption activity. If, within 60 days of written request, you have not increased your account balance, you may be required to redeem your shares. The Funds will not require you to redeem shares if the value of your account drops below the investment minimum due to fluctuations of NAV;

•	Delay paying redemption proceeds for up to 15 calendar days after receiving a request, if an earlier payment could adversely affect the Funds; and
•	Reject any purchase or redemption request that does not contain all required documentation and is not in good order.

Before redeeming recently purchased shares, please note that if the Transfer Agent has not yet collected payment for the shares you are redeeming, it may delay sending the proceeds until the payment is collected, which may take up to 15 calendar days from the purchase date. Furthermore, there are certain times when you may be unable to redeem the Funds’ shares or receive proceeds. Specifically, the Funds may suspend the right to redeem shares or postpone the date of payment upon redemption for more than seven calendar days for:
•	any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted;
•
any period during which an emergency exists as a result of which disposal by the Funds of securities owned by them is not reasonably practicable or it is not reasonably practicable for the Funds fairly to determine the value of their net assets; or

•	such other periods as the SEC may permit for the protection of the Funds’ shareholders.

If you elect telephone privileges on the account application or in a letter to the Funds, you may be responsible for any fraudulent telephone orders as long as the Funds have taken reasonable precautions to verify your identity. Before executing an instruction received by telephone, the Transfer Agent will use reasonable procedures to confirm that the telephone instructions are genuine. The telephone call may be recorded and the caller may be asked to verify certain personal identification information. If the Funds or its agents follow these procedures, they cannot be held liable for any loss, expense or cost arising out of any telephone redemption request that is reasonably believed to be genuine. This includes fraudulent or unauthorized requests. If an account has more than one owner or authorized person, the Funds will accept telephone instructions from any one owner or authorized person. In addition, once you place a telephone transaction request, it cannot be canceled or modified.

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FINANCIAL STATEMENTS

The financial statements and the report of the Independent Registered Public Accounting Firm, as required to be included in the Statement of Additional Information are incorporated herein by reference to the Strategic Income Fund’s Annual Report to Shareholders for the fiscal year ended September 30, 2015. As the Covered Call Fund commenced operations after September 30, 2015, financial statement information is not yet available. You can obtain the Strategic Income Fund Annual Report without charge on the SEC’s website at www.sec.gov, upon written request, or request by telephone.

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APPENDIX  A

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

A Standard & Poor’s short-term issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor’s for short-term issues:

“A-1” – A short-term obligation rated “A-1” is rated in the highest category and indicates that the obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” – A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

“A-3” – A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B” – A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C” – A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

“D” – A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.

           Local Currency and Foreign Currency Risks – Standard & Poor’s issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Moody’s Investors Service (“Moody’s”) short-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments.

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Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

“P-2” – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

“P-3” – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

“NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention. Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in U.S. public finance markets. The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” – Securities possess the highest short-term credit quality. This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” – Securities possess good short-term credit quality. This designation indicates good intrinsic capacity for timely payment of financial commitments.

“F3” – Securities possess fair short-term credit quality. This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

“B” – Securities possess speculative short-term credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C” – Securities possess high short-term default risk. Default is a real possibility.

“RD” – Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

“D” – Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

The DBRS® Ratings Limited (“DBRS”) short-term debt rating scale provides an opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. Ratings are based on quantitative and qualitative considerations relevant to the issuer and the relative ranking of claims. The R-1 and R-2 rating categories are further denoted by the sub-categories “(high)”, “(middle)”, and “(low)”.

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The following summarizes the ratings used by DBRS for commercial paper and short-term debt:

“R-1 (high)” - Short-term debt rated “R-1 (high)” is of the highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

“R-1 (middle)” – Short-term debt rated “R-1 (middle)” is of superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from “R-1 (high)” by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

“R-1 (low)” – Short-term debt rated “R-1 (low)” is of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

“R-2 (high)” – Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

“R-2 (middle)” – Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

“R-2 (low)” – Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.

“R-3” – Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

“R-4” – Short-term debt rated “R-4” is considered to be of speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

“R-5” – Short-term debt rated “R-5” is considered to be of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

“D” – Short-term debt rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur. DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Long-Term Credit Ratings

The following summarizes the ratings used by Standard & Poor’s for long-term issues:

“AAA” – An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

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“AA” – An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB” – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“BB,” “B,” “CCC,” “CC” and “C” – Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B” – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.

“C” – An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

“D” – An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.

Plus (+) or minus (-) – The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

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“NR” – This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Local Currency and Foreign Currency Risks - Standard & Poor’s issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Moody’s long-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of one year or more. Such ratings reflect both the likelihood of default on contractually promised payments and the expected financial loss suffered in the event of default. The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

“Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” – Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

“Baa” – Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba” – Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

“B” – Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” – Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

“Ca” – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” – Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note:  Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.”  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

The following summarizes long-term ratings used by Fitch:

“AAA” – Securities considered to be of the highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

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“AA” – Securities considered to be of very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A” – Securities considered to be of high credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB” – Securities considered to be of good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

“BB” – Securities considered to be speculative. “BB” ratings indicate that there is an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

“B” – Securities considered to be highly speculative. “B” ratings indicate that material credit risk is present.

“CCC” – A “CCC” rating indicates that substantial credit risk is present.

“CC” – A “CC” rating indicates very high levels of credit risk.

“C” – A “C” rating indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned “RD” or “D” ratings, but are instead rated in the “B” to “C” rating categories, depending upon their recovery prospects and other relevant characteristics. Fitch believes that this approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” obligation rating category, or to corporate finance obligation ratings in the categories below “CCC”.

The DBRS long-term rating scale provides an opinion on the risk of default. That is, the risk that an issuer will fail to satisfy its financial obligations in accordance with the terms under which an obligation has been issued. Ratings are based on quantitative and qualitative considerations relevant to the issuer, and the relative ranking of claims. All rating categories other than AAA and D also contain subcategories “(high)” and “(low)”. The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category. The following summarizes the ratings used by DBRS for long-term debt:

“AAA” -  Long-term debt rated “AAA” is of the highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

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“AA” – Long-term debt rated “AA” is of superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from “AAA” only to a small degree. Unlikely to be significantly vulnerable to future events.

“A” – Long-term debt rated “A” is of good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.”  May be vulnerable to future events, but qualifying negative factors are considered manageable.

“BBB” – Long-term debt rated “BBB” is of adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

“BB” – Long-term debt rated “BB” is of speculative, non-investment grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

“B” – Long-term debt rated “B” is of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

“CCC”, “CC” and “C” – Long-term debt rated in any of these categories is of very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although “CC” and “C” ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the “CCC” to “B” range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the “C” category.

“D” – A security rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur. DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Municipal Note Ratings

A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations:

●	Amortization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

●	Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Municipal Short-Term Note rating symbols are as follows:

“SP-1” – A municipal note rated “SP-1” exhibits a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

“SP-2” – A municipal note rated “SP-2” exhibits a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

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“SP-3” – A municipal note rated “SP-3” exhibits a speculative capacity to pay principal and interest.

Moody’s uses the Municipal Investment Grade (“MIG”) scale to rate U.S. municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels – “MIG-1” through “MIG-3” while speculative grade short-term obligations are designated “SG”. The following summarizes the ratings used by Moody’s for short-term municipal obligations:

“MIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG-2” – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

“MIG-3” – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

“NR” – Is assigned to an unrated obligation.

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned:  a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG rating scale called the Variable Municipal Investment Grade or “VMIG” scale. The rating transitions on the VMIG scale differ from those on the Prime scale to reflect the risk that external liquidity support generally will terminate if the issuer’s long-term rating drops below investment grade.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

“VMIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-2” – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-3” – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“SG” – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

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“NR” – Is assigned to an unrated obligation.

About Credit Ratings

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Moody’s credit ratings must be construed solely as statements of opinion and not statements of fact or recommendations to purchase, sell or hold any securities.

Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested. Fitch’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

DBRS credit ratings are opinions based on the quantitative and qualitative analysis of information sourced and received by DBRS, which information is not audited or verified by DBRS. Ratings are not buy, hold or sell recommendations and they do not address the market price of a security. Ratings may be upgraded, downgraded, placed under review, confirmed and discontinued.

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